                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form N-1A

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              [ ]

Amendment No. 6 (File No. 811-21914)                                         [X]

RIVERSOURCE SHORT TERM INVESTMENTS SERIES, INC.
50606 Ameriprise Financial Center
Minneapolis, Minnesota 55474

Scott R. Plummer
5228 Ameriprise Financial Center
Minneapolis, MN 55474
(612) 671-1947

This Amendment to the Registration Statement is being filed pursuant to Section 8(b) of the Investment Company Act of 1940, as amended. The Fund's shares are not registered under the Securities Act of 1933, as amended (the 1933 Act) because the shares are issued solely in private placement transactions that do not involve any public offering within the meaning of Section 4(2) of the 1933 Act. Investments in the Fund may be made only by investment companies, common or commingled trust funds or similar organizations or persons that are accredited investors within the meaning of the 1933 Act. This Amendment to the Registration Statement does not constitute an offer to sell, or the solicitation of an offer to buy, any security within the meaning of the 1933 Act.

--------------------------------------------------------------------------------

Shares of the Fund are issued solely in private placement transactions that do not involve any public offering within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the 1933 Act). Investments in the Fund may be made only by investment companies, common or commingled trust funds or similar organizations or persons that are accredited investors within the meaning of the 1933 Act. This prospectus does not constitute an offer to sell, or the solicitation of an offer to buy, any security within the meaning of the 1933 Act.

--------------------------------------------------------------------------------

COLUMBIA SHORT-TERM CASH FUND
(FORMERLY KNOWN AS RIVERSOURCE SHORT-TERM CASH FUND)

PROSPECTUS SEPT. 27, 2010

RESPONSES TO ITEMS 1, 2, 3, 4 AND 13 HAVE BEEN OMITTED PURSUANT TO PARAGRAPH 2(B) OF INSTRUCTION B OF THE GENERAL INSTRUCTIONS TO FORM N-1A.

TABLE OF CONTENTS

SUMMARY OF THE FUND
Fund Management ..........................................................     3
Buying and Selling Shares ................................................     3
Tax Information ..........................................................     3
MORE INFORMATION ABOUT THE FUND
Investment Objective .....................................................     4
Principal Investment Strategies of the Fund ..............................     4
Principal Risks of Investing in the Fund .................................     5
Other Investment Strategies and Risks ....................................     5
Fund Management ..........................................................     5
BUYING AND SELLING SHARES ................................................     6
Buying Shares ............................................................     6
Selling Shares ...........................................................     6
PRICING AND VALUING OF FUND SHARES .......................................     6
DISTRIBUTIONS AND TAXES ..................................................     7
GENERAL INFORMATION ......................................................     8

SUMMARY OF THE FUND

FUND MANAGEMENT

INVESTMENT MANAGER: Columbia Management Investment Advisers, LLC (the investment manager)

BUYING AND SELLING SHARES

The Fund has no minimum initial or subsequent investment amount.

SELLING SHARES

Your shares are redeemable -- they may be sold back to the Fund on any day on which the Fund is open for business. Redemption requests must be received in good order from an authorized individual.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

MORE INFORMATION ABOUT THE FUND

INVESTMENT OBJECTIVE

Columbia Short-Term Cash Fund (the Fund) seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Because any investment involves risk, there is no assurance this objective can be achieved. Only shareholders can change the Fund's objective.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

The Fund's assets primarily are invested in money market instruments, such as marketable debt obligations issued by corporations or the U.S. government or its agencies, bank certificates of deposit, bankers' acceptances, letters of credit, and commercial paper, including asset-backed commercial paper. The Fund may invest more than 25% of its total assets in money market instruments issued by U.S. banks, U.S. branches of foreign banks and U.S. government securities in the event that such investments would be appropriate for the Fund in seeking to achieve its objective, including, for example, if the interest rate environment is such that these investments are expected to provide higher rates of return than other money market instruments. The Fund may invest less than 25% in such investments if the interest rate environment is such that other money market instruments are expected to provide a higher rate of return. Additionally, the Fund may invest up to 35% of its total assets in U.S. dollar-denominated foreign investments.

Because the Fund seeks to maintain a constant net asset value of $1.00 per share, capital appreciation is not expected to play a role in the Fund's return. The Fund's yield will vary from day to day.

The Fund restricts its investments to instruments that meet certain maturity and quality standards required by the U.S. Securities and Exchange Commission for money market funds. For example, the Fund:

- Invests substantially in securities rated in the highest short-term rating category, or deemed of comparable quality by the investment manager. The investment manager determines comparable quality pursuant to authority delegated by the Fund's Board of Directors (the Board) in policy and procedures adopted in accordance with Rule 2a-7 of the Investment Company Act of 1940, as amended (the 1940 Act). However, the Fund is permitted to invest up to 3% of its total assets in securities rated in the second highest short-term rating category, or deemed to be of comparable quality by the investment manager.

- Limits its U.S. dollar-weighted average portfolio maturity to 60 days or less and its U.S. dollar-weighted average life to 120 days or less.

-    Buys obligations with remaining maturities of 397 days or less.

- Buys only obligations that are denominated in U.S. dollars and present minimal credit risk.

In pursuit of the Fund's objective, the investment manager chooses investments by:

- Considering opportunities and risks given current interest rates and anticipated interest rates.

- Purchasing securities based on the timing of cash flows in and out of the Fund.

In evaluating whether to sell a security, the investment manager considers, among other factors, whether:

- The issuer's credit rating declines or the investment manager expects a decline (the Fund, in certain cases, may continue to own securities that are downgraded until the investment manager believes it is advantageous to sell).

-    Political, economic, or other events could affect the issuer's performance.

-    The investment manager identifies a more attractive opportunity.

- The issuer or the security continues to meet the other standards described above.

PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Principal risks associated with an investment in the Fund include:

ACTIVE MANAGEMENT RISK. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the Fund's investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

CREDIT RISK. Credit risk is the risk that the issuer of a fixed income security, or the counterparty to a contract, may or will default or otherwise become unable or unwilling to honor a financial obligation, such as making payments. If the Fund purchases unrated securities, or if the rating of a security is reduced after purchase, the Fund will depend on analysis of credit risk more heavily than usual.

INDUSTRY CONCENTRATION RISK. Investments that are concentrated in a particular industry will make the Fund's portfolio value more susceptible to the events or conditions impacting that particular industry. Because the Fund may invest more that 25% of its total assets in money market instruments issued by banks, the value of these investments may be adversely affected by economic, political or regulatory developments in or that impact the banking industry.

INTEREST RATE RISK. A rise in the overall level of interest rates may result in the decline in the prices of fixed income securities held by the Fund. The Fund's yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. Falling interest rates may result in a decline in the Fund's income and yield (since the Fund must then invest in lower-yielding fixed income securities). Under certain circumstances, the yield decline could cause the Fund's net yield to be negative (such as when Fund expenses exceed income levels).

REINVESTMENT RISK. Reinvestment risk is the risk that the Fund will not be able to reinvest income or principal at the same rate it is currently earning.

OTHER INVESTMENT STRATEGIES AND RISKS

In addition to the principal investment strategies previously described, the Fund may invest in other securities and may use other investment strategies that are not principal investment strategies. For more information on strategies and holdings, and the risks of such strategies, see the Fund's Statement of Additional Information (SAI) and its annual and semiannual reports.

FUND MANAGEMENT

INVESTMENT MANAGER

Columbia Management Investment Advisers, LLC (the investment manager or Columbia Management), formerly RiverSource Investments, LLC, 100 Federal Street, Boston, MA 02110, is the investment manager to the Columbia, RiverSource, Seligman and Threadneedle funds (the Fund Family) and is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). In addition to managing investments for the Fund Family, Columbia Management manages investments for itself and its affiliates. For institutional clients, Columbia Management and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products. For all of its clients, Columbia Management seeks to allocate investment opportunities in an equitable manner over time. See the SAI for more information.

Funds managed by Columbia Management have received an order from the Securities and Exchange Commission that permits Columbia Management, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for the Fund without first obtaining shareholder approval. The order permits the Fund to add or change unaffiliated subadvisers or change the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.

Columbia Management and its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create a conflict of interest. In making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, Columbia Management does not consider any other relationship it or its affiliates may have with a subadviser, and Columbia Management discloses to the Board the nature of any material relationships it has with a subadviser or its affiliates.

Under the Investment Management Services Agreement (Agreement), the Fund does not pay a management fee, but it does pay taxes, brokerage commissions and nonadvisory expenses. A discussion regarding the basis for the Board approving the Agreement is available in the Fund's annual shareholder report for the fiscal year ended July 31, 2010.

BUYING AND SELLING SHARES

BUYING SHARES

Shares of the Fund are issued solely in private placement transactions that do not involve any public offering within the meaning of Section 4(2) of the 1933 Act. Investments in the Fund may be made only by investment companies, common or commingled trust funds, or similar organizations or persons that are accredited investors within the meaning of the 1933 Act. Accredited investors are defined by the SEC to include certain types of companies or organizations, and individuals with high net worth or high income. This prospectus does not constitute an offer to sell, or the solicitation of an offer to buy, any security within the meaning of the 1933 Act.

The Fund reserves the right to cease accepting investments at any time or to reject any investment order. There is no minimum initial or subsequent investment in the Fund.

When you buy shares, your order will be priced at the next net asset value (NAV) calculated after your order is accepted by the Fund. Your order will be accepted only after it is determined that you qualify to purchase shares of the Fund, you have appropriate authorization to invest in the Fund, and the Fund has received all necessary documentation.

SELLING SHARES

Investments in the Fund may not be transferred, but you may sell your shares on any day on which the Fund is open for business. The payment will be sent within seven days after the redemption request is received in good order. Good order means that the Fund has received a complete redemption request (including account name, account number, amount of shares or dollars to redeem and any special documents requested to assure proper authorization) from an authorized individual. When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in good order.

The Fund reserves the right to redeem in kind.

For more details and a description of other sales policies, please see the SAI.

PRICING AND VALUING OF FUND SHARES

The NAV is the value of a single share of the Fund. The NAV is determined by dividing the value of the Fund's assets, minus any liabilities, by the number of shares outstanding. The NAV is calculated as of the close of business on the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time, on each day that the NYSE is open.

The Fund's investments are valued at amortized cost, which approximates market value, as explained in the SAI. Although the Fund cannot guarantee it will always be able to maintain a constant net asset value of $1 per share, it will use its best efforts to do so.

DISTRIBUTIONS AND TAXES

As a shareholder you are entitled to your share of the Fund's net income and net gains. The Fund distributes dividends and capital gains to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

The Fund's net investment income is distributed to you as dividends. Dividends may be composed of qualified dividend income, which is eligible for preferential tax rates under current tax law, as well as other ordinary dividend income, which may include dividends which are non-qualified dividends, interest income and short-term capital gains. Because of the types of income earned by the Fund, it is unlikely the Fund will distribute qualified dividend income. Generally, capital gains are realized when a security is sold for a higher price than was paid for it. Generally, capital losses are realized when a security is sold for a lower price than was paid for it. Typically, each realized capital gain or loss is long-term or short-term depending on the length of time the Fund held the security. Realized capital gains and losses offset each other. The Fund offsets any net realized capital gains by any available capital loss carryovers. Net short-term capital gains, if any, are included in net investment income and are taxable as ordinary income when distributed to the shareholder. Net realized long-term capital gains, if any, are distributed by the end of the calendar year as capital gain distributions. If the Fund's distributions exceed its current and accumulated earnings and profits, that portion of the Fund's distributions will be treated as a return of capital to the shareholders to the extent of their basis in their shares. A return of capital will generally not be taxable; however, any amounts received in excess of basis are treated as capital gains. Forms 1099 sent to shareholders report any return of capital.

REINVESTMENTS

Dividends and capital gain distributions are automatically reinvested in additional shares of the Fund unless you request distributions in cash. Distributions are reinvested at the next calculated NAV after the distribution is paid. If you choose cash distributions, you will receive cash only for distributions declared after your request has been processed.

TAXES

A sale is a taxable transaction. Generally, if you sell shares for less than their cost, the difference is a capital loss or if you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held for more than one year).

Distributions are subject to federal income tax and may be subject to state and local taxes in the year they are declared. You must report distributions on your tax returns, even if they are reinvested in additional shares.

IMPORTANT: This information is a brief and selective summary of some of the tax rules that apply to an investment in the Fund. Because tax matters are highly individual and complex, you should consult a qualified tax advisor.

GENERAL INFORMATION

ADDITIONAL MANAGEMENT INFORMATION

FUND HOLDINGS DISCLOSURE. The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by the Fund. A description of these policies and procedures is included in the SAI.

LEGAL PROCEEDINGS. Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Information regarding certain pending and settled legal proceedings may be found in the Fund's shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

                                                              S-6283-99 F (9/10)

 Shares of the Fund are issued solely in private placement transactions that do not involve any public offering within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the 1933 Act). Investments in the Fund may be made only by investment companies, common or commingled trust funds or similar organizations or persons that are accredited investors within the meaning of the 1933 Act. This Statement of Additional Information (SAI) does not constitute an offer to sell, or the solicitation of an offer to buy, any security within the meaning of the 1933 Act.

                       STATEMENT OF ADDITIONAL INFORMATION



                                 SEPT. 27, 2010

                 RIVERSOURCE SHORT TERM INVESTMENTS SERIES, INC.
                          Columbia Short-Term Cash Fund

This is the Statement of Additional Information (SAI) for the fund listed above. This SAI is not a prospectus. It should be read together with the appropriate current fund prospectus dated the same date as this SAI. For a free copy of a fund prospectus, annual or semiannual report, contact your financial intermediary (or selling/servicing agent) or write to the family of funds, which includes Columbia, RiverSource, Seligman and Threadneedle branded funds (collectively, the "Fund Family"), at c/o Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081, call 800.345.6611 or visit columbiamanagement.com.

The Fund is governed by a Board of Directors ("Board") that meets regularly to review a wide variety of matters affecting the Fund. Detailed information about fund governance, the fund's investment manager, Columbia Management Investment Advisers, LLC (the "investment manager" or "Columbia Management"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), and other aspects of fund management can be found by referencing the Table of Contents and the List of Tables.

TABLE OF CONTENTS

Fundamental and Nonfundamental Investment Policies..............................   p. 3
Investment Strategies and Types of Investments..................................   p. 3
Information Regarding Risks and Investment Strategies...........................   p. 5
Securities Transactions.........................................................  p. 14
Brokerage Commissions Paid to Brokers Affiliated with the Investment Manager....  p. 16
Valuing Fund Shares.............................................................  p. 16
Portfolio Holdings Disclosure...................................................  p. 17
Proxy Voting....................................................................  p. 19
Selling Shares..................................................................  p. 21
Taxes...........................................................................  p. 22
Service Providers...............................................................  p. 25
Organizational Information......................................................  p. 26
Board Members and Officers......................................................  p. 32
Control Persons and Principal Holders of Securities.............................  p. 37
Information Regarding Pending and Settled Legal Proceedings.....................  p. 38
Independent Registered Public Accounting Firm...................................  p. 38
Appendix A: Description of Ratings..............................................    A-1


LIST OF TABLES

 1.  Investment Strategies and Types of Investments...............................    p. 4
 2.  Fund History Table...........................................................   p. 26
 3.  Board Members................................................................   p. 32
 4.  Fund Officers................................................................   p. 34
 5.  Board Member Holdings-- All Funds............................................   p. 37




Statement of Additional Information, Columbia Short-Term Cash Fund - Sept. 27,
2010                                                                      Page 2

FUNDAMENTAL AND NONFUNDAMENTAL INVESTMENT POLICIES

Fundamental investment policies adopted by the fund cannot be changed without the approval of a majority of the outstanding voting securities of the fund (i.e., shareholders) as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Nonfundamental investment policies may be changed by the Board at any time.

Notwithstanding any of the fund's other investment policies, the fund, subject to certain limitations, may invest its assets in an open-end management investment company having substantially the same investment objectives, policies, and restrictions as the fund for the purpose of having those assets managed as part of a combined pool.

FUNDAMENTAL POLICIES

Fundamental policies are policies that can be changed only with shareholder approval. Unless holders of a majority of the outstanding voting securities agree to make the change, the fund will not:

    - Act as an underwriter (sell securities for others). However, under the securities laws, the fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

    - Lend securities or participate in an interfund lending program if the total of all such loans would exceed 33 1/3% of the fund's total assets except this fundamental investment policy shall not prohibit the fund from purchasing money market securities, loans, loan participation or other debt securities, or from entering into repurchase agreements.

    - Borrow money, except for temporary purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings) immediately after the borrowings.

    - Issue senior securities, except as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

    - Buy or sell real estate, commodities or commodity contracts. For purposes of this policy, real estate includes real estate limited partnerships.

    - Buy more than 10% of the outstanding voting securities of an issuer, except that up to 25% of the fund's assets may be invested without regard to this 10% limitation.

    - Invest more than 5% of its total assets in securities of any company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities, or other investment companies, and except that up to 25% of the fund's total assets may be invested without regard to this 5% limitation.

    - Concentrate in any one industry, except that the Fund reserves the right to concentrate in money market instruments issued by U.S. banks, U.S. branches of foreign banks and U.S. government securities. According to the present interpretation by the Securities and Exchange Commission (SEC), concentration means that more than 25% of the Fund's total assets, based on current market value at time of purchase, are invested in any one industry.

      For purposes of applying the limitation set forth in the concentration policy, above, the Fund will generally use the industry classifications provided by the Global Industry Classification System.

NONFUNDAMENTAL POLICIES

Nonfundamental policies are policies that can be changed by the Board without shareholder approval. The following is a guideline that may be changed by the Board at any time.

    - No more than 5% of the fund's net assets will be held in securities and other instruments that are illiquid.

INVESTMENT STRATEGIES AND TYPES OF INVESTMENTS

This table shows many of the various investment strategies and investments that many funds are allowed to engage in and purchase. It is intended to show the breadth of investments that the investment manager may make on behalf of the fund. For a description of principal risks, please see the prospectus. Notwithstanding the Fund's ability to utilize these strategies and investments, the investment manager is not obligated to use them at any particular time. For example, even though the

Statement of Additional Information, Columbia Short-Term Cash Fund - Sept. 27,
2010                                                                      Page 3
investment manager is authorized to adopt temporary defensive positions, such a practice is left to the investment manager's sole discretion.

             TABLE 1. INVESTMENT STRATEGIES AND TYPES OF INVESTMENTS


INVESTMENT STRATEGY                                                          SHORT-TERM CASH
--------------------------------------------------------------------------------------------
Agency and government securities                                                   Yes
--------------------------------------------------------------------------------------------
Borrowing                                                                          Yes
--------------------------------------------------------------------------------------------

Cash/money market instruments                                                      Yes
--------------------------------------------------------------------------------------------

Collateralized bond obligations                                                     No
--------------------------------------------------------------------------------------------

Commercial paper                                                                   Yes
--------------------------------------------------------------------------------------------

Common stock                                                                        No
--------------------------------------------------------------------------------------------

Convertible securities                                                              No
--------------------------------------------------------------------------------------------

Corporate bonds                                                                    Yes
--------------------------------------------------------------------------------------------

Debt obligations                                                                   Yes
--------------------------------------------------------------------------------------------

Depositary receipts                                                                 No
--------------------------------------------------------------------------------------------

Derivative instruments (including options and futures)                              No
--------------------------------------------------------------------------------------------

Exchange-traded funds                                                               No
--------------------------------------------------------------------------------------------

Floating rate loans                                                                 No
--------------------------------------------------------------------------------------------

Foreign currency transactions                                                       No
--------------------------------------------------------------------------------------------

Foreign securities                                                                 Yes
--------------------------------------------------------------------------------------------

Funding agreements                                                                 Yes
--------------------------------------------------------------------------------------------

High yield debt securities (junk bonds)                                             No
--------------------------------------------------------------------------------------------

Illiquid and restricted securities                                                 Yes
--------------------------------------------------------------------------------------------

Indexed securities                                                                  No
--------------------------------------------------------------------------------------------

Inflation protected securities                                                      No
--------------------------------------------------------------------------------------------

Initial Public Offerings (IPOs)                                                    Yes
--------------------------------------------------------------------------------------------

Inverse floaters                                                                    No
--------------------------------------------------------------------------------------------

Investment companies                                                               Yes
--------------------------------------------------------------------------------------------

Lending of portfolio securities                                                    Yes
--------------------------------------------------------------------------------------------

Loan participations                                                                 No
--------------------------------------------------------------------------------------------

Mortgage dollar rolls                                                               No
--------------------------------------------------------------------------------------------

Mortgage- and asset-backed securities                                              Yes
--------------------------------------------------------------------------------------------

Municipal obligations                                                              Yes
--------------------------------------------------------------------------------------------

Pay-in-kind securities                                                              No
--------------------------------------------------------------------------------------------

Preferred stock                                                                     No
--------------------------------------------------------------------------------------------

Real estate investment trusts                                                       No
--------------------------------------------------------------------------------------------

Repurchase agreements                                                              Yes
--------------------------------------------------------------------------------------------

Reverse repurchase agreements                                                      Yes
--------------------------------------------------------------------------------------------

Short sales                                                                         No
--------------------------------------------------------------------------------------------

Sovereign debt                                                                     Yes
--------------------------------------------------------------------------------------------

Structured investments                                                             Yes
--------------------------------------------------------------------------------------------

Swap agreements                                                                     No
--------------------------------------------------------------------------------------------

Variable- or floating-rate securities                                              Yes
--------------------------------------------------------------------------------------------

Warrants                                                                            No
--------------------------------------------------------------------------------------------

When-issued securities and forward commitments                                      No
--------------------------------------------------------------------------------------------
Zero-coupon and step-coupon securities                                             Yes
--------------------------------------------------------------------------------------------





Statement of Additional Information, Columbia Short-Term Cash Fund - Sept. 27,
2010                                                                      Page 4

INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES

RISKS

The following is a summary of common risk characteristics. Following this summary is a description of certain investments and investment strategies and the risks most commonly associated with them (including certain risks not described below and, in some cases, a more comprehensive discussion of how the risks apply to a particular investment or investment strategy). A mutual fund's risk profile is largely defined by the fund's primary portfolio holdings and investment strategies. However, most mutual funds are allowed to use certain other strategies and investments that may have different risk characteristics.

Accordingly, one or more of the following types of risk may be associated with the Fund at any time (for a description of principal risks, please see the Fund's prospectus):

ACTIVE MANAGEMENT RISK. For a fund that is actively managed, its performance will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the fund's investment objective. Due to its active management, a fund could underperform other mutual funds with similar investment objectives and strategies.

BORROWING RISK. To the extent the fund borrows money for investment purposes, which is commonly referred to as "leveraging," the fund's exposure to fluctuations in the prices of its assets will be increased as compared to the fund's exposure if the fund did not borrow. The fund's borrowing activities will exaggerate any increase or decrease in the net asset value of the fund. In addition, the interest which the fund pays on borrowed money, together with any additional costs of maintaining a borrowing facility, are additional costs borne by the fund and could reduce or eliminate any net investment profits. Unless profits on assets acquired with borrowed funds exceed the costs of borrowing, the use of borrowing will diminish the investment performance of the fund compared with what it would have been without borrowing. When the fund borrows money it must comply with certain asset coverage requirements, which at times may require the fund to dispose of some of its holdings, even though it may be disadvantageous to do so at the time.

CREDIT RISK. Credit risk is the risk that one or more fixed income securities in the fund's portfolio will decline in price or fail to pay interest or repay principal when due because the issuer of the security experiences a decline in its financial status and is unable or unwilling to honor its obligations, including the payment of interest or the repayment of principal. Adverse conditions in the credit markets can adversely affect the broader global economy, including the credit quality of issuers of fixed income securities in which the fund may invest. Changes by nationally recognized statistical rating organizations in its rating of securities and in the ability of an issuer to make scheduled payments may also affect the value of the fund's investments. To the extent the fund invests in below-investment grade securities, it will be exposed to a greater amount of credit risk than a fund which invests solely in investment grade securities. The prices of lower grade securities are more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher grade securities. Fixed income securities of below investment grade quality are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal when due and therefore involve a greater risk of default. If the fund purchases unrated securities, or if the rating of a security is reduced after purchase, the fund will depend on the investment manager's analysis of credit risk more heavily than usual.

COUNTERPARTY RISK. Counterparty risk is the risk that a counterparty to a financial instrument entered into by the fund or held by a special purpose or structured vehicle becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The fund may obtain only limited recovery or may obtain no recovery in such circumstances. The fund will typically enter into financial instrument transactions with counterparties whose credit rating is investment grade, or, if unrated, determined to be of comparable quality by the investment manager.

FOREIGN/EMERGING MARKETS RISK. Foreign securities are securities of issuers based outside the United States. An issuer is deemed to be based outside the United States if it is organized under the laws of another country. Foreign securities are primarily denominated in foreign currencies. In addition to the risks normally associated with domestic securities of the same type, foreign securities are subject to the following risks:

Country risk includes the political, economic, and other conditions of the country. These conditions include lack of publicly available information, less government oversight and regulation of business and industry practices of stock exchanges, brokers and listed companies than in the U.S. (including lack of uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic companies). In addition, with certain foreign countries, there is the possibility of nationalization, expropriation, the imposition of additional withholding or confiscatory taxes, political, social,

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or economic instability, diplomatic developments that could affect investments in those countries, or other unforeseen actions by regulatory bodies (such as changes to settlement or custody procedures). It may be more difficult for an investor's agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. The liquidity of foreign investments may be more limited than for most U.S. investments, which means that, at times it may be difficult to sell foreign securities at desirable prices. Payment for securities without delivery may be required in certain foreign markets and, when participating in new issues, some foreign countries require payment to be made in advance of issuance (at the time of issuance, the market value of the security may be more or less than the purchase price). Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Further, the Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. The introduction of a single currency, the euro, on Jan. 1, 1999 for participating European nations in the Economic and Monetary Union (EU) presents unique risks. The most important is the exposure to the economic, political and social development of the member countries in the EU.

Currency risk results from the constantly changing exchange rates between local currency and the U.S. dollar. Whenever the fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add to or subtract from the value of the investment.

Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

Emerging markets risk includes the dramatic pace of change (economic, social, and political) in these countries as well as the other considerations listed above. These markets are in early stages of development and are extremely volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.

GEOGRAPHIC CONCENTRATION RISK. The fund may be particularly susceptible to economic, political or regulatory events affecting companies and countries within the specific geographic region in which the fund focuses its investments. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the fund may be more volatile than a more geographically diversified fund.

HIGHLY LEVERAGED TRANSACTIONS RISK. Certain corporate loans and corporate debt securities involve refinancings, recapitalizations, mergers and acquisitions, and other financings for general corporate purposes. These investments also may include senior obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code (commonly known as "debtor-in-possession" financings), provided that such senior obligations are determined by the fund's investment manager upon its credit analysis to be a suitable investment by the fund. In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. Such business objectives may include but are not limited to: management's taking over control of a company (leveraged buy-out); reorganizing the assets and liabilities of a company (leveraged recapitalization); or acquiring another company. Loans or securities that are part of highly leveraged transactions involve a greater risk (including default and bankruptcy) than other investments.

IMPAIRMENT OF COLLATERAL RISK. The value of collateral, if any, securing a floating rate loan can decline, and may be insufficient to meet the borrower's obligations or difficult to liquidate. In addition, the fund's access to collateral may be limited by bankruptcy or other insolvency laws. Further, certain floating rate loans may not be fully collateralized and may decline in value.

INITIAL PUBLIC OFFERING (IPO) RISK. IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. To the extent a fund determines to invest in IPOs it may not be able to invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available. The investment performance of a fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as a fund increases in size, the impact of IPOs on the fund's performance will generally decrease. IPOs will frequently be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

INTEREST RATE RISK. The securities in the portfolio are subject to the risk of losses attributable to changes in interest rates. Interest rate risk is generally associated with bond prices: when interest rates rise, bond prices generally fall. In general, the longer the maturity or duration of a bond, the greater its sensitivity to changes in interest rates. Interest rate changes also may increase prepayments of debt obligations, which in turn would increase prepayment risk.


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ISSUER RISK. An issuer, or the value of its securities, may perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

LEVERAGE RISK. Leverage occurs when the fund increases its assets available for investment using borrowings, short sales, derivatives, or similar instruments or techniques. Due to the fact that short sales involve borrowing securities and then selling them, the fund's short sales effectively leverage the fund's assets. The use of leverage may make any change in the fund's net asset value ("NAV") even greater and thus result in increased volatility of returns. The fund's assets that are used as collateral to secure the short sales may decrease in value while the short positions are outstanding, which may force the fund to use its other assets to increase the collateral. Leverage can also create an interest expense that may lower the fund's overall returns. Lastly, there is no guarantee that a leveraging strategy will be successful.

LIQUIDITY RISK. The risk associated from a lack of marketability of securities which may make it difficult or impossible to sell at desirable prices in order to minimize loss. The Fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity.

MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably. This risk is generally greater for small and mid-sized companies, which tend to be more vulnerable to adverse developments. In addition, focus on a particular style, for example, investment in growth or value securities, may cause the Fund to underperform other mutual funds if that style falls out of favor with the market.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES RISK. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a fund holds mortgage-related securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner.

MUNICIPAL SECURITIES RISK. The value of a municipal security may be affected by legislative or administrative actions as well as by the economics of the region where the issuer of the municipal security is located. For example, a significant restructuring of federal income tax rates could cause municipal security prices to fall. Lower income tax rates could reduce the advantage of owning municipal securities.

PREPAYMENT AND EXTENSION RISK. The risk that a loan, bond or other security might be called, or otherwise converted, prepaid, or redeemed, before maturity. This risk is primarily associated with asset-backed securities, including mortgage backed securities and floating rate loans. If a loan or security is converted, prepaid, or redeemed, before maturity, particularly during a time of declining interest rates or declining spreads, the portfolio managers may not be able to reinvest in securities or loans providing as high a level of income, resulting in a reduced yield to the fund. Conversely, as interest rates rise or spreads widen, the likelihood of prepayment decreases. The portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads because the fund's investments are locked in at a lower rate for a longer period of time.

REINVESTMENT RISK. The risk that an investor will not be able to reinvest income or principal at the same rate it currently is earning.

SECTOR RISK. Investments that are concentrated in a particular issuer, geographic region, or sector will be more susceptible to changes in price. The more a fund diversifies, the more it spreads risk and potentially reduces the risks of loss and volatility.

SMALL AND MID-SIZED COMPANY RISK. Investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, experience, and competitive strengths of larger companies. Additionally, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less and may be more volatile than is typical of larger companies.

INVESTMENT STRATEGIES

The following information supplements the discussion of the Fund's investment objectives, policies, and strategies that are described in the prospectus and in this SAI. The following describes strategies that many mutual funds use and types of securities that they purchase.


Statement of Additional Information, Columbia Short-Term Cash Fund - Sept. 27,
2010                                                                      Page 7

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AGENCY AND GOVERNMENT SECURITIES
The U.S. government, its agencies and instrumentalities, and government-sponsored enterprises issue many different types of securities. U.S. Treasury bonds, notes, and bills and securities, including mortgage pass through certificates of the Government National Mortgage Association (GNMA), are guaranteed by the U.S. government.

Other U.S. government securities are issued or guaranteed by federal agencies or instrumentalities or government-sponsored enterprises but are not guaranteed by the U.S. government. This may increase the credit risk associated with these investments. Government-sponsored entities issuing securities include privately owned, publicly chartered entities created to reduce borrowing costs for certain sectors of the economy, such as farmers, homeowners, and students. They include the Federal Farm Credit Bank System, Farm Credit Financial Assistance Corporation, Federal Home Loan Bank, Federal Home Loan Mortgage Corporation* (FHLMC), Federal National Mortgage Association(*) (FNMA), Student Loan Marketing Association (SLMA), and Resolution Trust Corporation (RTC). Government-sponsored entities may issue discount notes (with maturities ranging from overnight to 360 days) and bonds. Agency and government securities are subject to the same concerns as other debt obligations. (See also Debt Obligations and Mortgage- and Asset-Backed Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with agency and government securities include:
Inflation Risk, Interest Rate Risk, Prepayment and Extension Risk, and Reinvestment Risk.

BORROWING
If the fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage. Under the 1940 Act, the fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the fund's holdings may be disadvantageous from an investment standpoint. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the fund's NAV, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with borrowing include: Inflation Risk.

CASH/MONEY MARKET INSTRUMENTS
Cash-equivalent investments include short-term U.S. and Canadian government securities and negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers' acceptances, and letters of credit of banks or savings and loan associations having capital, surplus, and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment. The fund also may purchase short-term notes and obligations of U.S. and foreign banks and corporations and may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial banks. (See also Commercial Paper, Debt Obligations, Repurchase Agreements, and Variable- or Floating-Rate Securities.) These types of instruments generally offer low rates of return and subject the fund to certain costs and expenses. See Appendix A for a discussion of securities ratings.

Bankers' acceptances are marketable short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity.

Bank certificates of deposit are certificates issued against funds deposited in a bank (including eligible foreign branches of U.S. banks), are for a definite period of time, earn a specified rate of return and are normally negotiable.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with cash/money market instruments include: Credit Risk and Inflation Risk.

COMMERCIAL PAPER
Commercial paper is a short-term debt obligation with a maturity ranging from 2 to 270 days issued by banks, corporations, and other borrowers. It is sold to investors with temporary idle cash as a way to increase returns on a short-term basis. These instruments are generally unsecured, which increases the credit risk associated with this type of investment. (See also Debt Obligations and Illiquid and Restricted Securities.)


----------
(*) On Sept. 7, 2008, the Federal Housing Finance Agency (FHFA), an agency of the U.S. government, placed the FHLMC and FNMA into conservatorship, a statutory process with the objective of returning the entities to normal business operations. FHFA will act as the conservator to operate the enterprises until they are stabilized.

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2010                                                                      Page 8

Although one or more of the other risks described in this SAI may apply, the largest risks associated with commercial paper include: Credit Risk and Liquidity Risk.

CORPORATE BONDS
Corporate bonds are debt obligations issued by private corporations, as distinct from bonds issued by a government or its agencies or a municipality. Corporate bonds typically have four distinguishing features: (1) they are taxable; (2) they have a par value of $1,000; (3) they have a term maturity, which means they come due all at once; and (4) many are traded on major exchanges. Corporate bonds are subject to the same concerns as other debt obligations. (See also Debt Obligations and High-Yield Debt Securities (Junk Bonds).) Corporate bonds may be either secured or unsecured. Unsecured corporate bonds are generally referred to as "debentures." See Appendix A for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with corporate bonds include: Credit Risk, Interest Rate Risk, Issuer Risk, Prepayment and Extension Risk, and Reinvestment Risk.

DEBT OBLIGATIONS
Many different types of debt obligations exist (for example, bills, bonds, or notes). Issuers of debt obligations have a contractual obligation to pay interest at a fixed, variable or floating rate on specified dates and to repay principal on a specified maturity date. Certain debt obligations (usually intermediate- and long-term bonds) have provisions that allow the issuer to redeem or "call" a bond before its maturity. Issuers are most likely to call these securities during periods of falling interest rates. When this happens, an investor may have to replace these securities with lower yielding securities, which could result in a lower return.

The market value of debt obligations is affected primarily by changes in prevailing interest rates and the issuers perceived ability to repay the debt. The market value of a debt obligation generally reacts inversely to interest rate changes. When prevailing interest rates decline, the price usually rises, and when prevailing interest rates rise, the price usually declines.

In general, the longer the maturity of a debt obligation, the higher its yield and the greater the sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability.

As noted, the values of debt obligations also may be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the quality rating of a security, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings. (See also Agency and Government Securities, Corporate Bonds, and High-Yield Debt Securities (Junk Bonds).)

Generally, debt obligations that are investment grade are those that have been rated in one of the top four credit quality categories by two out of the three independent rating agencies. In the event that a debt obligation has been rated by only two agencies, the most conservative, or lower, rating must be in one of the top four credit quality categories in order for the security to be considered investment grade. If only one agency has rated the debt obligation, that rating must be in one of the top four credit quality categories for the security to be considered investment grade. See Appendix A for a discussion of securities ratings.

All ratings limitations are applied at the time of purchase. Subsequent to purchase, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by the fund. Neither event will require the sale of such a security, but it will be a factor in considering whether to continue to hold the security. To the extent that ratings change as a result of changes in a rating agency or its rating system, the fund will attempt to use comparable ratings as standards for selecting investments.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with debt obligations include: Credit Risk, Interest Rate Risk, Issuer Risk, Prepayment and Extension Risk, and Reinvestment Risk.

FOREIGN SECURITIES
Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations involve special risks, including those set forth below, which are not typically associated with investing in U.S. securities. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic companies. Additionally, many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than the volume and liquidity in the U.S. and, at times, volatility of price can be greater than in the U.S. Further, foreign markets have different clearance, settlement, registration, and communication procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to

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2010                                                                      Page 9
conduct such transactions. Delays in such procedures could result in temporary periods when assets are uninvested and no return is earned on them. The inability of an investor to make intended security purchases due to such problems could cause the investor to miss attractive investment opportunities.

Payment for securities without delivery may be required in certain foreign markets and, when participating in new issues, some foreign countries require payment to be made in advance of issuance (at the time of issuance, the market value of the security may be more or less than the purchase price). Some foreign markets also have compulsory depositories (i.e., an investor does not have a choice as to where the securities are held). Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Further, an investor may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the U.S. It may be more difficult for an investor's agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delays or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of nationalization, expropriation, the imposition of additional withholding or confiscatory taxes, political, social, or economic instability, diplomatic developments that could affect investments in those countries, or other unforeseen actions by regulatory bodies (such as changes to settlement or custody procedures).

The risks of foreign investing may be magnified for investments in emerging markets, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

The introduction of a single currency, the euro, on Jan. 1, 1999 for participating European nations in the Economic and Monetary Union (EU) presents unique uncertainties, including the legal treatment of certain outstanding financial contracts after Jan. 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates; the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax or labor regimes of European countries participating in the euro will converge over time; and whether the admission of other countries such as Poland, Latvia, and Lithuania as members of the EU may have an impact on the euro.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign securities include: Foreign/Emerging Markets Risk, and Issuer Risk.

FUNDING AGREEMENTS
The fund may invest in funding agreements issued by domestic insurance companies. Funding agreements are short-term, privately placed, debt obligations of insurance companies that offer a fixed- or floating-rate of interest. These investments are not readily marketable and therefore are considered to be illiquid securities. (See also Illiquid and Restricted Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with funding agreements include: Credit Risk and Liquidity Risk.

ILLIQUID AND RESTRICTED SECURITIES
Illiquid securities are securities that are not readily marketable. These securities may include, but are not limited to, certain securities that are subject to legal or contractual restrictions on resale, certain repurchase agreements, and derivative instruments. To the extent the fund invests in illiquid or restricted securities, it may encounter difficulty in determining a market value for the securities. Disposing of illiquid or restricted securities may involve time-consuming negotiations and legal expense, and it may be difficult or impossible for the fund to sell the investment promptly and at an acceptable price.

In determining the liquidity of all securities and derivatives, such as Rule 144A securities, which are unregistered securities offered to qualified institutional buyers, and interest-only and principal-only fixed mortgage-backed securities (IOs and POs) issued by the U.S. government or its agencies and instrumentalities the investment manager, under guidelines established by the Board, will consider any relevant factors including the frequency of trades, the number of dealers willing to purchase or sell the security and the nature of marketplace trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with illiquid and restricted securities include:
Liquidity Risk.

INVESTMENT COMPANIES
Investing in securities issued by registered and unregistered investment companies may involve the duplication of advisory fees and certain other expenses.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with the securities of other investment companies include: Active Management Risk and Market Risk.


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2010                                                                     Page 10

LENDING OF PORTFOLIO SECURITIES
To generate additional income, the Fund may lend up to one-third of the value of its total assets to broker-dealers, banks or other institutional borrowers of securities. JPMorgan Chase Bank, N.A. serves as lending agent (the Lending Agent) to the Fund pursuant to a securities lending agreement (the Securities Lending Agreement) approved by the Board.

Under the Securities Lending Agreement, the Lending Agent loans securities to approved borrowers pursuant to borrower agreements in exchange for collateral equal to at least 100% of the market value of the loaned securities. Collateral may consist of cash, securities issued by the U.S. government or its agencies or instrumentalities (collectively, "U.S. government securities") or such other collateral as may be approved by the Board. For loans secured by cash, the Fund retains the interest earned on cash collateral investments, but is required to pay the borrower a rebate for the use of the cash collateral. For loans secured by U.S. government securities, the borrower pays a borrower fee to the Lending Agent on behalf of the Fund. If the market value of the loaned securities goes up, the Lending Agent will request additional collateral from the borrower. If the market value of the loaned securities goes down, the borrower may request that some collateral be returned. During the existence of the loan, the lender will receive from the borrower amounts equivalent to any dividends, interest or other distributions on the loaned securities, as well as interest on such amounts.

Loans are subject to termination by a fund or a borrower at any time. The Fund may choose to terminate a loan in order to vote in a proxy solicitation if the Fund has knowledge of a material event to be voted on that would affect the Fund's investment in the loaned security.

Securities lending involves counterparty risk, including the risk that a borrower may not provide additional collateral when required or return the loaned securities in a timely manner. Counterparty risk also includes a potential loss of rights in the collateral if the borrower or the Lending Agent defaults or fails financially. This risk is increased if a fund's loans are concentrated with a single or limited number of borrowers. There are no limits on the number of borrowers the Fund may use and the Fund may lend securities to only one or a small group of borrowers. Funds participating in securities lending also bear the risk of loss in connection with investments of cash collateral received from the borrowers. Cash collateral is invested in accordance with investment guidelines contained in the Securities Lending Agreement and approved by the Board. To the extent that the value or return of the Fund's investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security. The Lending Agent will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due, but such indemnification does not extend to losses associated with declines in the value of cash collateral investments.

Although one or more of the risks described in this SAI may apply, the largest risks associated with the lending of portfolio securities include: Credit Risk.

MORTGAGE- AND ASSET-BACKED SECURITIES
Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and Collateralized Mortgage Obligations (CMOs). These securities may be issued or guaranteed by U.S. government agencies or instrumentalities (see also Agency and Government Securities), or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement. Commercial mortgage-backed securities (CMBS) are a specific type of mortgage-backed security collateralized by a pool of mortgages on commercial real estate.

Stripped mortgage-backed securities are a type of mortgage-backed security that receive differing proportions of the interest and principal payments from the underlying assets. Generally, there are two classes of stripped mortgage-backed securities: Interest Only (IO) and Principal Only (PO). IOs entitle the holder to receive distributions consisting of all or a portion of the interest on the underlying pool of mortgage loans or mortgage-backed securities. POs entitle the holder to receive distributions consisting of all or a portion of the principal of the underlying pool of mortgage loans or mortgage-backed securities. The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. A slow rate of principal payments may adversely affect the yield to maturity of POs. If prepayments of principal are greater than anticipated, an investor in IOs may incur substantial losses. If prepayments of principal are slower than anticipated, the yield on a PO will be affected more severely than would be the case with a traditional mortgage-backed security.

CMOs are hybrid mortgage-related instruments secured by pools of mortgage loans or other mortgage-related securities, such as mortgage pass through securities or stripped mortgage-backed securities. CMOs may be structured into multiple classes,

Statement of Additional Information, Columbia Short-Term Cash Fund - Sept. 27,
2010                                                                     Page 11
often referred to as "tranches," with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than its stated maturity.

The yield characteristics of mortgage-backed securities differ from those of other debt securities. Among the differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and principal may be repaid at any time. These factors may reduce the expected yield.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. Asset-backed debt obligations represent direct or indirect participation in, or secured by and payable from, assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property, and receivables from credit card or other revolving credit arrangements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on asset-backed debt obligations may be supported by non-governmental credit enhancements including letters of credit, reserve funds, overcollateralization, and guarantees by third parties. The market for privately issued asset-backed debt obligations is smaller and less liquid than the market for government sponsored mortgage-backed securities. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage and asset-backed securities include:
Credit Risk, Interest Rate Risk, Liquidity Risk, and Prepayment and Extension Risk.

MUNICIPAL OBLIGATIONS
Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States (including the District of Columbia, Guam and Puerto Rico). The interest on these obligations is generally exempt from federal income tax. Municipal obligations are generally classified as either "general obligations" or "revenue obligations."

General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of interest and principal. Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source. Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users. Municipal notes are issued to meet the short-term funding requirements of state, regional, and local governments. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments.

Municipal lease obligations may take the form of a lease, an installment purchase, or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment, and facilities. An investor may purchase these obligations directly, or it may purchase participation interests in such obligations. Municipal leases may be subject to greater risks than general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet in order to issue municipal obligations. Municipal leases may contain a covenant by the state or municipality to budget for and make payments due under the obligation. Certain municipal leases may, however, provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year.

Yields on municipal bonds and notes depend on a variety of factors, including money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The municipal bond market has a large number of different issuers, many having smaller sized bond issues, and a wide choice of different maturities within each issue. For these reasons, most municipal bonds do not trade on a daily basis and many trade only rarely. Because many of these bonds trade infrequently, the spread between the bid and offer may be wider and the time needed to develop a bid or an offer may be longer than other security markets. See Appendix A for a discussion of securities ratings. (See also Debt Obligations.)

Taxable Municipal Obligations. There is another type of municipal obligation that is subject to federal income tax for a variety of reasons. These municipal obligations do not qualify for the federal income exemption because (a) they did not receive necessary authorization for tax-exempt treatment from state or local government authorities, (b) they exceed certain regulatory limitations on the cost of issuance for tax-exempt financing or (c) they finance public or private activities that do not qualify for the federal income tax exemption. These non-qualifying activities might include, for example, certain types of multi-family housing, certain professional and local sports facilities, refinancing of certain municipal debt, and borrowing to replenish a municipality's underfunded pension plan.


Statement of Additional Information, Columbia Short-Term Cash Fund - Sept. 27,
2010                                                                     Page 12

Although one or more of the other risks described in this SAI may apply, the largest risks associated with municipal obligations include: Credit Risk, Inflation Risk, Interest Rate Risk, and Market Risk.

REPURCHASE AGREEMENTS
Repurchase agreements may be entered into with certain banks or non-bank dealers. In a repurchase agreement, the purchaser buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the purchaser's ability to dispose of the underlying securities.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with repurchase agreements include: Credit Risk.

REVERSE REPURCHASE AGREEMENTS
In a reverse repurchase agreement, an investor sells a security and enters into an agreement to repurchase the security at a specified future date and price. The investor generally retains the right to interest and principal payments on the security. Since the investor receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with reverse repurchase agreements include: Credit Risk, and Interest Rate Risk.

SOVEREIGN DEBT
A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. (See also Foreign Securities.)

With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt.

Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis that led to defaults and the restructuring of certain indebtedness.

Sovereign debt includes Brady Bonds, which are securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with sovereign debt include: Credit Risk, and Foreign/Emerging Markets Risk.

VARIABLE- OR FLOATING-RATE SECURITIES
Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (daily, monthly, semiannually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. Variable- or floating-rate securities frequently include a demand feature enabling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time. Some securities that do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics. Variable-rate demand notes include master demand notes that are obligations that permit the investor to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the investor as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded. There generally is not an established secondary market for these obligations. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the lender's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and may involve heightened risk of default by the issuer.


Statement of Additional Information, Columbia Short-Term Cash Fund - Sept. 27,
2010                                                                     Page 13

Although one or more of the other risks described in this SAI may apply, the largest risks associated with variable- or floating-rate securities include:
Credit Risk.

ZERO-COUPON, STEP-COUPON, AND PAY-IN-KIND SECURITIES
These securities are debt obligations that do not make regular cash interest payments (see also Debt Obligations). Zerocoupon and step-coupon securities are sold at a deep discount to their face value because they do not pay interest until maturity. Pay-in-kind securities pay interest through the issuance of additional securities. Because these securities do not pay current cash income, the price of these securities can be extremely volatile when interest rates fluctuate. See Appendix A for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with zero-coupon, stepcoupon, and pay-in-kind securities include: Credit Risk and Interest Rate Risk.

The fund cannot issue senior securities but this does not prohibit certain investment activities for which assets of the fund are set aside, or margin, collateral or escrow arrangements are established, to cover the related obligations. Examples of those activities include borrowing money, delayed-delivery and when-issued securities transactions, and contracts to buy or sell options, derivatives, and hedging instruments.

SECURITIES TRANSACTIONS

Subject to policies set by the Board, as well as the terms of the investment management agreements, the investment manager is authorized to determine, consistent with the Fund's investment objective and policies, which securities will be purchased, held, or sold. In determining where the buy and sell orders are to be placed, the investment manager has been directed to use its best efforts to obtain the best available price and the most favorable execution except where otherwise authorized by the Board.

The Fund, the investment manager and Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) (the principal underwriter and distributor of the Fund) has a strict Code of Ethics that prohibits affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for the Fund.

The Fund's securities may be traded on an agency basis with brokers or dealers or on a principal basis with dealers. In an agency trade, the broker-dealer generally is paid a commission. In a principal trade, the investment manager will trade directly with the issuer or with a dealer who buys or sells for its own account, rather than acting on behalf of another client. The investment manager may pay the dealer a commission or instead, the dealer's profit, if any, is the difference, or spread, between the dealer's purchase and sale price for the security.

BROKER-DEALER SELECTION
In selecting broker-dealers to execute transactions, the investment manager will consider from among such factors as the ability to minimize trading costs, trading expertise, infrastructure, ability to provide information or services, financial condition, confidentiality, competitiveness of commission rates, evaluations of execution quality, promptness of execution, past history, ability to prospect for and find liquidity, difficulty of trade, security's trading characteristics, size of order, liquidity of market, block trading capabilities, quality of settlement, specialized expertise, overall responsiveness, willingness to commit capital and research services provided.

The Board has adopted a policy prohibiting the investment manager from considering sales of shares of the fund as a factor in the selection of broker-dealers through which to execute securities transactions.

On a periodic basis, the investment manager makes a comprehensive review of the broker-dealers and the overall reasonableness of their commissions, including review by an independent third-party evaluator. The review evaluates execution, operational efficiency, and research services.

COMMISSION DOLLARS
Broker-dealers typically provide a bundle of services including research and execution of transactions. The research provided can be either proprietary (created and provided by the broker-dealer) or third party (created by a third party but provided by the broker-dealer). Consistent with the interests of the fund, the investment manager may use broker-dealers who provide both types of research products and services in exchange for commissions, known as "soft dollars," generated by transactions in the fund's accounts.


Statement of Additional Information, Columbia Short-Term Cash Fund - Sept. 27,
2010                                                                     Page 14

The receipt of research and brokerage products and services is used by the investment manager to the extent it engages in such transactions, to supplement its own research and analysis activities, by receiving the views and information of individuals and research staffs of other securities firms, and by gaining access to specialized expertise on individual companies, industries, areas of the economy and market factors. Research and brokerage products and services may include reports on the economy, industries, sectors and individual companies or issuers; statistical information; accounting and tax law interpretations; political analyses; reports on legal developments affecting portfolio securities; information on technical market actions; credit analyses; on-line quotation systems; risk measurement; analyses of corporate responsibility issues; online news services; and financial and market database services. Research services may be used by the investment manager in providing advice to multiple accounts, including the fund even though it is not possible to relate the benefits to any particular account or fund.

On occasion, it may be desirable to compensate a broker for research services or for brokerage services by paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge. The Board has adopted a policy authorizing the investment manager to do so, to the extent authorized by law, if the investment manager determines, in good faith, that such commission is reasonable in relation to the value of the brokerage or research services provided by a broker or dealer, viewed either in the light of that transaction or the investment manager's overall responsibilities with respect to the fund and the other funds or accounts for which it acts as investment manager.

As a result of these arrangements, some portfolio transactions may not be effected at the lowest commission, but overall execution may be better. The investment manager has represented that under its procedures the amount of commission paid will be reasonable and competitive in relation to the value of the brokerage services and research products and services provided.

The investment manager may use step-out transactions. A "step-out" is an arrangement in which the investment manager executes a trade through one broker-dealer but instructs that broker-dealer to step-out all or a part of the trade to another broker-dealer. The second broker-dealer will clear and settle, and receive commissions for, the stepped-out portion. The investment manager may receive research products and services in connection with step-out transactions.

Use of fund commissions may create potential conflicts of interest between the investment manager and the fund. However, the investment manager has policies and procedures in place intended to mitigate these conflicts and ensure that the use of fund commissions falls within the "safe harbor" of Section 28(e) of the Securities Exchange Act of 1934. Some products and services may be used for both investment decision-making and non-investment decision-making purposes ("mixed use" items). The investment manager, to the extent it has mixed use items, has procedures in place to assure that fund commissions pay only for the investment decision-making portion of a mixed-use item.

AFFILIATE TRANSACTIONS
Subject to applicable legal and regulatory requirements, the fund may enter into transactions in which Ameriprise Financial and/or its affiliates, or companies that are deemed to be affiliates of the fund (e.g., due to, among other factors, their or their affiliates' ownership or control of shares of the fund) may have an interest that potentially conflicts with the interests of the fund. For example, an affiliate of Ameriprise Financial may sell securities to the fund from an offering in which it is an underwriter or from securities that it owns as a dealer, subject to applicable legal and regulatory requirements. Applicable legal and regulatory requirements also may prevent the fund from engaging in transactions with an affiliate of the fund, which may include Ameriprise Financial and its affiliates, or from participating in an investment opportunity in which an affiliate of the fund participates.

TRADE AGGREGATION AND ALLOCATION
Generally, orders are processed and executed in the order received. When the Fund buys or sells the same security as another portfolio, fund, or account, the investment manager carries out the purchase or sale pursuant to policies and procedures designed in such a way believed to be fair to the Fund. Purchase and sale orders may be combined or aggregated for more than one account if it is believed it would be consistent with best execution. Aggregation may reduce commission costs or market impact on a per-share and per-dollar basis, although aggregation may have the opposite effect. There may be times when not enough securities are received to fill an aggregated order, including in an initial public offering, involving multiple accounts. In that event, the investment manager has policies and procedures designed in such a way believed to result in a fair allocation among accounts, including the fund.

From time to time, different portfolio managers with the investment manager may make differing investment decisions related to the same security. However, with certain exceptions for funds managed using strictly quantitative methods, a portfolio manager or portfolio management team may not sell a security short if the security is owned in another portfolio managed by that portfolio manager or portfolio management team. On occasion, the Fund may purchase and sell a security simultaneously in order to profit from short-term price disparities.


Statement of Additional Information, Columbia Short-Term Cash Fund - Sept. 27,
2010                                                                     Page 15

CERTAIN INVESTMENT LIMITATIONS
From time to time, the investment manager and their respective affiliates ("adviser group") will be trading in the same securities or be deemed to beneficially hold the same securities. Due to regulatory and other restrictions or limits in various countries or industry- or issuer-specific restrictions or limitations (e.g., poison pills) that restrict the amount of securities or other investments of an issuer that may be held on an aggregate basis by an adviser group, a fund may be limited or prevented from acquiring securities of an issuer that the fund's adviser may otherwise prefer to purchase. For example, many countries limit the amount of outstanding shares that may be held in a local bank by an adviser group. In these circumstances, a fund may be limited or prevented from purchasing additional shares of a bank if the purchase would put the adviser group over the regulatory limit when the adviser group's holdings are combined together or with the holdings of the funds' affiliates, even if the purchases alone on behalf of a specific fund would not be in excess of such limit. Additionally, regulatory and other applicable limits are complex and vary significantly, including, among others, from country to country, industry to industry and issuer to issuer. However, given the complexity of these limits, a fund's adviser may inadvertently breach these limits, and a fund may be required to sell securities of an issuer in order to be in compliance with such limits even if the fund's adviser may otherwise prefer to continue to hold such securities. At certain times, the funds may be restricted in their investment activities because of relationships an affiliate of the fund's, which may include Ameriprise Financial and its affiliates, may have with the issuers of securities.

The investment manager has portfolio management teams in its multiple geographic locations that may share research information regarding leveraged loans. The investment manager operates separate and independent trading desks in these locations for the purpose of purchasing and selling leveraged loans. As a result, the investment manager does not aggregate orders in leveraged loans across portfolio management teams. For example, funds and other client accounts being managed by these portfolio management teams may purchase and sell the same leveraged loan in the secondary market on the same day at different times and at different prices. There is also the potential for a particular account or group of accounts, including the fund, to forego an opportunity or to receive a different allocation (either larger or smaller) than might otherwise be obtained if the investment manager were to aggregate trades in leveraged loans across the portfolio management teams. Although the investment manager does not aggregate orders in leveraged loans across its portfolio management teams in the multiple geographic locations, it operates in this structure subject to its duty to seek best execution.

The Fund did not pay brokerage commissions for the fiscal years ended July 31, 2008, July 31, 2009 or July 31, 2010. Substantially all firms through whom transactions were executed provide research services.

No transactions were directed to brokers because of research services they provided to the Fund in the last fiscal year.

As of the end of the fiscal year, the Fund held securities of its regular brokers or dealers or of the parent of those brokers or dealers that derived more than 15% of gross revenue from securities-related activities as presented below:



                                                              VALUE OF SECURITIES
                NAME OF ISSUER                            OWNED AT END OF FISCAL YEAR
----------------------------------------------------------------------------------------------
             Morgan Stanley & Co.                                 $90,000,000




BROKERAGE COMMISSIONS PAID TO BROKERS AFFILIATED WITH THE INVESTMENT MANAGER

Affiliates of Columbia Management may engage in brokerage and other securities transactions on behalf of a fund according to procedures adopted by the Board and to the extent consistent with applicable provisions of the federal securities laws. Subject to approval by the Board, the same conditions apply to transactions with broker-dealer affiliates of any subadviser. The investment manager will use an affiliate only if (i) the investment manager determines that the fund will receive prices and executions at least as favorable as those offered by qualified independent brokers performing similar brokerage and other services for the fund and (ii) the affiliate charges the fund commission rates consistent with those the affiliate charges comparable unaffiliated customers in similar transactions and if such use is consistent with terms of the Investment Management Services Agreement.

No brokerage commissions were paid to brokers affiliated with Columbia Management since the Fund began operations.

VALUING FUND SHARES

In accordance with Rule 2a-7 of the 1940 Act, all of the securities in the Fund's portfolio are valued at amortized cost. The amortized cost method of valuation is an approximation of market value determined by systematically increasing the carrying

Statement of Additional Information, Columbia Short-Term Cash Fund - Sept. 27,
2010                                                                     Page 16
value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date. Amortized cost does not take into consideration unrealized capital gains or losses.

The Board has established procedures designed to stabilize the Fund's price per share for purposes of sales and redemptions at $1, to the extent that it is reasonably possible to do so. These procedures include review of the Fund's securities by the Board, at intervals deemed appropriate by it, to determine whether the Fund's net asset value per share computed by using available market quotations deviates from a share value of $1 as computed using the amortized cost method. The Board must consider any deviation that appears and, if it exceeds 0.5%, it must determine what action, if any, needs to be taken. If the Board determines a deviation exists that may result in a material dilution of the holdings of current shareholders or investors, or in any other unfair consequences for shareholders, it must undertake remedial action that it deems necessary and appropriate. Such action may include withholding dividends, calculating net asset value per share for purposes of sales and redemptions using available market quotations, making redemptions in kind, and selling securities before maturity in order to realize capital gains or losses or to shorten average portfolio maturity.

While the amortized cost method provides certainty and consistency in portfolio valuation, it may result in valuations of securities that are either somewhat higher or lower than the prices at which the securities could be sold. This means that during times of declining interest rates the yield on the Fund's shares may be higher than if valuations of securities were made based on actual market prices and estimates of market prices. Accordingly, if using the amortized cost method were to result in a lower portfolio value, a prospective investor in the Fund would be able to obtain a somewhat higher yield than the investor would get if portfolio valuations were based on actual market values. Existing shareholders, on the other hand, would receive a somewhat lower yield than they would otherwise receive. The opposite would happen during a period of rising interest rates.

PORTFOLIO HOLDINGS DISCLOSURE

Each fund's Board and the investment manager believe that the investment ideas of the investment manager and any subadviser with respect to portfolio management of a fund should benefit the fund and its shareholders, and do not want to afford speculators an opportunity to profit by anticipating fund trading strategies or by using fund portfolio holdings information for stock picking. However, each fund's Board also believes that knowledge of the fund's portfolio holdings can assist shareholders in monitoring their investments, making asset allocation decisions, and evaluating portfolio management techniques.

Each fund's Board has therefore adopted policies and procedures relating to disclosure of the fund's portfolio securities. These policies and procedures are intended to protect the confidentiality of fund portfolio holdings information and generally prohibit the release of such information until such information is made public, unless such persons have been authorized to receive such information on a selective basis, as described below. It is the policy of the fund not to provide or permit others to provide portfolio holdings on a selective basis, and the investment manager does not intend to selectively disclose portfolio holdings or expect that such holdings information will be selectively disclosed, except where necessary for the fund's operation or where there are legitimate business purposes for doing so and, in any case, where conditions are met that are designed to protect the interests of the fund and its shareholders.

Although the investment manager seeks to limit the selective disclosure of portfolio holdings information and such selective disclosure is monitored under the fund's compliance program for conformity with the policies and procedures, there can be no assurance that these policies will protect the fund from the potential misuse of holdings information by individuals or firms in possession of that information. Under no circumstances may the investment manager, its affiliates or any employee thereof receive any consideration or compensation for disclosing such holdings information.

PUBLIC DISCLOSURES
The funds' portfolio holdings are currently disclosed to the public through filings with the SEC and postings on the funds' website. The information is available on the funds' website as described below.

    - For Equity and Balanced funds, a complete list of fund portfolio holdings as of month-end are posted on the website on a monthly basis approximately, but no earlier than, 15 calendar days after each month-end. The four most recent consecutive monthly disclosures remain posted for each fund. Such portfolio holdings information posted on the website includes the name of each portfolio security, number of shares held by the fund, value of the security and the security's percentage of the market value of the fund's portfolio as of month-end.

    - For Fixed Income funds, a complete list of fund portfolio holdings as of calendar quarter-end are posted on the website on a quarterly basis approximately, but no earlier than, 30 calendar days after such quarter-end, and remain

Statement of Additional Information, Columbia Short-Term Cash Fund - Sept. 27,
2010                                                                     Page 17
      posted at least until the date on which the fund files its Form N-CSR or Form N-Q with the SEC for the subsequent fiscal period. Fixed income fund portfolio holdings information posted on the website shall include the name of each portfolio security, maturity/rate, par value and the security's percentage of the market value of the fund's portfolio as of calendar quarter-end.

    - For Money Market funds, a complete list of fund portfolio holdings as of month-end are posted on the website on a monthly basis, approximately five business days after such month-end. Commencing with the month-end holdings as of September 2010 and thereafter, such month-end holdings will be continuously available on the website for at least six months, together with a link to an SEC webpage where a user of the website may obtain access to the fund's most recent 12 months of publicly available filings on Form N-MFP. Additionally, as of September 2010 and thereafter, Money Market fund portfolio holdings information posted on the website will, at minimum, include with respect to each holding, the name of the issuer, the category of investment (e.g., Treasury debt, government agency debt, asset backed commercial paper, structured investment vehicle note), the CUSIP number (if any), the principal amount, the maturity date (as determined under Rule 2a-7 for purposes of calculating weighted average maturity), the final maturity date (if different from the maturity date previously described), coupon or yield and the amortized cost value. The Money Market funds will also disclose on the website the overall weighted average maturity and weighted average life maturity of a holding and any other information that may be required by the SEC.

Portfolio holdings of funds owned solely by affiliates of the investment manager may not be disclosed on the website. A complete schedule of each fund's portfolio holdings is available semi-annually and annually in shareholder reports filed on Form N-CSR and, after the first and third fiscal quarters, in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC in accordance with federal securities laws and are generally available on the SEC's website within sixty (60) days of the end of a fund's fiscal quarter.


In addition, the investment manager makes publicly available information regarding certain fund's largest five to fifteen holdings, as a percent of the market value of the funds' portfolios as of a month-end. This holdings information is made publicly available through the website columbiamanagement.com, approximately fifteen (15) days following the month-end. The scope of the information that is made available on the funds' websites pursuant to the funds' policies may change from time to time without prior notice.


OTHER DISCLOSURES
The funds' policies and procedures provide that no disclosures of the funds' portfolio holdings may be made prior to the portfolio holdings information being made public unless (i) the funds have a legitimate business purpose for making such disclosure, (ii) the funds or their authorized agents authorize such non-public disclosure of information, and (iii) the party receiving the non-public information enters into an appropriate confidentiality agreement or is otherwise subject to a confidentiality obligation.

In determining the existence of a legitimate business purpose for making portfolio disclosures, the following factors, among others, are considered: (i) any prior disclosure must be consistent with the anti-fraud provisions of the federal securities laws and the fiduciary duties of the investment manager; (ii) any conflicts of interest between the interests of fund shareholders, on the one hand, and those of the investment manager, the funds' distributor or any affiliated person of a fund, the investment manager or distributor on the other; and (iii) any prior disclosure to a third party, although subject to a confidentiality agreement, would not make conduct lawful that is otherwise unlawful.

In addition, the funds periodically disclose their portfolio information on a confidential basis to various service providers that require such information to assist the funds with their day-to-day business affairs. These service providers include each fund's sub-advisor(s) (if any), affiliates of the investment manager, the funds' custodian, sub-custodians, the funds' independent registered public accounting firm, legal counsel, financial printers, proxy solicitor and proxy voting service provider, as well as ratings agencies that maintain ratings on certain funds. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the funds. The funds also may disclose portfolio holdings information to broker/dealers and certain other entities in connection with potential transactions and management of the funds, provided that reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information.

The fund also discloses holdings information as required by federal, state or international securities laws, and may disclose holdings information in response to requests by governmental authorities, or in connection with litigation or potential litigation, a restructuring of a holding, where such disclosure is necessary to participate or explore participation in a restructuring of the holding (e.g., as part of a bondholder group), or to the issuer of a holding, pursuant to a request of the issuer or any other party who is duly authorized by the issuer.


Statement of Additional Information, Columbia Short-Term Cash Fund - Sept. 27,
2010                                                                     Page 18

Each fund's Board has adopted policies to ensure that the fund's holdings information is only disclosed in accordance with these policies. Before any selective disclosure of holdings information is permitted, the person seeking to disclose such holdings information must submit a written request to the Portfolio Holdings Committee ("PHC"). The PHC is comprised of members from the investment manager's legal department, Compliance, and the funds' President. The PHC has been authorized by each fund's Board to perform an initial review of requests for disclosure of holdings information to evaluate whether there is a legitimate business purpose for selective disclosure, whether selective disclosure is in the best interests of a fund and its shareholders, to consider any potential conflicts of interest between the fund, the investment manager, and its affiliates, and to safeguard against improper use of holdings information. Factors considered in this analysis are whether the recipient has agreed to or has a duty to keep the holdings information confidential and whether risks have been mitigated such that the recipient has agreed or has a duty to use the holdings information only as necessary to effectuate the purpose for which selective disclosure was authorized, including a duty not to trade on such information. Before portfolio holdings may be selectively disclosed, requests approved by the PHC must also be authorized by either the fund's President, Chief Compliance Officer or General Counsel or their respective designees. On at least an annual basis, the PHC reviews the approved recipients of selective disclosure and may require a resubmission of the request, in order to re-authorize certain ongoing arrangements. These procedures are intended to be reasonably designed to protect the confidentiality of fund holdings information and to prohibit their release to individual investors, institutional investors, intermediaries that distribute the fund's shares, and other parties, until such holdings information is made public or unless such persons have been authorized to receive such holdings information on a selective basis, as set forth above.

Although the investment manager has set up these procedures to monitor and control selective disclosure of holdings information, there can be no assurance that these procedures will protect a fund from the potential misuse of holdings information by individuals or firms in possession of that information.

The funds currently have ongoing arrangements with certain approved recipients with respect to the disclosure of portfolio holdings information prior to such information being made public. Portfolio holdings information disclosed to such recipients is current as of the time of its disclosure, is disclosed to each recipient solely for purposes consistent with the services described below and has been authorized in accordance with the policy. These special arrangements are described in the table below.

ONGOING PORTFOLIO HOLDINGS DISCLOSURE ARRANGEMENTS:
In addition to the daily information provided to the fund's custodians, subcustodians, administrator and investment advisers, the following disclosure arrangements are in place:

                                                                                                            FREQUENCY OF
IDENTITY OF RECIPIENT          CONDITIONS/RESTRICTIONS ON USE OF INFORMATIONS                               DISCLOSURE
------------------------------------------------------------------------------------------------------------------------
Bitlathe                       Website support for fund performance disclosure                              Monthly
BlackRock, Inc.                For providing trading operations and portfolio management support.           Daily
Bloomberg, L.P.                For independent research of funds.  Sent monthly, approximately 30 days      Monthly
                                 after month end.
Bowne & Co.                    For printing of proxies and annual updates to prospectuses and SAIs.         As needed
Cenveo, Inc.                   For printing of prospectuses, supplements, SAIs and shareholder reports.     As needed
Factset Research Systems       For provision of quantitative analytics, charting and fundamental data to    Daily
                                 the investment manager.
Investment Technology Group,   For evaluation and assessment of trading activity, execution and practices   Daily
Inc. (ITG, formerly known as     by the investment manager.
Plexus Group)
InvestorTools, Inc.            Provide descriptive data for municipal securities                            Daily
Morningstar, Inc.              For independent research and ranking of funds.  Sent monthly, approximately  Monthly
                                 25 days after month end.
RiskMetrics Group (formerly    Proxy voting administration and research on proxy matters.                   Daily
Institutional Shareholder
Services)
Thomson Reuters Corp.          Information provided monthly with a 30 day lag to assure accuracy of Lipper  Monthly
(Lipper)                         Fact Sheets.
------------------------------------------------------------------------------------------------------------------------




PROXY VOTING

GENERAL GUIDELINES, POLICIES AND PROCEDURES

The Fund upholds a long tradition of supporting sound and principled corporate governance. For over 30 years, the Board, which consists of a majority of independent Board members, has determined policies and voted proxies. The Fund's investment manager and the Fund's administrator, Ameriprise Financial, provide support to the Board in connection with the proxy voting process.


Statement of Additional Information, Columbia Short-Term Cash Fund - Sept. 27,
2010                                                                     Page 19

GENERAL GUIDELINES

CORPORATE GOVERNANCE MATTERS -- The Board supports proxy proposals that it believes are tied to the interests of shareholders and votes against proxy proposals that appear to entrench management. For example:

    - The Board generally votes in favor of proposals for an independent chairman or, if the chairman is not independent, in favor of a lead independent director.

    - The Board supports annual election of all directors and proposals to eliminate classes of directors.

    - In a routine election of directors, the Board will generally vote with management's recommendations because the Board believes that management and nominating committees of independent directors are in the best position to know what qualifications are required of directors to form an effective board. However, the Board will generally vote against a nominee who has been assigned to the audit, compensation, or nominating committee if the nominee is not independent of management based on established criteria. The Board will also withhold support for any director who fails to attend 75% of meetings or has other activities that appear to interfere with his or her ability to commit sufficient attention to the company and, in general, will vote against nominees who are determined to have been involved in options backdating.

    - The Board generally supports proposals requiring director nominees to receive a majority of affirmative votes cast in order to be elected to the board, and opposes cumulative voting based on the view that each director elected should represent the interests of all shareholders.

    - Votes in a contested election of directors are evaluated on a case-by-case basis. In general, the Board believes that incumbent management and nominating committees, with access to more and better information, are in the best position to make strategic business decisions. However, the Board will consider an opposing slate if it makes a compelling business case for leading the company in a new direction.

SHAREHOLDER RIGHTS PLANS -- The Board generally supports shareholder rights plans based on a belief that such plans force uninvited bidders to negotiate with a company's board. The Board believes these negotiations allow time for the company to maximize value for shareholders by forcing a higher premium from a bidder, attracting a better bid from a competing bidder or allowing the company to pursue its own strategy for enhancing shareholder value. The Board supports proposals to submit shareholder rights plans to shareholders and supports limiting the vote required for approval of such plans to a majority of the votes cast.

AUDITORS -- The Board values the independence of auditors based on established criteria. The Board supports a reasonable review of matters that may raise concerns regarding an auditor's service that may cause the Board to vote against a management recommendation, including, for example, auditor involvement in significant financial restatements, options backdating, material weaknesses in control, attempts to limit auditor liability or situations where independence has been compromised.

STOCK OPTION PLANS AND OTHER MANAGEMENT COMPENSATION ISSUES -- The Board expects company management to give thoughtful consideration to providing competitive long-term employee incentives directly tied to the interest of shareholders. The Board votes against proxy proposals that it believes dilute shareholder value excessively.

The Board believes that equity compensation awards can be a useful tool, when not abused, for retaining employees and giving them incentives to engage in conduct that will improve the performance of the company. In this regard, the Board generally favors minimum holding periods of stock obtained by senior management pursuant to an option plan and will vote against compensation plans for executives that it deems excessive.

SOCIAL AND CORPORATE POLICY ISSUES -- The Board believes proxy proposals should address the business interests of the corporation. Shareholder proposals sometime seek to have the company disclose or amend certain business practices based purely on social or environmental issues rather than compelling business arguments. In general, the Board recognizes our fund shareholders are likely to have differing views of social and environmental issues and believes that these matters are primarily the responsibility of a company's management and its board of directors.

POLICIES AND PROCEDURES

The policy of the Board is to vote all proxies of the companies in which a fund holds investments. Because of the volume and complexity of the proxy voting process, including inherent inefficiencies in the process that are outside the control of the Board or the Proxy Team (as defined below), not all proxies may be voted. The Board has implemented policies and procedures that have been reasonably designed to vote proxies and to ensure that there are no conflicts between interests of a fund's shareholders and those of the funds' principal underwriters, Columbia Management, or other affiliated persons. In

Statement of Additional Information, Columbia Short-Term Cash Fund - Sept. 27,
2010                                                                     Page 20
exercising its proxy voting responsibilities, the Board may rely upon the research or recommendations of one or more third party service providers.

The administration of the proxy voting process is handled by the Columbia Management Proxy Administration Team ("Proxy Team"). In exercising its responsibilities, the Proxy Team may rely upon one or more third party service providers. The Proxy Team assists the Board in identifying situations where its guidelines do not clearly require a vote in a particular manner and assists in researching matters and making voting recommendations. Columbia Management may recommend that a proxy be voted in a manner contrary to the Board's guidelines. In making recommendations to the Board about voting on a proposal, the investment manager relies on its own investment personnel (or the investment personnel of a fund's subadviser(s)) and information obtained from an independent research firm. The investment manager makes the recommendation in writing. The process requires that Board members who are independent from the investment manager consider the recommendation and decide how to vote the proxy proposal or establish a protocol for voting the proposal.

On an annual basis, or more frequently as determined necessary, the Board reviews recommendations to revise the existing guidelines or add new guidelines. Recommendations are based on, among other things, industry trends and the frequency that similar proposals appear on company ballots.

The Board considers management's recommendations as set out in the company's proxy statement. In each instance in which a fund votes against management's recommendation (except when withholding votes from a nominated director), the Board sends a letter to senior management of the company explaining the basis for its vote. This permits both the company's management and the Board to have an opportunity to gain better insight into issues presented by the proxy proposal(s).

VOTING IN COUNTRIES OUTSIDE THE UNITED STATES (NON-U.S. COUNTRIES) -- Voting proxies for companies not domiciled in the United States may involve greater effort and cost due to the variety of regulatory schemes and corporate practices. For example, certain non-U.S. countries require securities to be blocked prior to a vote, which means that the securities to be voted may not be traded within a specified number of days before the shareholder meeting. The Board typically will not vote securities in non-U.S. countries that require securities to be blocked as the need for liquidity of the securities in the funds will typically outweigh the benefit of voting. There may be additional costs associated with voting in non-U.S. countries such that the Board may determine that the cost of voting outweighs the potential benefit.

SECURITIES ON LOAN -- The Board will generally refrain from recalling securities on loan based upon its determination that the costs and lost revenue to the funds, combined with the administrative effects of recalling the securities, generally outweigh the benefit of voting the proxy. While neither the Board nor the funds' administrator assesses the economic impact and benefits of voting loaned securities on a case-by-case basis, situations may arise where the Board requests that loaned securities be recalled in order to vote a proxy. In this regard, if a proxy relates to matters that may impact the nature of a company, such as a proposed merger or acquisition, and the funds' ownership position is more significant, the Board has established a guideline to direct the funds' administrator to use its best efforts to recall such securities based upon its determination that, in these situations, the benefits of voting such proxies generally outweigh the costs or lost revenue to the funds, or any potential adverse administrative effects to the funds, of not recalling such securities.

INVESTMENT IN AFFILIATED FUNDS -- Certain funds may invest in shares of other funds in the Fund Family (referred to in this context as "underlying funds") and may own substantial portions of these underlying funds. The proxy policy of the funds is to ensure that direct public shareholders of underlying funds control the outcome of any shareholder vote. To help manage this potential conflict of interest, recognizing that the direct public shareholders of these underlying funds may represent only a minority interest, the policy of the funds is to vote proxies of the underlying funds in the same proportion as the vote of the direct public shareholders. If there are no direct public shareholders of an underlying fund, the policy is to cast votes in accordance with instructions from the independent members of the Board.

OBTAIN A PROXY VOTING RECORD


Each year the Fund files its proxy voting records with the SEC and make them available by August 31 for the 12-month period ending June 30 of that year. The records can be obtained without charge through columbiamanagement.com or searching the website of the SEC at www.sec.gov.


REJECTION OF BUSINESS

The Fund and the distributor reserve the right to reject any business, in its sole discretion.

SELLING SHARES

You have a right to sell your shares at any time. For an explanation of sales procedures, please see the applicable prospectus.


Statement of Additional Information, Columbia Short-Term Cash Fund - Sept. 27,
2010                                                                     Page 21

During an emergency, the Board can suspend the computation of NAV, stop accepting payments for purchase of shares, or suspend the duty of a fund to redeem shares for more than seven days. Such emergency situations would occur if:

   - The Exchange closes for reasons other than the usual weekend and holiday closings or trading on the Exchange is restricted, or

   - Disposal of a fund's securities is not reasonably practicable or it is not reasonably practicable for the fund to determine the fair value of its net assets, or

   - The SEC, under the provisions of the 1940 Act, declares a period of emergency to exist.

Should a fund stop selling shares, the Board may make a deduction from the value of the assets held by the fund to cover the cost of future liquidations of the assets so as to distribute these costs fairly among all shareholders.

The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates the Fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of the period. Although redemptions in excess of this limitation would normally be paid in cash, the Fund reserves the right to make these payments in whole or in part in securities or other assets in case of an emergency, or if the payment of a redemption in cash would be detrimental to the existing shareholders of the Fund as determined by the Board. In these circumstances, the securities distributed would be valued as set forth in this SAI. Should the Fund distribute securities, a shareholder may incur brokerage fees or other transaction costs in converting the securities to cash.

CAPITAL LOSS CARRYOVER

For federal income tax purposes, certain funds had total capital loss carryovers at the end of the most recent fiscal period that, if not offset by subsequent capital gains, will expire as follows. Because the measurement periods for a regulated investment company's income are different for excise tax purposes verses income tax purposes, special rules are in place to protect the amount of earnings and profits needed to support excise tax distributions. As a result, the funds are permitted to treat net capital losses realized between November 1 and its fiscal year end ("post-October loss") as occurring on the first day of the following tax year. The total capital loss carryovers below include post-October losses, if applicable. It is unlikely that the Board will authorize a distribution of any net realized capital gains until the available capital loss carryover has been offset or has expired except as required by Internal Revenue Service rules.


-----------------------------------------------------------------------------------------------------
  TOTAL CAPITAL LOSS CARRYOVER         AMOUNT EXPIRING IN 2016            AMOUNT EXPIRING IN 2017
------------------------------------------------------------------- ---------------------------------
             $17,313                             $0                               $17,313
------------------------------------------------------------------- ---------------------------------



TAXES

SUBCHAPTER M COMPLIANCE
The Fund has elected to be taxed under Subchapter M of the Internal Revenue Code as a regulated investment company. The Fund intends to maintain its qualification as a regulated investment company by meeting certain requirements relating to distributions, source of income, and asset diversification. Distribution requirements include distributing at least 90% of the fund's investment company taxable income (which includes net short-term capital gains) and tax-exempt ordinary income to fund shareholders each taxable year. The source of income rules require that at least 90% of the fund's gross income be derived from dividends, interest, certain payments with respect to securities loans, gain from the sale or other disposition of stock, securities or foreign currencies (subject to certain limitations), and certain other income derived with respect to its business of investing in stock, securities or currencies, and net income from certain interests in qualified publicly traded partnerships. Asset diversification requirements are met when the Fund owns, at the end of each quarter of its taxable year, a portfolio, 50% of which includes cash and cash items, U.S. government securities, securities of other regulated investment companies and, securities of other issuers in which the fund has not invested more than 5% of the value of the fund's assets (or 10% of the value of the outstanding voting securities of any one issuer). Also, no more than 25% of the fund's assets may be invested in the securities of any one issuer or two or more issuers which the fund controls and which are engaged in the same or similar trades or businesses (excepting U.S. government securities and securities of other regulated investment companies) or the securities of one or more qualified publicly traded partnerships. This is a simplified description of the relevant laws.

If the Fund fails to qualify as a regulated investment company under Subchapter M, the Fund would be taxed as a corporation on the entire amount of its taxable income (including its capital gain) without a dividends paid deduction. Also, "all of" a shareholder's distributions would generally be taxable to shareholders as qualified dividend income (QDI) (or could

Statement of Additional Information, Columbia Short-Term Cash Fund - Sept. 27,
2010                                                                     Page 22
be treated as a return of capital, if there weren't sufficient earnings and profits) and generally would be eligible for the dividends received deduction in the case of corporate shareholders.

Under federal tax law, by the end of a calendar year a fund must declare and pay dividends representing 98% of ordinary income for that calendar year and 98% of net capital gains (both long-term and short-term) for the 12-month period ending Oct. 31 of that calendar year. The Fund is subject to an excise tax equal to 4% of the excess, if any, of the amount required to be distributed over the amount actually distributed. The Fund intends to comply with federal tax law and avoid any excise tax. For purposes of the excise tax distributions, section 988 ordinary gains and losses are distributable based on an Oct. 31 year end. This is an exception to the general rule that ordinary income is paid based on a calendar year end.

The Fund intends to distribute sufficient dividends within each calendar year, as well as on a fiscal year basis, to avoid income and excise taxes.

A fund may be subject to U.S. taxes resulting from holdings in passive foreign investment companies (PFIC). To avoid unfavorable tax consequences, a fund may make an election to mark to market its PFIC investments. A foreign corporation is a PFIC when 75% or more of its gross income for the taxable year is passive income or 50% or more of the average value of its assets consists of assets that produce or could produce passive income.

Income earned by a fund may have had foreign taxes imposed and withheld on it in foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of a fund's total assets at the close of its fiscal year consists of securities of foreign corporations, the fund will be eligible to file an election with the Internal Revenue Service
(IRS) under which shareholders of the fund would be required to include their pro rata portions of foreign taxes withheld by foreign countries as gross income in their federal income tax returns. These pro rata portions of foreign taxes withheld may be taken as a credit or deduction in computing the shareholders' federal income taxes. If the election is filed, the fund will report to its shareholders the per share amount of such foreign taxes withheld and the amount of foreign tax credit or deduction available for federal income tax purposes.

A fund may use equalization payments to satisfy its requirement to make distributions of net investment income and capital gain net income. Equalization payments occur when a fund allocates a portion of its net investment income and realized capital gain net income to redemptions of fund shares. These payments reduce the amount of taxable distributions paid to shareholders. The IRS has not issued any guidance concerning the methods used to allocate investment income and capital gain to redemptions of shares. If the IRS determines that a fund is using an improper method of allocation for these purposes, the fund may be liable for additional federal income tax.

This is a brief summary that relates to federal income taxation only. Shareholders should consult their tax advisor as to the application of federal, state, and local income tax laws to fund distributions.

EXCHANGES, PURCHASES AND SALES
For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held more than one year).

Capital gain of a non-corporate U.S. shareholder that is recognized in a taxable year beginning before January 1, 2011 is generally taxed at a maximum rate of 15% in respect of shares held for more than one year. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. However, if shares on which a long-term capital gain distribution has been received are subsequently sold or redeemed and such shares have been held for six months or less (after taking into account certain hedging transactions), any loss realized will be treated as long-term capital loss to the extent that it does not exceed the long-term capital gain distribution.

A capital loss on a sale or redemption of a security in a nonqualified account may be disallowed for tax purposes if the same or a substantially identical security is purchased or acquired (including shares acquired through dividend reinvestment) within 30 days before or after the date of the loss transaction. This is called a wash sale. When a wash sale occurs, the loss is disallowed to the extent of shares repurchased, and the cost basis on the security acquired is increased by the amount of the loss that is disallowed. The loss is disallowed in a nonqualified account whether the purchase is in a nonqualified account or in an IRA or Roth IRA, however, an individual's cost basis in an IRA or Roth IRA is not increased due to the wash sale rules. The wash sale rules apply only to capital losses. Sales of securities that result in capital gains are generally recognized when incurred.

DISTRIBUTIONS
DIVIDENDS
Net investment income dividends (other than qualified dividend income) received and distributions from the excess of net short-term capital gains over net long-term capital losses should be treated as ordinary income for federal income tax

Statement of Additional Information, Columbia Short-Term Cash Fund - Sept. 27,
2010                                                                     Page 23
purposes. Corporate shareholders are generally entitled to a deduction equal to 70% of that portion of a fund's dividend that is attributable to dividends the fund received from domestic (U.S.) securities. If there is debt-financed portfolio stock, that is, bank financing is used to purchase long securities, the 70% dividends received deduction would be reduced by the average amount of portfolio indebtedness divided by the average adjusted basis in the stock. This does not impact the qualified dividend income available to individual shareholders.

Only certain QDI will be subject to the 15% and 0% (for lower-bracket taxpayers) tax rates for 2008-2010. QDI is dividends earned from domestic corporations and qualified foreign corporations. Qualified foreign corporations are corporations incorporated in a U.S. possession, corporations whose stock is readily tradable on an established U.S. securities market (ADRs), and certain other corporations eligible for relief under an income tax treaty with the U.S. that includes an exchange of information agreement. PFICs are excluded from this treatment. Holding periods for shares must also be met to be eligible for QDI treatment (more than 60 days for common stock and more than 90 days for certain preferred's dividends).

Dividends declared in October, November or December, payable to shareholders of record on a specified date in such a month and paid in the following January will be treated as having been paid by the Fund and received by each shareholder in December. Under this rule, therefore, shareholders may be taxed in one year on dividends or distributions actually received in January of the following year.

The QDI for individuals and corporate deductions for the most recent fiscal year was 0%.

CAPITAL GAINS DISTRIBUTIONS
Capital gain distributions, if any, received by shareholders (in cash or invested in additional shares) should be treated as long-term capital gains regardless of how long shareholders owned their shares. Short-term capital gains earned by a fund are paid to shareholders as part of their ordinary income dividend and are taxable as ordinary income.

Individual shareholders will be subject to federal income tax on distributions of net capital gains generally at a maximum rate of 15% if designated as derived from the fund's capital gains from property held for more than one year and recognized in the taxable years beginning before January 1, 2011. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. Such distributions are not eligible for the dividends received deduction allowed to corporate shareholders. Shareholders receiving distributions in the form of additional shares issued by the fund will generally be treated for federal income tax purposes as having received a distribution in an amount equal to the cash that could have been elected to be received instead of the additional shares.

Under the Internal Revenue Code of 1986 (the Code), gains or losses attributable to fluctuations in exchange rates that occur between the time a fund accrues interest or other receivables, or accrues expenses or other liabilities denominated in a foreign currency and the time the fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition may be treated as ordinary or capital gains or losses. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of a fund's investment company taxable income to be distributed to its shareholders as ordinary income.

RETURN OF CAPITAL
If a mutual fund is the holder of record of any share of stock on the record date for any dividend payable with respect to the stock, the dividend will be included in gross income by the fund as of the later of (1) the date the share became ex-dividend or (2) the date the fund acquired the share. Because the dividends on some foreign equity investments may be received some time after the stock goes ex-dividend, and in certain rare cases may never be received by the fund, this rule may cause a fund to pay income to its shareholders that it has not actually received. To the extent that the dividend is never received, the fund will take a loss at the time that a determination is made that the dividend will not be received.

If a fund's distributions exceed its current and accumulated earnings and profits, that portion of the fund's distributions will be treated as a return of capital to its shareholders. A return of capital is a return of a portion of the shareholder's original investment. A return of capital will generally not be taxable, however, any amounts received in excess of a shareholder's tax basis are treated as capital gain. Forms 1099 will be sent to shareholders to report any return of capital.

WITHHOLDING
Unless a shareholder provides a certified taxpayer identification number (social security number for individuals) on the account application or other document and certifies that the shareholder is not subject to backup withholding, the fund is required to withhold and remit to the IRS 28% backup withholding on taxable and exempt-interest dividends and redemptions. Shareholders should be aware that, under regulations promulgated by the IRS, a fund may be fined for each account for which a certified taxpayer identification number (social security number for individuals) is not provided.


Statement of Additional Information, Columbia Short-Term Cash Fund - Sept. 27,
2010                                                                     Page 24

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder") depends on whether the income from the fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from the fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income and qualified dividends paid to such foreign shareholders generally will be subject to a 30% U.S. withholding tax under existing provisions of the Internal Revenue Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty or law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

If the income from the fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, qualified dividends, capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of the fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations. In the case of foreign non-corporate shareholders, the fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the fund with proper documentation related to their foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes.

SERVICE PROVIDERS

INVESTMENT MANAGEMENT SERVICES

Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC is the investment manager for the Fund. Under the Investment Management Services Agreement, the investment manager, subject to the policies set by the Board, provides investment management services to the Fund. The Fund does not pay the investment manager a fee for services, but it does pay taxes, brokerage commissions and nonadvisory expenses.

MANAGER OF MANAGERS EXEMPTION. The Fund has received an order from the SEC that permits Columbia Management, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for a fund without first obtaining shareholder approval. The order permits the Fund to add or change unaffiliated subadvisers or the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.

ADMINISTRATIVE SERVICES

The Fund has an Administrative Services Agreement with Ameriprise Financial for providing administration and accounting services. The Fund does not pay a fee for these services.

Third parties with which Ameriprise Financial contracts to provide services for the Fund or its shareholders may pay a fee to Ameriprise Financial to help defray the cost of providing administrative and accounting services. The amount of any such fee is negotiated separately with each service provider and does not constitute compensation for investment advisory, distribution, or other services. Payment of any such fee neither increases nor reduces fees or expenses paid by shareholders of the fund.

TRANSFER AGENCY SERVICES

The Fund has a Transfer Agency Agreement with Columbia Management Investment Services Corp. (formerly RiverSource Service Corporation) (the "transfer agent"), One Financial Center, Boston, MA 02111. This agreement governs the transfer agent's responsibility for administering and/or performing transfer agent functions, for acting as service agent in connection with dividend and distribution functions and for performing shareholder account administration agent functions in connection with the purchase, exchange and redemption or repurchase of the Fund's shares. The Fund does not pay a fee for these services.


Statement of Additional Information, Columbia Short-Term Cash Fund - Sept. 27,
2010                                                                     Page 25

DISTRIBUTION SERVICES

Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc. (the "distributor"), One Financial Center, Boston, MA 02111, an indirect wholly-owned subsidiary of Columbia Management serves as the Fund's principal underwriter and distributor. Prior to June 2009, RiverSource Distributors, Inc. served as the Fund's principal underwriter and distributor. Prior to Oct. 1, 2007, Ameriprise Financial Services, Inc. also served as principle underwriter and distributor to the Fund. Shares of the Fund are issued solely in private placement transactions that do not involve any public offering within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act"). Investments in the Fund may be made only by investment companies, common or commingled trust Funds or similar organizations or persons that are accredited investors within the meaning of the 1933 Act. This SAI does not constitute an offer to sell, or the solicitation of an offer to buy, any security within the meaning of the 1933 Act. The Fund's shares are offered on a continuous basis.

CUSTODIAN SERVICES

The Fund's securities and cash are held pursuant to a custodian agreement with JPMorgan Chase Bank, N.A. (JPMorgan), 1 Chase Manhattan Plaza, 19th Floor, New York, NY 10005. The custodian is permitted to deposit some or all of its securities in central depository systems as allowed by federal law. For its services, the Fund pays the custodian a maintenance charge and a charge per transaction in addition to reimbursing the custodian's out-of-pocket expenses.

As part of this arrangement, securities purchased outside the United States are maintained in the custody of various foreign branches of JPMorgan or in other financial institutions as permitted by law and by the Fund's custodian agreement.

ORGANIZATIONAL INFORMATION

The Fund is an open-end management investment company. The Fund's headquarters are at 901 S. Marquette Ave., Suite 2810, Minneapolis, MN 55402-3268.

SHARES

The shares of the Fund represent an interest in the Fund's assets only (and profits or losses), and, in the event of liquidation, each share of the Fund would have the same rights to dividends and assets as every other share of the Fund.

VOTING RIGHTS

As a shareholder in the Fund, you have voting rights over the Fund's management and fundamental policies. You are entitled to vote based on your total dollar interest in the Fund. All shares have cumulative voting rights with respect to the election of Board members. This means that you have as many votes as the dollar amount you own, including the fractional amount, multiplied by the number of members to be elected, all of which may, in the shareholder's discretion, be voted for a single director.

                           TABLE 2. FUND HISTORY TABLE


                                                                                                FISCAL
                                      DATE OF        DATE BEGAN      FORM OF       STATE OF      YEAR
FUND*                               ORGANIZATION     OPERATIONS   ORGANIZATION   ORGANIZATION     END    DIVERSIFIED**
----------------------------------------------------------------------------------------------------------------------
RIVERSOURCE BOND SERIES,         4/29/81, 4/8/86(1)                Corporation       NV/MN       7/31
  INC.(2)
----------------------------------------------------------------------------------------------------------------------
Columbia Floating Rate Fund                            2/16/06                                                Yes
----------------------------------------------------------------------------------------------------------------------

Columbia Income Opportunities                          6/19/03                                                Yes
  Fund
----------------------------------------------------------------------------------------------------------------------

Columbia Inflation Protected                           3/4/04                                                  No
  Securities Fund
----------------------------------------------------------------------------------------------------------------------

Columbia Limited Duration                              6/19/03                                                Yes
  Credit Fund (19)
----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE CALIFORNIA TAX-            4/7/86                    Business Trust       MA       8/31(10)
  EXEMPT TRUST
----------------------------------------------------------------------------------------------------------------------

RiverSource California Tax-                            8/18/86                                                 No
  Exempt Fund
----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE DIMENSIONS SERIES,   2/20/68, 4/8/86(1)                Corporation       NV/MN       7/31
  INC.
----------------------------------------------------------------------------------------------------------------------

RiverSource Disciplined Small                          5/18/06                                                Yes
  and Mid Cap Equity Fund
----------------------------------------------------------------------------------------------------------------------

RiverSource Disciplined Small                          2/16/06                                                Yes
  Cap Value Fund
----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE DIVERSIFIED INCOME   6/27/74, 4/8/86(1)                Corporation       NV/MN       8/31
  SERIES, INC.(2)

----------------------------------------------------------------------------------------------------------------------



Statement of Additional Information, Columbia Short-Term Cash Fund - Sept. 27,
2010                                                                     Page 26

                                                                                                FISCAL
                                      DATE OF        DATE BEGAN      FORM OF       STATE OF      YEAR
FUND*                               ORGANIZATION     OPERATIONS   ORGANIZATION   ORGANIZATION     END    DIVERSIFIED**
----------------------------------------------------------------------------------------------------------------------
Columbia Diversified Bond                              10/3/74                                                Yes
  Fund(3)
----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE EQUITY SERIES,       3/18/57, 4/8/86(1)                Corporation       NV/MN       11/30
  INC.
----------------------------------------------------------------------------------------------------------------------

Columbia Mid Cap Growth                                6/4/57                                                 Yes
  Opportunity Fund(4),(19)
----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE GLOBAL SERIES,            10/28/88                     Corporation        MN         10/31
  INC.
----------------------------------------------------------------------------------------------------------------------

Columbia Absolute Return                               6/15/06                                                Yes
  Currency and Income Fund
----------------------------------------------------------------------------------------------------------------------

Columbia Emerging Markets                              2/16/06                                                 No
  Bond Fund
----------------------------------------------------------------------------------------------------------------------

Columbia Global Bond Fund                              3/20/89                                                 No
----------------------------------------------------------------------------------------------------------------------

Columbia Emerging Markets                             11/13/96                                                Yes
  Opportunity
  Fund(4),(5),(11),(19)
----------------------------------------------------------------------------------------------------------------------

Columbia Global Equity                                 5/29/90                                                Yes
  Fund(5),(6),(11)
----------------------------------------------------------------------------------------------------------------------

Threadneedle Global Equity                             8/1/08                                                 Yes
  Income Fund
----------------------------------------------------------------------------------------------------------------------

Columbia Global Extended                               8/1/08                                                 Yes
  Alpha Fund
----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE GOVERNMENT INCOME         3/12/85                      Corporation        MN         5/31
  SERIES, INC.
----------------------------------------------------------------------------------------------------------------------

Columbia U.S. Government                               2/14/02                                                Yes
  Mortgage Fund
----------------------------------------------------------------------------------------------------------------------

RiverSource Short Duration                             8/19/85                                                Yes
  U.S. Government Fund(3)
----------------------------------------------------------------------------------------------------------------------

COLUMBIA GOVERNMENT MONEY             6/29/76          1/31/77     Corporation        MD         12/31        Yes
  MARKET FUND, INC.(17)
----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE HIGH YIELD INCOME         8/17/83                      Corporation        MN         5/31
  SERIES, INC.
----------------------------------------------------------------------------------------------------------------------

Columbia High Yield Bond                               12/8/83                                                Yes
  Fund(3)
----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE INCOME SERIES,       2/10/45; 4/8/86(1)                Corporation       NV/MN      1/31(7)
  INC.
----------------------------------------------------------------------------------------------------------------------

Columbia Income Builder                                2/16/06                                                Yes
  Fund(19)
----------------------------------------------------------------------------------------------------------------------

Columbia Income Builder Fund                           2/16/06                                                Yes
  II(19)
----------------------------------------------------------------------------------------------------------------------

Columbia Income Builder Fund                           2/16/06                                                Yes
  III(19)
----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE INTERNATIONAL              5/9/01                      Corporation        MN         10/31
  MANAGERS SERIES, INC.(2)
----------------------------------------------------------------------------------------------------------------------

Columbia Multi-Advisor                                 9/28/01                                                Yes
  International Value
  Fund(11),(19)
----------------------------------------------------------------------------------------------------------------------

RiverSource Partners                                   9/28/01                                                Yes
  International Select Growth
  Fund(11)
----------------------------------------------------------------------------------------------------------------------

RiverSource Partners                                   10/3/02                                                Yes
  International Small Cap
  Fund(11)
----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE INTERNATIONAL             7/18/84                      Corporation        MN         10/31
  SERIES, INC.(2)
----------------------------------------------------------------------------------------------------------------------

Columbia Asia Pacific ex-                              7/15/09                                                Yes
  Japan Fund(19)
----------------------------------------------------------------------------------------------------------------------

Columbia European Equity                               6/26/00                                                Yes
  Fund(5),(11)
----------------------------------------------------------------------------------------------------------------------

RiverSource Disciplined                                5/18/06                                                Yes
  International Equity Fund
----------------------------------------------------------------------------------------------------------------------

Threadneedle International                            11/15/84                                                Yes
  Opportunity Fund(4),(5),(11)
----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE INVESTMENT SERIES,   1/18/40; 4/8/86(1)                Corporation       NV/MN       9/30
  INC.
----------------------------------------------------------------------------------------------------------------------

Columbia Large Growth                                  5/17/07                                                Yes
  Quantitative Fund(19)
----------------------------------------------------------------------------------------------------------------------

Columbia Large Value                                   8/1/08                                                 Yes
  Quantitative Fund(19)
----------------------------------------------------------------------------------------------------------------------

Columbia Mid Cap Value                                 2/14/02                                                Yes
  Opportunity Fund(19)
----------------------------------------------------------------------------------------------------------------------

RiverSource Balanced Fund(4)                           4/16/40                                                Yes
----------------------------------------------------------------------------------------------------------------------

RiverSource Diversified                               10/15/90                                                Yes
  Equity Income Fund
----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE LARGE CAP SERIES,    5/21/70, 4/8/86(1)                Corporation       NV/MN       7/31
  INC.(2)
----------------------------------------------------------------------------------------------------------------------

Columbia Large Core                                    4/24/03                                                Yes
  Quantitative Fund(4),(19)
----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE MANAGERS SERIES,          3/20/01                      Corporation        MN         5/31
  INC.(2)
----------------------------------------------------------------------------------------------------------------------

Columbia Multi-Advisor Small                           6/18/01                                                Yes
  Cap Value Fund(11),(19)
----------------------------------------------------------------------------------------------------------------------

RiverSource Partners                                   6/18/01                                                Yes
  Fundamental Value Fund(11)
----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE MARKET ADVANTAGE          8/25/89                      Corporation        MN         1/31
  SERIES, INC.
----------------------------------------------------------------------------------------------------------------------

Columbia Portfolio Builder                             3/4/04                                                 Yes
  Conservative Fund
----------------------------------------------------------------------------------------------------------------------

Columbia Portfolio Builder                             3/4/04                                                 Yes
  Moderate Conservative Fund
----------------------------------------------------------------------------------------------------------------------

Columbia Portfolio Builder                             3/4/04                                                 Yes
  Moderate Fund
----------------------------------------------------------------------------------------------------------------------

Columbia Portfolio Builder                             3/4/04                                                 Yes
  Moderate Aggressive Fund
----------------------------------------------------------------------------------------------------------------------

Columbia Portfolio Builder                             3/4/04                                                 Yes
  Aggressive Fund

----------------------------------------------------------------------------------------------------------------------



Statement of Additional Information, Columbia Short-Term Cash Fund - Sept. 27,
2010                                                                     Page 27

                                                                                                FISCAL
                                      DATE OF        DATE BEGAN      FORM OF       STATE OF      YEAR
FUND*                               ORGANIZATION     OPERATIONS   ORGANIZATION   ORGANIZATION     END    DIVERSIFIED**
----------------------------------------------------------------------------------------------------------------------
Columbia Portfolio Builder                             3/4/04                                                 Yes
  Total Equity Fund
----------------------------------------------------------------------------------------------------------------------

RiverSource S&P 500 Index                             10/25/99                                                Yes
  Fund
----------------------------------------------------------------------------------------------------------------------

RiverSource Small Company                              8/19/96                                                Yes
  Index Fund
----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE MONEY MARKET         8/22/75; 4/8/86(1)                Corporation       NV/MN       7/31
  SERIES, INC.
----------------------------------------------------------------------------------------------------------------------

Columbia Money Market                                  10/6/75                                                Yes
  Fund(19)
----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE SECTOR SERIES,            3/25/88                      Corporation        MN         6/30
  INC.
----------------------------------------------------------------------------------------------------------------------

Columbia Dividend Opportunity                          8/1/88                                                 Yes
  Fund(8)
----------------------------------------------------------------------------------------------------------------------

RiverSource Real Estate Fund                           3/4/04                                                  No
----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE SELECTED SERIES,          10/5/84                      Corporation        MN         3/31
  INC.
----------------------------------------------------------------------------------------------------------------------

RiverSource Precious Metals                            4/22/85                                                 No
  and Mining Fund(9)
----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE SERIES TRUST(14)          1/27/06                    Business Trust       MA         4/30
----------------------------------------------------------------------------------------------------------------------

Columbia 120/20 Contrarian                            10/18/07                                                Yes
  Equity Fund
----------------------------------------------------------------------------------------------------------------------

Columbia Marsico Flexible                              9/28/10                                                 No
  Capital Fund
----------------------------------------------------------------------------------------------------------------------

Columbia Recovery and                                  2/19/09                                                 No
  Infrastructure Fund
----------------------------------------------------------------------------------------------------------------------

Columbia Retirement Plus 2010                          5/18/06                                                Yes
  Fund
----------------------------------------------------------------------------------------------------------------------

Columbia Retirement Plus 2015                          5/18/06                                                Yes
  Fund
----------------------------------------------------------------------------------------------------------------------

Columbia Retirement Plus 2020                          5/18/06                                                Yes
  Fund
----------------------------------------------------------------------------------------------------------------------

Columbia Retirement Plus 2025                          5/18/06                                                Yes
  Fund
----------------------------------------------------------------------------------------------------------------------

Columbia Retirement Plus 2030                          5/18/06                                                Yes
  Fund
----------------------------------------------------------------------------------------------------------------------

Columbia Retirement Plus 2035                          5/18/06                                                Yes
  Fund
----------------------------------------------------------------------------------------------------------------------

Columbia Retirement Plus 2040                          5/18/06                                                Yes
  Fund
----------------------------------------------------------------------------------------------------------------------

Columbia Retirement Plus 2045                          5/18/06                                                Yes
  Fund
----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE SHORT TERM           4/23/68, 4/8/86(1)                Corporation       NV/MN       7/31
  INVESTMENTS SERIES, INC.(15)
----------------------------------------------------------------------------------------------------------------------

Columbia Short-Term Cash Fund                          9/26/06                                                Yes
----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE SPECIAL TAX-EXEMPT         4/7/86                    Business Trust       MA       8/31(10)
  SERIES TRUST
----------------------------------------------------------------------------------------------------------------------

Columbia Minnesota Tax-Exempt                          8/18/86                                                 No
  Fund
----------------------------------------------------------------------------------------------------------------------

RiverSource New York Tax-                              8/18/86                                                 No
  Exempt Fund
----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE STRATEGIC                 10/9/84                      Corporation        MN         9/30
  ALLOCATION SERIES, INC.(2)
----------------------------------------------------------------------------------------------------------------------

Columbia Strategic Allocation                          1/23/85                                                Yes
  Fund(4)
----------------------------------------------------------------------------------------------------------------------

RiverSource Strategic Income                           5/17/07                                                Yes
  Allocation Fund
----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE STRATEGY SERIES,          1/24/84                      Corporation        MN         3/31
  INC.
----------------------------------------------------------------------------------------------------------------------

Columbia Equity Value Fund                             5/14/84                                                Yes
----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE TAX-EXEMPT INCOME   12/21/78; 4/8/86(1)                Corporation       NV/MN       11/30
  SERIES, INC.(2)
----------------------------------------------------------------------------------------------------------------------

RiverSource Tax-Exempt High                            5/7/79                                                 Yes
  Income Fund(4)
----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE TAX-EXEMPT SERIES,   9/30/76, 4/8/86(1)                Corporation       NV/MN       11/30
  INC.
----------------------------------------------------------------------------------------------------------------------

RiverSource Intermediate Tax-                         11/13/96                                                Yes
  Exempt Fund
----------------------------------------------------------------------------------------------------------------------

Columbia AMT-Free Tax-Exempt                          11/24/76                                                Yes
  Bond Fund(19)
----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE VARIABLE SERIES           9/11/07                    Business Trust       MA         12/31
  TRUST(12)
----------------------------------------------------------------------------------------------------------------------

Disciplined Asset Allocation                           5/1/08                                                 Yes
  Portfolios - Aggressive
----------------------------------------------------------------------------------------------------------------------

Disciplined Asset Allocation                           5/1/08                                                 Yes
  Portfolios - Conservative
----------------------------------------------------------------------------------------------------------------------

Disciplined Asset Allocation                           5/1/08                                                 Yes
  Portfolios - Moderate
----------------------------------------------------------------------------------------------------------------------

Disciplined Asset Allocation                           5/1/08                                                 Yes
  Portfolios - Moderately
  Aggressive
----------------------------------------------------------------------------------------------------------------------

Disciplined Asset Allocation                           5/1/08                                                 Yes
  Portfolios - Moderately
  Conservative
----------------------------------------------------------------------------------------------------------------------

RiverSource Variable                                   4/30/86                                                Yes
  Portfolio - Balanced Fund(4)
----------------------------------------------------------------------------------------------------------------------

RiverSource Variable                                  10/31/81                                                Yes
  Portfolio - Cash Management
  Fund
----------------------------------------------------------------------------------------------------------------------

RiverSource Variable                                   9/10/04                                                Yes
  Portfolio - Core Equity Fund
----------------------------------------------------------------------------------------------------------------------

RiverSource Variable                                  10/13/81                                                Yes
  Portfolio - Diversified Bond
  Fund(3)

----------------------------------------------------------------------------------------------------------------------



Statement of Additional Information, Columbia Short-Term Cash Fund - Sept. 27,
2010                                                                     Page 28

                                                                                                FISCAL
                                      DATE OF        DATE BEGAN      FORM OF       STATE OF      YEAR
FUND*                               ORGANIZATION     OPERATIONS   ORGANIZATION   ORGANIZATION     END    DIVERSIFIED**
----------------------------------------------------------------------------------------------------------------------
RiverSource Variable                                   9/15/99                                                Yes
  Portfolio - Diversified
  Equity Income Fund
----------------------------------------------------------------------------------------------------------------------

RiverSource Variable                                  10/13/81                                                Yes
  Portfolio - Dynamic Equity
  Fund(5),(16)
----------------------------------------------------------------------------------------------------------------------

RiverSource Variable                                   5/1/96                                                  No
  Portfolio - Global Bond Fund
----------------------------------------------------------------------------------------------------------------------

RiverSource Variable                                   9/13/04                                                 No
  Portfolio - Global Inflation
  Protected Securities
  Fund(13)
----------------------------------------------------------------------------------------------------------------------

RiverSource Variable                                   5/1/96                                                 Yes
  Portfolio - High Yield Bond
  Fund(3)
----------------------------------------------------------------------------------------------------------------------

RiverSource Variable                                   6/1/04                                                 Yes
  Portfolio - Income
  Opportunities Fund
----------------------------------------------------------------------------------------------------------------------

RiverSource Variable                                   4/14/10                                                Yes
  Portfolio - Limited Duration
  Bond Fund
----------------------------------------------------------------------------------------------------------------------

RiverSource Variable                                   5/1/01                                                 Yes
  Portfolio - Mid Cap Growth
  Fund(4)
----------------------------------------------------------------------------------------------------------------------

RiverSource Variable                                   5/2/05                                                 Yes
  Portfolio - Mid Cap Value
  Fund
----------------------------------------------------------------------------------------------------------------------

RiverSource Variable                                   5/1/00                                                 Yes
  Portfolio - S&P 500 Index
  Fund
----------------------------------------------------------------------------------------------------------------------

RiverSource Variable                                   9/15/99                                                Yes
  Portfolio - Short Duration
  U.S. Government Fund(3)
----------------------------------------------------------------------------------------------------------------------

RiverSource Variable                                   4/14/10                                                Yes
  Portfolio - Strategic Income
  Fund
----------------------------------------------------------------------------------------------------------------------

Seligman Variable                                      9/15/99                                                Yes
  Portfolio - Growth Fund(16)
----------------------------------------------------------------------------------------------------------------------

Seligman Variable                                      02/4/04                                                Yes
  Portfolio - Larger-Cap Value
  Fund(16)
----------------------------------------------------------------------------------------------------------------------

Seligman Variable                                      9/15/99                                                Yes
  Portfolio - Smaller-Cap
  Value Fund(16)
----------------------------------------------------------------------------------------------------------------------

Threadneedle Variable                                  5/1/00                                                 Yes
  Portfolio - Emerging Markets
  Fund(4),(5),(11)
----------------------------------------------------------------------------------------------------------------------

Threadneedle Variable                                  1/13/92                                                Yes
  Portfolio - International
  Opportunity Fund(4),(5),(11)
----------------------------------------------------------------------------------------------------------------------

Variable                                               4/14/10                                                Yes
  Portfolio - Aggressive
  Portfolio
----------------------------------------------------------------------------------------------------------------------

Variable                                               4/14/10                                                Yes
  Portfolio - AllianceBern-
  stein International Value
  Fund
----------------------------------------------------------------------------------------------------------------------

Variable Portfolio - American                          4/14/10                                                Yes
  Century Diversified Bond
  Fund
----------------------------------------------------------------------------------------------------------------------

Variable Portfolio - American                          4/14/10                                                Yes
  Century Growth Fund
----------------------------------------------------------------------------------------------------------------------

Variable Portfolio - Columbia                          4/14/10                                                Yes
  Wanger International
  Equities Fund
----------------------------------------------------------------------------------------------------------------------

Variable Portfolio - Columbia                          4/14/10                                                Yes
  Wanger U.S. Equities Fund
----------------------------------------------------------------------------------------------------------------------

Variable                                               4/14/10                                                Yes
  Portfolio - Conservative
  Portfolio
----------------------------------------------------------------------------------------------------------------------

Variable Portfolio - Davis                             5/1/06                                                 Yes
  New York Venture
  Fund(11),(18)
----------------------------------------------------------------------------------------------------------------------

Variable Portfolio - Eaton                             4/14/10                                                Yes
  Vance Floating-Rate Income
  Fund
----------------------------------------------------------------------------------------------------------------------

Variable Portfolio - Goldman                           2/4/04                                                 Yes
  Sachs Mid Cap Value
  Fund(11),(18)
----------------------------------------------------------------------------------------------------------------------

Variable Portfolio - Invesco                           4/14/10                                                Yes
  International Growth Fund
----------------------------------------------------------------------------------------------------------------------

Variable Portfolio - J.P.                              4/14/10                                                Yes
  Morgan Core Bond Fund
----------------------------------------------------------------------------------------------------------------------

Variable Portfolio - Jennison                          4/14/10                                                Yes
  Mid Cap Growth Fund
----------------------------------------------------------------------------------------------------------------------

Variable Portfolio - Marsico                           4/14/10                                                Yes
  Growth Fund
----------------------------------------------------------------------------------------------------------------------

Variable Portfolio - MFS                               4/14/10                                                Yes
  Value Fund
----------------------------------------------------------------------------------------------------------------------

Variable Portfolio - Moderate                          4/14/10                                                Yes
  Portfolio
----------------------------------------------------------------------------------------------------------------------

Variable                                               4/14/10                                                Yes
  Portfolio - Moderately
  Aggressive Portfolio
----------------------------------------------------------------------------------------------------------------------

Variable                                               4/14/10                                                Yes
  Portfolio - Moderately
  Conservative Portfolio
----------------------------------------------------------------------------------------------------------------------

Variable Portfolio - Mondrian                          4/14/10                                                Yes
  International Small Cap Fund
----------------------------------------------------------------------------------------------------------------------

Variable Portfolio - Morgan                            4/14/10                                                 No
  Stanley Global Real Estate
  Fund
----------------------------------------------------------------------------------------------------------------------

Variable Portfolio - NFJ                               4/14/10                                                Yes
  Dividend Value Fund
----------------------------------------------------------------------------------------------------------------------

Variable Portfolio - Partners                          4/14/10                                                Yes
  Small Cap Growth Fund
----------------------------------------------------------------------------------------------------------------------

Variable Portfolio - Partners                          8/14/01                                                Yes
  Small Cap Value
  Fund(11),(18)
----------------------------------------------------------------------------------------------------------------------

Variable Portfolio - PIMCO                             4/14/10                                                Yes
  Mortgage-Backed Securities
  Fund
----------------------------------------------------------------------------------------------------------------------

Variable Portfolio - Pyramis                           4/14/10                                                Yes
  International Equity Fund
----------------------------------------------------------------------------------------------------------------------

Variable Portfolio - UBS                               4/14/10                                                Yes
  Large Cap Growth Fund
----------------------------------------------------------------------------------------------------------------------

Variable Portfolio - Wells                             4/14/10                                                Yes
  Fargo Short Duration
  Government Fund
----------------------------------------------------------------------------------------------------------------------

SELIGMAN CAPITAL FUND, INC.           10/21/68         10/9/69     Corporation        MD         12/31        Yes

----------------------------------------------------------------------------------------------------------------------


Statement of Additional Information, Columbia Short-Term Cash Fund - Sept. 27,
2010                                                                     Page 29

                                                                                                FISCAL
                                      DATE OF        DATE BEGAN      FORM OF       STATE OF      YEAR
FUND*                               ORGANIZATION     OPERATIONS   ORGANIZATION   ORGANIZATION     END    DIVERSIFIED**
----------------------------------------------------------------------------------------------------------------------
COLUMBIA FRONTIER FUND, INC.           7/9/84         12/10/84     Corporation        MD         10/31        Yes
----------------------------------------------------------------------------------------------------------------------

COLUMBIA SELIGMAN                     10/8/82          6/23/83     Corporation        MD         12/31        Yes
  COMMUNICATIONS AND
  INFORMATION FUND, INC.(19)
----------------------------------------------------------------------------------------------------------------------

SELIGMAN GLOBAL FUND SERIES,          11/22/91                     Corporation        MD         10/31
  INC.
----------------------------------------------------------------------------------------------------------------------

Columbia Seligman Global                               5/23/94                                                Yes
  Technology Fund(19)
----------------------------------------------------------------------------------------------------------------------

SELIGMAN GROWTH FUND, INC.            1/26/37          4/1/37      Corporation        MD         12/31        Yes
----------------------------------------------------------------------------------------------------------------------

SELIGMAN LASALLE REAL ESTATE          5/30/03                      Corporation        MD         12/31
  FUND SERIES, INC.
----------------------------------------------------------------------------------------------------------------------

RiverSource LaSalle Global                            12/29/06                                                 No
  Real Estate Fund(17)
----------------------------------------------------------------------------------------------------------------------

RiverSource LaSalle Monthly                            7/16/03                                                Yes
  Dividend Real Estate
  Fund(17)
----------------------------------------------------------------------------------------------------------------------

SELIGMAN MUNICIPAL FUND                8/8/83                      Corporation        MD         9/30
  SERIES, INC.
----------------------------------------------------------------------------------------------------------------------

Seligman National Municipal                           12/31/83                                                Yes
  Class
----------------------------------------------------------------------------------------------------------------------

Seligman Minnesota Municipal                          12/30/83                                                 No
  Class
----------------------------------------------------------------------------------------------------------------------

Seligman New York Municipal                            1/3/84                                                  No
  Class
----------------------------------------------------------------------------------------------------------------------

SELIGMAN MUNICIPAL SERIES             7/25/84                    Business Trust       MA         9/30
  TRUST
----------------------------------------------------------------------------------------------------------------------

Seligman California Municipal                         11/20/84                                                 No
  High-Yield Series
----------------------------------------------------------------------------------------------------------------------

Seligman California Municipal                         11/20/84                                                 No
  Quality Series
----------------------------------------------------------------------------------------------------------------------

SELIGMAN PORTFOLIOS, INC.              7/1/87                      Corporation        MD         12/31
----------------------------------------------------------------------------------------------------------------------

Seligman Capital Portfolio                             6/21/88                                                Yes
----------------------------------------------------------------------------------------------------------------------

Seligman Communications and                           10/11/94                                                Yes
  Information Portfolio
----------------------------------------------------------------------------------------------------------------------

Seligman Global Technology                             5/1/96                                                 Yes
  Portfolio
----------------------------------------------------------------------------------------------------------------------

Seligman Large-Cap Value                               5/1/98                                                 Yes
  Portfolio
----------------------------------------------------------------------------------------------------------------------

Seligman Smaller-Cap Value                             5/1/98                                                 Yes
  Portfolio
----------------------------------------------------------------------------------------------------------------------

SELIGMAN TARGETHORIZON ETF             7/6/05                      Corporation        MD         9/30
  PORTFOLIOS, INC.
----------------------------------------------------------------------------------------------------------------------

Seligman TargETFund 2015                               10/3/05                                                Yes
----------------------------------------------------------------------------------------------------------------------

Seligman TargETFund 2025                               10/3/05                                                Yes
----------------------------------------------------------------------------------------------------------------------

Seligman TargETFund 2035                               10/2/06                                                Yes
----------------------------------------------------------------------------------------------------------------------

Seligman TargETFund 2045                               10/2/06                                                Yes
----------------------------------------------------------------------------------------------------------------------

Seligman TargETFund Core                               10/3/05                                                Yes
----------------------------------------------------------------------------------------------------------------------

SELIGMAN VALUE FUND SERIES,           1/27/97                      Corporation        MD         12/31
  INC.
----------------------------------------------------------------------------------------------------------------------

Columbia Select Large-Cap                              4/25/97                                                Yes
  Value Fund(19)
----------------------------------------------------------------------------------------------------------------------

Columbia Select Smaller-Cap                            4/25/97                                                Yes
  Value Fund(19)
----------------------------------------------------------------------------------------------------------------------





    * Effective Oct. 1, 2005 American Express Funds changed its name to RiverSource funds and the names Threadneedle and Partners were removed from fund names. Effective Sept. 27, 2010, several of the funds were renamed from RiverSource, Threadneedle or Seligman to Columbia.


   ** If a Non-diversified fund is managed as if it were a diversified fund for a period of three years, its status under the 1940 Act will convert automatically from Non-diversified to diversified. A diversified fund may convert to Non-diversified status only with shareholder approval.

  (1)    Date merged into a Minnesota corporation incorporated on April 8, 1986.

  (2) Effective April 21, 2006, AXP Discovery Series, Inc. changed its name to RiverSource Bond Series, Inc.; AXP Fixed Income Series, Inc. changed its name to RiverSource Diversified Income Series, Inc.; AXP Growth Series, Inc. changed its name to RiverSource Large Cap Series, Inc.; AXP High Yield Tax-Exempt Series, Inc. changed its name to RiverSource Tax-Exempt Income Series, Inc.; AXP Managed Series, Inc. changed its name to RiverSource Strategic Allocation Series, Inc.; AXP Partners International Series, Inc. changed its name to RiverSource International Managers Series, Inc.; AXP Partners Series, Inc. changed its name to RiverSource Managers Series, Inc.; and for all other corporations and business trusts, AXP was replaced with RiverSource in the registrant name.

  (3) Effective June 27, 2003, Bond Fund changed its name to Diversified Bond Fund, Federal Income Fund changed its name to Short Duration U.S. Government Fund and Extra Income Fund changed its name to High Yield Bond Fund, Variable Portfolio - Bond Fund changed its name to Variable Portfolio - Diversified Bond Fund, Variable Portfolio - Extra Income Fund changed its name to Variable Portfolio - High Yield Bond Fund and Variable Portfolio - Federal Income Fund changed its name to Variable Portfolio - Short Duration U.S. Government Fund.

  (4) Effective Oct. 1, 2005, Equity Select Fund changed its name to Mid Cap Growth Fund, High Yield Tax-Exempt Fund changed its name to Tax-Exempt High Income Fund, Managed Allocation Fund changed its name to Strategic Allocation Fund, Mutual changed its name to Balanced Fund, Quantitative Large Cap Equity Fund changed its name to Disciplined Equity Fund, and Threadneedle International Fund changed its name to International Opportunity Fund. Variable Portfolio - Equity Select Fund changed its name to Variable Portfolio - Mid Cap Growth Fund, Variable
         Portfolio - Threadneedle Emerging Markets Fund changed its name to Variable Portfolio - Emerging Markets Fund, Variable
         Portfolio - Threadneedle International Fund changed its name to Variable Portfolio - International Opportunity Fund, and Variable Portfolio - Managed Fund changed its name to Variable
         Portfolio - Balanced Fund.


Statement of Additional Information, Columbia Short-Term Cash Fund - Sept. 27,
2010                                                                     Page 30

  (5) Effective July 9, 2004, Emerging Markets Fund changed its name to Threadneedle Emerging Markets Fund, European Equity Fund changed its name to Threadneedle European Equity Fund, Global Equity Fund changed its name to Threadneedle Global Equity Fund, and International Fund changed its name to Threadneedle International Fund, Variable Portfolio - Capital Resource Fund changed its name to Variable Portfolio - Large Cap Equity Fund, Variable Portfolio - Emerging Markets Fund changed its name to Variable Portfolio - Threadneedle Emerging Markets Fund and Variable Portfolio - International Fund changed its name to Variable Portfolio - Threadneedle International Fund.

  (6) Effective Oct. 20, 2003, Global Growth Fund changed its name to Global Equity Fund.

  (7) Effective Jan. 31, 2008, the fiscal year end was changed from May 31 to Jan. 31.

  (8) Effective Feb. 18, 2004, Utilities Fund changed its name to Dividend Opportunity Fund.

  (9) Effective Nov. 1, 2006, Precious Metals Fund changed its name to Precious Metals and Mining Fund.

 (10) Effective April 13, 2006, the fiscal year end was changed from June 30 to Aug. 31.

 (11) Effective March 31, 2008, RiverSource Emerging Markets Fund changed its name to Threadneedle Emerging Markets Fund; RiverSource Global Equity Fund changed its name to Threadneedle Global Equity Fund; RiverSource European Equity Fund changed its name to Threadneedle European Equity Fund; RiverSource International Opportunity Fund changed its name to Threadneedle International Opportunity Fund; RiverSource International Aggressive Growth Fund changed its name to RiverSource Partners International Select Growth Fund; RiverSource International Select Value Fund changed its name to RiverSource Partners International Select Value Fund; RiverSource International Small Cap Fund changed its name to RiverSource Partners International Small Cap Fund; RiverSource Small Cap Value Fund changed its name to RiverSource Partners Small Cap Value Fund; RiverSource Variable Portfolio - Fundamental Value Fund changed its name to RiverSource Partners Variable
         Portfolio - Fundamental Value Fund; RiverSource Variable
         Portfolio - Select Value Fund changed its name to RiverSource Partners Variable Portfolio - Select Value Fund; and RiverSource Variable Portfolio - Small Cap Value Fund changed its name to RiverSource Partners Variable Portfolio - Small Cap Value Fund.

 (12) Prior to January 2008, the assets of the funds in RiverSource Variable Series Trust were held by funds organized under six separate Minnesota Corporations.

 (13) Effective June 8, 2005, Variable Portfolio - Inflation Protected Securities Fund changed its name to Variable Portfolio - Global Inflation Protected Securities Fund.

 (14) Prior to September 11, 2007, RiverSource Series Trust was known as RiverSource Retirement Series Trust.

 (15) Prior to April 21, 2006, RiverSource Short Term Investments Series, Inc. was known as AXP Stock Series, Inc.

 (16) Effective May 1, 2009, RiverSource Variable Portfolio - Growth Fund changed its name to Seligman Variable Portfolio - Growth Fund, RiverSource Variable Portfolio - Large Cap Equity Fund changed its name to RiverSource Variable Portfolio - Dynamic Equity Fund, RiverSource Variable Portfolio - Large Cap Value Fund changed its name to Seligman Variable Portfolio - Larger-Cap Value Fund, and RiverSource Variable Portfolio - Small Cap Advantage Fund changed its name to Seligman Variable Portfolio - Smaller-Cap Value Fund.

 (17) Effective Sept. 25, 2009, Seligman Cash Management Fund, Inc. changed its name to RiverSource Government Money Market Fund, Inc.; Seligman LaSalle Global Real Estate Fund changed its name to RiverSource LaSalle Global Real Estate Fund; and Seligman LaSalle Monthly Dividend Real Estate Fund changed its name to RiverSource LaSalle Monthly Dividend Real Estate Fund.

 (18)    Effective May 1, 2010, RiverSource Partners Variable
         Portfolio - Fundamental Value Fund changed its name to Variable Portfolio - Davis New York Venture Fund; RiverSource Partners Variable Portfolio - Select Value Fund changed its name to Variable
         Portfolio - Goldman Sachs Mid Cap Value Fund; and RiverSource Partners Variable Portfolio - Small Cap Value Fund changed its name to Variable Portfolio - Partners Small Cap Value Fund.


 (19) Effective Sept. 27, 2010, RiverSource Limited Duration Bond Fund changed its name to Columbia Limited Duration Credit Fund; RiverSource Mid Cap Growth Fund changed its name to Columbia Mid Cap Growth Opportunity Fund; Threadneedle Emerging Markets Fund changed its name to Columbia Emerging Markets Opportunity Fund; RiverSource Income Builder Basic Income Fund changed its name to Columbia Income Builder Fund; RiverSource Income Builder Moderate Income Builder Fund changed its name to Columbia Income Builder Fund II; RiverSource Income Builder Enhanced Fund changed its name to Columbia Income Builder Fund III; RiverSource Partners International Select Value Fund changed its name to Columbia Multi-Advisor International Value Fund; Threadneedle Asia Pacific Fund changed its name to Columbia Asia Pacific ex-Japan Fund; RiverSource Disciplined large Cap Growth Fund changed its name to Columbia Large Growth Quantitative Fund; RiverSource Disciplined Large Cap Value Fund changed its name to Columbia Large Value Quantitative Fund; RiverSource Mid Cap Value Fund changed its name to Columbia Mid Cap Value Opportunity Fund; RiverSource Disciplined Equity Fund changed its name to Columbia Large Core Quantitative Fund; RiverSource Partners Small Cap Value Fund changed its name to Columbia Multi-Advisor Small Cap Value Fund; RiverSource Cash Management Fund changed its name to Columbia Money Market Fund; RiverSource Tax-Exempt Bond Fund changed its name to Columbia AMT-Free Tax-Exempt Bond Fund; Seligman Communications and Information Fund, Inc. changed its name to Columbia Seligman Communications and Information Fund, Inc.; Seligman Global Technology Fund changed its name to Columbia Seligman Global Technology Fund; Seligman Large-Cap Value Fund changed its name to Columbia Select Large-Cap Value Fund; and Seligman Smaller-Cap Value Fund changed its name to Columbia Select Smaller-Cap Value Fund.



Statement of Additional Information, Columbia Short-Term Cash Fund - Sept. 27,
2010                                                                     Page 31

BOARD MEMBERS AND OFFICERS


Shareholders elect a Board that oversees a fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of each fund's Board members. Each Board member oversees 150 Columbia, RiverSource, Seligman and Threadneedle funds. Under current Board policy, members may serve until the next regular shareholders' meeting, until he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as members of the Board.


                             TABLE 3. BOARD MEMBERS

INDEPENDENT BOARD MEMBERS

                           POSITION HELD
                          WITH FUNDS AND                                     OTHER PRESENT OR PAST
                             LENGTH OF           PRINCIPAL OCCUPATION            DIRECTORSHIPS           COMMITTEE
   NAME, ADDRESS, AGE         SERVICE           DURING PAST FIVE YEARS       (WITHIN PAST 5 YEARS)      MEMBERSHIPS
----------------------------------------------------------------------------------------------------------------------
Kathleen Blatz           Board member      Chief Justice, Minnesota         None                    Board Governance,
901 S. Marquette Ave.    since 1/11/06     Supreme Court, 1998-2006;                                Compliance,
Minneapolis, MN 55402                      Attorney                                                 Investment Review,
Age 56                                                                                              Audit
----------------------------------------------------------------------------------------------------------------------

Arne H. Carlson          Board member      Chair, RiverSource and           None                    Board Governance,
901 S. Marquette Ave.    since 1/5/99      Threadneedle funds, 1999-2006;                           Compliance,
Minneapolis, MN 55402                      former Governor of Minnesota                             Contracts,
Age 76                                                                                              Executive,
                                                                                                    Investment Review
----------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton        Board member      President, Springboard-Partners  None                    Distribution,
901 S. Marquette Ave.    since 7/11/07     in Cross Cultural Leadership                             Investment Review,
Minneapolis, MN 55402                      (consulting company)                                     Audit
Age 55
----------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn        Board member      Trustee Professor of Economics   None                    Board Governance,
901 S. Marquette Ave.    since 11/1/04     and Management, Bentley                                  Contracts,
Minneapolis, MN 55402                      University; former Dean,                                 Investment Review
Age 59                                     McCallum Graduate School of
                                           Business, Bentley University
----------------------------------------------------------------------------------------------------------------------

Anne P. Jones            Board member      Attorney and Consultant          None                    Board Governance,
901 S. Marquette Ave.    since 3/1/85                                                               Compliance,
Minneapolis, MN 55402                                                                               Executive,
Age 75                                                                                              Investment Review,
                                                                                                    Audit
----------------------------------------------------------------------------------------------------------------------

Jeffrey Laikind, CFA     Board member      Former Managing Director,        American Progressive    Distribution,
901 S. Marquette Ave.    since 11/1/05     Shikiar Asset Management         Insurance; Hapoalim     Executive,
Minneapolis, MN 55402                                                       Securities USA, Inc.    Investment Review,
Age 74                                                                                              Audit
----------------------------------------------------------------------------------------------------------------------

Stephen R. Lewis, Jr.    Chair of the      President Emeritus and           Valmont Industries,     Board Governance,
901 S. Marquette Ave.    Board since       Professor of Economics,          Inc. (manufactures      Compliance,
Minneapolis, MN 55402    1/1/07, Board     Carleton College                 irrigation systems)     Contracts,
Age 71                   member since                                                               Executive,
                         1/1/02                                                                     Investment Review
----------------------------------------------------------------------------------------------------------------------

John F. Maher            Board member      Retired President and Chief      None                    Distribution,
901 S. Marquette Ave.    since 12/10/08    Executive Officer and former                             Investment Review,
Minneapolis, MN 55402                      Director, Great Western                                  Audit
Age 67                                     Financial Corporation
                                           (financial services), 1986-1997
----------------------------------------------------------------------------------------------------------------------

Catherine James Paglia   Board member      Director, Enterprise Asset       None                    Board Governance,
901 S. Marquette Ave.    since 11/1/04     Management, Inc. (private real                           Compliance,
Minneapolis, MN 55402                      estate and asset management                              Contracts,
Age 58                                     company)                                                 Executive,
                                                                                                    Investment Review

----------------------------------------------------------------------------------------------------------------------


Statement of Additional Information, Columbia Short-Term Cash Fund - Sept. 27,
2010                                                                     Page 32

                           POSITION HELD
                          WITH FUNDS AND                                     OTHER PRESENT OR PAST
                             LENGTH OF           PRINCIPAL OCCUPATION            DIRECTORSHIPS           COMMITTEE
   NAME, ADDRESS, AGE         SERVICE           DURING PAST FIVE YEARS       (WITHIN PAST 5 YEARS)      MEMBERSHIPS
----------------------------------------------------------------------------------------------------------------------
Leroy C. Richie          Board member      Counsel, Lewis & Munday, P.C.    Digital Ally, Inc.      Contracts,
901 S. Marquette Ave.    since 11/11/08    since 2004; former Vice          (digital imaging);      Distribution,
Minneapolis, MN 55402                      President and General Counsel,   Infinity, Inc. (oil     Investment Review
Age 69                                     Automotive Legal Affairs,        and gas exploration
                                           Chrysler Corporation             and production); OGE
                                                                            Energy Corp. (energy
                                                                            and energy services)
----------------------------------------------------------------------------------------------------------------------

Alison Taunton-Rigby     Board member      Chief Executive Officer and      Idera Pharmaceuticals,  Contracts,
901 S. Marquette Ave.    since 11/13/02    Director, RiboNovix, Inc. since  Inc. (biotechnology);   Distribution,
Minneapolis, MN 55402                      2003 (biotechnology); former     Healthways, Inc.        Executive,
Age 66                                     President, Aquila                (health management      Investment Review
                                           Biopharmaceuticals               programs)
----------------------------------------------------------------------------------------------------------------------



BOARD MEMBER AFFILIATED WITH THE INVESTMENT MANAGER*

                                                                                                OTHER PRESENT OR
                                    POSITION HELD                                                     PAST
                                   WITH FUNDS AND                                                DIRECTORSHIPS
                                      LENGTH OF               PRINCIPAL OCCUPATION               (WITHIN PAST 5      COMMITTEE
       NAME, ADDRESS, AGE              SERVICE               DURING PAST FIVE YEARS                  YEARS)         MEMBERSHIPS
--------------------------------------------------------------------------------------------------------------------------------
William F. Truscott               Board member      Chairman of the Board, Columbia           None                 None
53600 Ameriprise Financial        since 11/7/01,    Management Investment Advisers, LLC
Center Minneapolis, MN 55474 Age  Vice President    (formerly RiverSource Investments, LLC)
50                                since 2002        since May 2010 (previously President,
                                                    Chairman of the Board and Chief
                                                    Investment Officer, 2001-April 2010);
                                                    Chief Executive Officer, U.S. Asset
                                                    Management & President, Annuities,
                                                    Ameriprise Financial, Inc. since May
                                                    2010 (previously President - U.S. Asset
                                                    Management and Chief Investment Officer,
                                                    2005-April 2010 and Senior Vice
                                                    President - Chief Investment Officer,
                                                    2001-2005); Director, President and
                                                    Chief Executive Officer, Ameriprise
                                                    Certificate Company since 2006;
                                                    Director, Columbia Management Investment
                                                    Distributors, Inc. (formerly RiverSource
                                                    Fund Distributors, Inc.)  since May 2010
                                                    (previously Chairman of the Board and
                                                    Chief Executive Officer, 2008-April
                                                    2010; Chairman of the Board and Chief
                                                    Executive Officer, RiverSource
                                                    Distributors, Inc. since 2006;
--------------------------------------------------------------------------------------------------------------------------------



    * Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.


Statement of Additional Information, Columbia Short-Term Cash Fund - Sept. 27,
2010                                                                     Page 33

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the fund's other officers are:

                             TABLE 4. FUND OFFICERS

                                    POSITION HELD
                                   WITH FUNDS AND
                                      LENGTH OF                  PRINCIPAL OCCUPATION
       NAME, ADDRESS, AGE              SERVICE                  DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------
J. Kevin Connaughton              President since   Senior Vice President and General
One Financial Center              5/1/10            Manager - Mutual Fund Products, Columbia
Boston, MA 02111                                    Management Investment Advisers, LLC since May
Age 46                                              2010; Managing Director of Columbia Management
                                                    Advisors, LLC, December 2004-April 2010;
                                                    Senior Vice President and Chief Financial
                                                    Officer, Columbia Funds, June 2008-January
                                                    2009; Treasurer, Columbia Funds, October 2003-
                                                    May 2008; Treasurer, the Liberty Funds, Stein
                                                    Roe Funds and Liberty All-Star Funds, December
                                                    2000-December 2006; Senior Vice
                                                    President - Columbia Management Advisors, LLC,
                                                    April 2003-December 2004; President, Columbia
                                                    Funds, Liberty Funds and Stein Roe Funds,
                                                    February 2004-October 2004
--------------------------------------------------------------------------------------------------


Amy K. Johnson                    Vice President    Senior Vice President and Chief Operating
5228 Ameriprise Financial Center  since 12/5/06     Officer, Columbia Management Investment
Minneapolis, MN 55474                               Advisers, LLC (formerly RiverSource
Age 45                                              Investments, LLC) since May 2010 (previously
                                                    Chief Administrative Officer, 2009-April 2010
                                                    and Vice President - Asset Management and
                                                    Trust Company Services, 2006-2009 and Vice
                                                    President - Operations and Compliance, 2004-
                                                    2006); Director of Product
                                                    Development - Mutual Funds, Ameriprise
                                                    Financial, Inc., 2001-2004
--------------------------------------------------------------------------------------------------


Jeffrey P. Fox                    Treasurer since   Vice President, Columbia Management Investment
105 Ameriprise Financial Center   7/10/02           Advisers, LLC (formerly RiverSource
Minneapolis, MN 55474                               Investments, LLC) since May 2010; Chief
Age 55                                              Financial Officer, Columbia Management
                                                    Investment Distributors, Inc. (formerly
                                                    RiverSource Fund Distributors, Inc.) and of
                                                    Seligman Data Corp. since 2008; Vice
                                                    President - Investment Accounting, Ameriprise
                                                    Financial, Inc. since 2002; Chief Financial
                                                    Officer, RiverSource Distributors, Inc. since
                                                    2006
--------------------------------------------------------------------------------------------------


Scott R. Plummer                  Vice President,   Chief Legal Officer and Assistant Secretary,
5228 Ameriprise Financial Center  General Counsel   Columbia Management Investment Advisers, LLC
Minneapolis, MN 55474             and Secretary     (formerly RiverSource Investments, LLC) since
Age 51                            since 12/5/06     June 2005; Vice President and Lead Chief
                                                    Counsel - Asset Management, Ameriprise
                                                    Financial, Inc. since May 2010 (previously
                                                    Vice President and Chief Counsel - Asset
                                                    Management, 2005-April 2010 and Vice
                                                    President - Asset Management Compliance, 2004-
                                                    2005); Vice President, Chief Counsel and
                                                    Assistant Secretary, Columbia Management
                                                    Investment Distributors, Inc. (formerly
                                                    RiverSource Fund Distributors, Inc.) since
                                                    2008; Vice President, General Counsel and
                                                    Secretary, Ameriprise Certificate Company
                                                    since 2005; Chief Counsel, RiverSource
                                                    Distributors, Inc. since 2006; Senior Vice
                                                    President and Chief Compliance Officer,
                                                    USBancorp Asset Management, 2002-2004
--------------------------------------------------------------------------------------------------


Mike Jones                        Vice President    Director and President, Columbia Management
100 Federal Street                since 5/1/10      Investment Advisers, LLC since May 2010;
Boston, MN 02110                                    President and Director, Columbia Management
Age 51                                              Investment Distributors, Inc. since May 2010;
                                                    Manager, Chairman, Chief Executive Officer and
                                                    President, Columbia Management Advisors, LLC,
                                                    2007-April 2010; Chief Executive Officer,
                                                    President and Director, Columbia Management
                                                    Distributors, Inc., 2006-April 2010; former
                                                    Co-President and Senior Managing Director,
                                                    Robeco Investment Management

--------------------------------------------------------------------------------------------------


Statement of Additional Information, Columbia Short-Term Cash Fund - Sept. 27,
2010                                                                     Page 34

                                    POSITION HELD
                                   WITH FUNDS AND
                                      LENGTH OF                  PRINCIPAL OCCUPATION
       NAME, ADDRESS, AGE              SERVICE                  DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------

Colin Moore                       Vice President    Director and Chief Investment Officer,
One Financial Center              since 5/1/10      Columbia Management Investment Advisers, LLC
Boston, MA 02111                                    since May 2010; Manager, Managing Director and
Age 52                                              Chief Investment Officer, Columbia Management
                                                    Advisors, LLC, 2007-April 2010; Head of
                                                    Equities, Columbia Management Advisors, LLC,
                                                    2002-Sept. 2007
--------------------------------------------------------------------------------------------------


Linda Wondrack                    Chief Compliance  Vice President and Chief Compliance Officer,
One Financial Center              Officer since     Columbia Management Investment Advisers, LLC
Boston, MA 02111                  5/1/10            since May 2010; Director (Columbia Management
Age 46                                              Group, LLC and Investment Product Group
                                                    Compliance), Bank of America, June 2005-April
                                                    2010; Director of Corporate Compliance and
                                                    Conflicts Officer, MFS Investment Management
                                                    (investment management), August 2004-May 2005
--------------------------------------------------------------------------------------------------


Neysa M. Alecu                    Money Laundering  Vice President - Compliance, Ameriprise
2934 Ameriprise Financial Center  Prevention        Financial, Inc. since 2008; Anti-Money
Minneapolis, MN 55474             Officer since     Laundering Officer and Identity Theft
Age 46                            11/9/05 and       Prevention Officer, Columbia Management
                                  Identity Theft    Investment Distributors, Inc. (formerly
                                  Prevention        RiverSource Fund Distributors, Inc.) since
                                  Officer since     2008; Anti-Money Laundering Officer,
                                  2008              Ameriprise Financial, Inc. since 2005;
                                                    Compliance Director, Ameriprise Financial,
                                                    Inc., 2004-2008
--------------------------------------------------------------------------------------------------


RESPONSIBILITIES OF BOARD WITH RESPECT TO FUND MANAGEMENT
The Board is chaired by an Independent Director who has significant additional responsibilities compared to the other Board members, including, among other things: setting the agenda for Board meetings, communicating and meeting regularly with Board members between Board and committee meetings on fund-related matters with the funds' Chief Compliance Officer, counsel to the Independent Directors, and representatives of the funds' service providers and overseeing Board Services. The Board initially approves an Investment Management Services Agreement and other contracts with the investment manager and its affiliates, and other service providers. Once the contracts are approved, the Board monitors the level and quality of services including commitments of service providers to achieve expected levels of investment performance and shareholder services. In addition, the Board oversees that processes are in place to assure compliance with applicable rules, regulations and investment policies and addresses possible conflicts of interest. Annually, the Board evaluates the services received under the contracts by receiving reports covering investment performance, shareholder services, marketing, and the investment manager's profitability in order to determine whether to continue existing contracts or negotiate new contracts. The Board also oversees fund risks, primarily through the functions (described below) performed by the Investment Review Committee, the Audit Committee and the Compliance Committee.

COMMITTEES OF THE BOARD
The Board has organized the following standing committees to facilitate its work: Board Governance Committee, Compliance Committee, Contracts Committee, Distribution Committee, Executive Committee, Investment Review Committee and Audit Committee. These Committees are comprised solely of Independent Directors (persons who are not "interested persons" of the fund as that term is defined in the 1940 Act. The table above describing each Director also includes their respective committee memberships. The duties of these committees are described below.

Mr. Lewis, as Chair of the Board, acts as a point of contact between the Independent Directors and the investment manager between Board meetings in respect of general matters.

BOARD GOVERNANCE COMMITTEE -- Recommends to the Board the size, structure and composition of the Board and its committees; the compensation to be paid to members of the Board; and a process for evaluating the Board's performance. The committee also reviews candidates for Board membership including candidates recommended by shareholders. The committee also makes recommendations to the Board regarding responsibilities and duties of the Board, oversees proxy voting and supports the work of the Board Chair in relation to furthering the interests of the Funds and their shareholders on external matters.

To be considered as a candidate for director, recommendations must include a curriculum vitae and be mailed to the Chair of the Board, 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402-3268. To be timely for consideration by the committee, the submission, including all required information, must be submitted in writing not less than 120 days before the

Statement of Additional Information, Columbia Short-Term Cash Fund - Sept. 27,
2010                                                                     Page 35
date of the proxy statement for the previous year's annual meeting of shareholders, if such a meeting is held. The committee will consider only one candidate submitted by such a shareholder or group for nomination for election at a meeting of shareholders. The committee will not consider self-nominated candidates or candidates nominated by members of a candidate's family, including such candidate's spouse, children, parents, uncles, aunts, grandparents, nieces and nephews.

The committee will consider and evaluate candidates submitted by the nominating shareholder or group on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. The committee may take into account a wide variety of factors in considering director candidates, including (but not limited to): (i) the candidate's knowledge in matters relating to the investment company industry; (ii) any experience possessed by the candidate as a director or senior officer of other public or private companies; (iii) the candidate's educational background; (iv) the candidate's reputation for high ethical standards and personal and professional integrity;
(v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board's existing mix of skills and qualifications; (vi) the candidate's perceived ability to contribute to the ongoing functions of the Board, including the candidate's ability and commitment to attend meetings regularly, work collaboratively with other members of the Board and carry out his or her duties in the best interests of the fund; (vii) the candidate's ability to qualify as an independent director; and (viii) such other criteria as the committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.

Members of the committee (and/or the Board) also meet personally with each nominee to evaluate the candidate's ability to work effectively with other members of the Board, while also exercising independent judgment. Although the Board does not have a formal diversity policy, the Board endeavors to comprise itself of members with a broad mix of professional and personal backgrounds. Thus, the committee and the Board accorded particular weight to the individual professional background of each Independent Director, as encapsulated in their bios included in Table 3.

The Board believes that the funds are well-served by a Board, the membership of which consists of persons that represent a broad mix of professional and personal backgrounds. In considering nominations, the Committee takes the following matrix into account in assessing how a candidate's professional background would fit into the mix of experiences represented by the then-current Board.

-----------------------------------------------------------------------------------------------------------------------------
                                                                 PROFESSIONAL BACKGROUND
                           --------------------------------------------------------------------------------------------------
                                                                                                                     AUDIT
                            FOR PROFIT;  NON-PROFIT;                                                              COMMITTEE;
                              CIO/CFO;   GOVERNMENT;                LEGAL;                         DISTRIBUTION;   FINANCIAL
 NAME           GEOGRAPHIC    CEO/COO        CEO      INVESTMENT  REGULATORY  POLITICAL  ACADEMIC    MARKETING       EXPERT
-----------------------------------------------------------------------------------------------------------------------------
Blatz               MN                        X                        X          X
-----------------------------------------------------------------------------------------------------------------------------
Carlson             MN                        X                                   X
-----------------------------------------------------------------------------------------------------------------------------
Carlton             NY                                     X           X                                               X
-----------------------------------------------------------------------------------------------------------------------------
Flynn               MA                                                                       X
-----------------------------------------------------------------------------------------------------------------------------
Jones               MD                                                 X                                               X
-----------------------------------------------------------------------------------------------------------------------------
Laikind             NY           X                         X                                             X             X
-----------------------------------------------------------------------------------------------------------------------------
Lewis               MN                        X                                              X
-----------------------------------------------------------------------------------------------------------------------------
Maher               CT           X                         X                                                           X
-----------------------------------------------------------------------------------------------------------------------------
Paglia              NY           X                         X                                                           X
-----------------------------------------------------------------------------------------------------------------------------
Richie              MI           X                                     X
-----------------------------------------------------------------------------------------------------------------------------
Taunton-Rigby       MA           X                         X                                                           X
-----------------------------------------------------------------------------------------------------------------------------



With respect to the directorship of Mr. Truscott, who is not an Independent Director, the committee and the Board have concluded that having a senior member of the investment manager serve on the Board can facilitate the Independent Directors' increased access to information regarding the funds' investment manager, which is the funds' most significant service provider. The committee held 5 meetings during the last fiscal year.



COMPLIANCE COMMITTEE -- Supports the Funds' maintenance of a strong compliance program by providing a forum for independent Board members to consider compliance matters impacting the Funds or their key service providers; developing and implementing, in coordination with the Funds' Chief Compliance Officer (CCO), a process for the review and consideration of compliance reports that are provided to the Boards; and providing a designated forum for the Funds' CCO to meet with independent Board members on a regular basis to discuss compliance matters. The committee held 5 meetings during the last fiscal year.



CONTRACTS COMMITTEE -- Reviews and oversees the contractual relationships with service providers. Receives and analyzes reports covering the level and quality of services provided under contracts with the fund and advises the Board regarding actions taken on these contracts during the annual review process. The committee held 6 meetings during the last fiscal year.



Statement of Additional Information, Columbia Short-Term Cash Fund - Sept. 27,
2010                                                                     Page 36

DISTRIBUTION COMMITTEE -- Reviews and supports product development, marketing, sales activity and practices related to the funds and will report to the Board as appropriate. The committee held 2 meetings during the last fiscal year.



EXECUTIVE COMMITTEE -- Acts for the Board between meetings of the Board. The committee did not hold any meetings during the last fiscal year.



INVESTMENT REVIEW COMMITTEE -- Reviews and oversees the management of the Funds' assets. Considers investment management policies and strategies; investment performance; risk management techniques; and securities trading practices and reports areas of concern to the Board. The committee held 5 meetings during the last fiscal year.



AUDIT COMMITTEE -- Oversees the accounting and financial reporting processes of the Funds and internal controls over financial reporting. Oversees the quality and integrity of the Funds' financial statements and independent audits as well as the Funds' compliance with legal and regulatory requirements relating to the Funds' accounting and financial reporting, internal controls over financial reporting and independent audits. The committee also makes recommendations regarding the selection of the Funds' independent auditor and reviews and evaluates the qualifications, independence and performance of the auditor. The committee oversees the funds' risks by, among other things, meeting with the funds' internal auditors, establishing procedures for the confidential, anonymous submission by employees of concerns about accounting or audit matters, and overseeing the funds' Disclosure Controls and Procedures. The committee held 6 meetings during the last fiscal year.


BOARD MEMBER HOLDINGS

ALL FUNDS. This table shows the aggregate dollar range of equity securities beneficially owned on Dec. 31, 2009 of all funds overseen by the Board member. None of the Board members hold shares of Columbia Short-Term Cash Fund.

                   TABLE 5. BOARD MEMBER HOLDINGS -- ALL FUNDS

Based on net asset values as of Dec. 31, 2009

                                                  AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES
BOARD MEMBER                                         OF ALL FUNDS OVERSEEN BY BOARD MEMBER
----------------------------------------------------------------------------------------------
Kathleen Blatz                                                      Over $100,000
----------------------------------------------------------------------------------------------
Arne H. Carlson                                                     Over $100,000
----------------------------------------------------------------------------------------------
Pamela G. Carlton                                                   Over $100,000*
----------------------------------------------------------------------------------------------
Patricia M. Flynn                                             $50,000 -- $100,000*
----------------------------------------------------------------------------------------------
Anne P. Jones                                                       Over $100,000
----------------------------------------------------------------------------------------------
Jeffrey Laikind                                                     Over $100,000
----------------------------------------------------------------------------------------------
Stephen R. Lewis, Jr.                                               Over $100,000*
----------------------------------------------------------------------------------------------
John F. Maher                                                       Over $100,000*
----------------------------------------------------------------------------------------------
Catherine James Paglia                                              Over $100,000*
----------------------------------------------------------------------------------------------
Leroy C. Richie                                                     Over $100,000
----------------------------------------------------------------------------------------------
Alison Taunton-Rigby                                                Over $100,000
----------------------------------------------------------------------------------------------
William F. Truscott                                                 Over $100,000
----------------------------------------------------------------------------------------------


* Includes deferred compensation invested in share equivalents.

COMPENSATION OF BOARD MEMBERS

The fund does not pay additional compensation to the Board members for attending meetings. Compensation is paid directly by the RiverSource, Seligman and Threadneedle funds that invest in this fund.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


Columbia Management, its affiliates and the funds in the Family of Funds are the record holders of all outstanding shares of Columbia Short-Term Cash Fund.



Statement of Additional Information, Columbia Short-Term Cash Fund - Sept. 27,
2010                                                                     Page 37

INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as Legacy RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the 1940 Act. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the "District Court"). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the "Eighth Circuit") on Aug. 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the "Supreme Court"), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Directors.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements contained in the fund's Annual Report were audited by the independent registered public accounting firm, Ernst & Young LLP, 200 South 6th Street, Suite 1400, Minneapolis, MN 55402. The independent registered public accounting firm also provides other accounting and tax-related services as requested by the fund.


Statement of Additional Information, Columbia Short-Term Cash Fund - Sept. 27,
2010                                                                     Page 38

                                                                      APPENDIX A

                             DESCRIPTION OF RATINGS

STANDARD & POOR'S LONG-TERM DEBT RATINGS
A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of such information or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:

   - Likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

   - Nature of and provisions of the obligation.

   - Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

INVESTMENT GRADE
Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

SPECULATIVE GRADE
Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB rating.

Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category also is used for debt subordinated to senior debt that is assigned an actual or implied B or B rating.

Debt rated CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. Debt rated C typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.



Statement of Additional Information, Columbia Short-Term Cash Fund - Sept. 29,
2009                                                                    Page A-1

The rating CI is reserved for income bonds on which no interest is being paid.

Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

MOODY'S LONG-TERM DEBT RATINGS
Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than in Aaa securities.

A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa - Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds that are rated Ba are judged to have speculative elements - their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds that are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

FITCH'S LONG-TERM DEBT RATINGS
Fitch's bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue in a timely manner. The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Fitch ratings are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature of taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

INVESTMENT GRADE
AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.



Statement of Additional Information, Columbia Short-Term Cash Fund - Sept. 29,
2009                                                                    Page A-2

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

SPECULATIVE GRADE
BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C:Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

SHORT-TERM RATINGS

STANDARD & POOR'S COMMERCIAL PAPER RATINGS
A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with doubtful capacity for payment.

D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

STANDARD & POOR'S MUNI BOND AND NOTE RATINGS
An S&P municipal bond or note rating reflects the liquidity factors and market-access risks unique to these instruments. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.



Statement of Additional Information, Columbia Short-Term Cash Fund - Sept. 29,
2009                                                                    Page A-3

Note rating symbols and definitions are as follows:

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

Municipal bond rating symbols and definitions are as follows:

Standard & Poor's rating SP-1 indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

Standard & Poor's rating SP-2 indicates satisfactory capacity to pay principal and interest.

Standard & Poor's rating SP-3 indicates speculative capacity to pay principal and interest.

MOODY'S SHORT-TERM RATINGS
Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: (i) leading market positions in well-established industries, (ii) high rates of return on funds employed, (iii) conservative capitalization structure with moderate reliance on debt and ample asset protection, (iv) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (v) well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

MOODY'S SHORT-TERM MUNI BONDS AND NOTES
Short-term municipal bonds and notes are rated by Moody's. The ratings reflect the liquidity concerns and market access risks unique to notes.

Moody's MIG 1/VMIG 1 indicates the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

Moody's MIG 2/VMIG 2 indicates high quality. Margins of protection are ample although not so large as in the preceding group.

Moody's MIG 3/VMIG 3 indicates favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Moody's MIG 4/VMIG 4 indicates adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

FITCH'S SHORT-TERM RATINGS
Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. The


Statement of Additional Information, Columbia Short-Term Cash Fund - Sept. 29,
2009                                                                    Page A-4
short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

Fitch short-term ratings are as follows:

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S: Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D: Default. Issues assigned this rating are in actual or imminent payment default.

                                                              S-6283-20 F (9/10)



Statement of Additional Information, Columbia Short-Term Cash Fund - Sept. 29,
2009                                                                    Page A-5

PORTFOLIO OF INVESTMENTS -------------------------------------------------------

JULY 31, 2010
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES


U.S. GOVERNMENT AGENCIES (36.3%)
                                                       AMOUNT
                                   EFFECTIVE         PAYABLE AT
ISSUER                               YIELD            MATURITY               VALUE(a)


Federal Home Loan Bank Discount Notes
 08-04-10                            0.150%         $101,800,000(e)      $101,797,964
 08-06-10                            0.150            50,000,000(e)        49,998,542
 08-13-10                            0.120            35,000,000(e)        34,998,357
 06-21-11                            0.750            30,000,000(e)        30,000,000
Federal Home Loan Mortgage Corp. Discount Notes
 08-04-10                            0.150            67,000,000           66,998,660
 08-10-10                            0.380            35,000,000(b)        35,000,000
Federal National Mortgage Association Discount Notes
 08-02-10                            0.070           100,000,000(e)        99,999,444
U.S. Treasury Bills
 08-05-10                            0.070            40,000,000(e)        39,999,556
 08-19-10                            0.100            25,000,000(e)        24,998,654
 08-26-10                            0.150           150,000,000(e)       149,983,678
 09-09-10                            0.140           200,000,000(e)       199,967,778
 09-16-10                            0.150           100,000,000(e)        99,979,633
 09-23-10                            0.160           150,000,000(e)       149,964,563
-------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCIES
(Cost: $1,083,686,829)                                                 $1,083,686,829
-------------------------------------------------------------------------------------



U.S. GOVERNMENT-INSURED DEBT (18.1%)
                                                       AMOUNT
                                   EFFECTIVE         PAYABLE AT
ISSUER                               YIELD            MATURITY               VALUE(a)

Straight-A Funding LLC
 U.S. Treasury Government Guaranty(d)
 08-09-10                            0.370%          $50,000,000(c)       $49,995,000
 08-10-10                            0.310            47,500,000(c)        47,495,514
 08-11-10                            0.290            25,000,000(c)        24,997,632
 08-18-10                            0.230            25,000,000(c)        24,997,000
 08-20-10                            0.230            64,026,000(c)        64,017,463
 09-02-10                            0.410            60,175,000(c)        60,151,833
 09-08-10                            0.410            50,000,000(c)        49,977,792
 09-21-10                            0.310            30,100,000(c)        30,086,522
 09-21-10                            0.340            50,000,000(c)        49,975,444
 09-22-10                            0.280            26,262,000           26,251,174
 09-22-10                            0.320            30,000,000(c)        29,985,867
 10-05-10                            0.340            26,000,000(c)        25,983,793
 10-06-10                            0.330            30,000,000(c)        29,981,575
 10-12-10                            0.350            24,645,000(c)        24,627,509
-------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT-INSURED DEBT
(Cost: $538,524,118)                                                     $538,524,118
-------------------------------------------------------------------------------------



CERTIFICATES OF DEPOSIT (6.2%)
                                                       AMOUNT
                                   EFFECTIVE         PAYABLE AT
ISSUER                               YIELD            MATURITY               VALUE(a)
Citibank NA
 08-02-10                            0.210%          $91,900,000          $91,900,000
Royal Bank of Canada
 08-02-10                            0.180            92,000,000           92,000,000
-------------------------------------------------------------------------------------
TOTAL CERTIFICATES OF DEPOSIT
(Cost: $183,900,000)                                                     $183,900,000
-------------------------------------------------------------------------------------



COMMERCIAL PAPER (31.8%)
                                                       AMOUNT
                                   EFFECTIVE         PAYABLE AT
ISSUER                               YIELD            MATURITY               VALUE(a)
ASSET-BACKED (19.8%)
Amsterdam Funding Corp.
 08-02-10                            0.300%          $50,000,000          $49,998,750
Argento Variable Funding Co. LLC
 08-02-10                            0.210            30,000,000           29,999,483
Bryant Park Funding LLC
 08-09-10                            0.280            32,677,000           32,674,468
 08-16-10                            0.290            50,000,000           49,993,333
Falcon Asset Securitization Co. LLC
 08-11-10                            0.260            50,000,000           49,995,722


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                          COLUMBIA SHORT-TERM CASH FUND -- 2010 ANNUAL REPORT  5

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

COMMERCIAL PAPER (CONTINUED)
                                                       AMOUNT
                                   EFFECTIVE         PAYABLE AT
ISSUER                               YIELD            MATURITY               VALUE(a)
ASSET-BACKED (CONT.)
FCAR Owner Trust Series I
 08-16-10                            0.290%          $45,000,000          $44,994,000
 08-17-10                            0.340            30,000,000           29,995,042
 08-18-10                            0.310            25,000,000           24,996,000
Regency Markets No. 1 LLC
 08-12-10                            0.330            49,409,000(c)        49,403,236
Salisbury Receivables Co. LLC
 08-03-10                            0.320            50,000,000(c)        49,998,250
 08-30-10                            0.260            45,000,000(c)        44,989,875
Sheffield Receivables Corp.
 08-16-10                            0.380            45,000,000(c)        44,992,000
Thunder Bay Funding LLC
 08-16-10                            0.270            37,142,000           37,137,378
Windmill Funding Corp.
 08-23-10                            0.460            50,000,000           49,984,985
                                                                      ---------------
Total                                                                     589,152,522
-------------------------------------------------------------------------------------

BANKING (6.7%)
Barclays US Funding LLC
 09-14-10                            0.360            50,000,000           49,977,500
HSBC USA Inc.
 08-13-10                            0.240            50,000,000           49,995,486
 08-27-10                            0.230            50,000,000           49,991,000
Westpac Banking Corp.
 08-30-10                            0.300            50,000,000           49,987,083
                                                                      ---------------
Total                                                                     199,951,069
-------------------------------------------------------------------------------------

LIFE INSURANCE (5.3%)
MetLife Short Term Funding LLC
 08-12-10                            0.330            45,000,000           44,994,749
 08-20-10                            0.320            34,000,000(c)        33,993,767
 09-10-10                            0.350            20,000,000           19,992,028
New York Life Capital Corp.
 09-07-10                            0.310            44,133,000(c)        44,118,559
 09-13-10                            0.300            15,000,000(c)        14,994,500
                                                                      ---------------
Total                                                                     158,093,603
-------------------------------------------------------------------------------------
TOTAL COMMERCIAL PAPER
(Cost: $947,197,194)                                                     $947,197,194
-------------------------------------------------------------------------------------



REPURCHASE AGREEMENTS (7.7%)
                                   EFFECTIVE         PRINCIPAL
ISSUER                               YIELD             AMOUNT                VALUE(a)
Barclays Bank PLC
 dated 07-30-10, matures 08-02-10, repurchase price $140,002,450 (collateralized by:
 U.S. Treasury total market value $140,000,041)
                                     2.375%         $140,000,000         $140,000,000
Morgan Stanley & Co.
 dated 07-30-10, matures 08-02-10, repurchase price $90,001,425 (collateralized by:
 U.S. Treasury Inflation-Indexed Bonds total market value $90,000,110)
                                     2.375            90,000,000           90,000,000
-------------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENTS
(Cost: $230,000,000)                                                     $230,000,000
-------------------------------------------------------------------------------------



INVESTMENTS OF CASH COLLATERAL RECEIVED
FOR SECURITIES ON LOAN (26.1%)
                                                       AMOUNT
                                   EFFECTIVE         PAYABLE AT
ISSUER                               YIELD            MATURITY               VALUE(a)
ASSET-BACKED COMMERCIAL PAPER (5.2%)
Amsterdam Funding Corp.
 08-16-10                            0.450%          $16,988,100          $16,988,100
Antalis US Funding Corp.
 08-17-10                            0.380            10,856,676           10,856,676
 10-12-10                            0.571             4,993,033            4,993,033
Argento Variable Funding Company LLC
 08-12-10                            0.370             9,996,917            9,996,917
Cancara Asset Securitisation LLC
 08-12-10                            0.330               999,734              999,734
Grampian Funding LLC
 08-09-10                            0.370             4,998,304            4,998,304
LMA Americas LLC
 08-23-10                            0.360             8,997,480            8,997,480
Regency Markets No. 1 LLC
 08-09-10                            0.360             9,996,700            9,996,700
Rheingold Securitization
 10-15-10                            0.621            14,979,075           14,979,075
 10-25-10                            0.621             5,188,855            5,188,855
Royal Park Investments Funding Corp.
 09-22-10                            0.601            14,978,500           14,978,500
 10-06-10                            0.551             1,997,250            1,997,250
Tempo Financial Holdings Corp.
 08-04-10                            0.350             9,999,125            9,999,125


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
6  COLUMBIA SHORT-TERM CASH FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

INVESTMENTS OF CASH COLLATERAL RECEIVED
FOR SECURITIES ON LOAN (CONTINUED)
                                                       AMOUNT
                                   EFFECTIVE         PAYABLE AT
ISSUER                               YIELD            MATURITY               VALUE(a)
ASSET-BACKED COMMERCIAL PAPER (CONT.)
Thames Asset Global Securities
 09-20-10                            0.551%          $19,971,278          $19,971,278
Versailles Commercial Paper LLC
 09-17-10                            0.551             9,990,375            9,990,375
Windmill Funding Corp.
 09-20-10                            0.551             9,985,639            9,985,639
                                                                      ---------------
Total                                                                     154,917,041
-------------------------------------------------------------------------------------

CERTIFICATES OF DEPOSIT (12.3%)
Banco Popular Caisse d'Epargne
 09-24-10                            0.670             9,982,907            9,982,907
Bank of Tokyo Securities
 10-14-10                            0.550            14,978,946           14,978,946
Banque et Caisse d'Epargne de l'Etat
 08-16-10                            0.400             4,998,223            4,998,223
Barclays Bank PLC
 08-31-10                            0.421            20,000,000           20,000,000
BNP Paribas
 10-15-10                            0.411            16,000,000           16,000,000
BRED Banque Populaire
 09-08-10                            0.600             9,989,677            9,989,677
Credit Agricole
 10-12-10                            0.413            21,000,000           21,000,000
Credit Industrial et Commercial
 08-02-10                            0.460             4,000,000            4,000,000
 08-18-10                            0.680            12,500,000           12,500,000
Deutsche Bank AG
 12-06-10                            0.527            15,000,000           15,000,000
Dexia Credit Local
 08-06-10                            0.650             9,000,077            9,000,077
DZ Bank AG
 08-09-10                            0.470            15,000,000           15,000,000
KBC Bank NV
 08-06-10                            0.450            25,000,000           25,000,000
Landesbank Hessen Thuringen
 08-10-10                            0.440             9,995,968            9,995,968
Lloyds Bank PLC
 10-14-10                            0.520             5,500,000            5,500,000
Macquarie Bank Ltd.
 08-03-10                            0.400            14,998,833           14,998,833
N.V. Bank Nederlandse Gemeenten
 09-13-10                            0.380            10,000,000           10,000,000
Natixis
 09-29-10                            0.490             9,991,568            9,991,568
Norinchukin Bank
 08-25-10                            0.550            10,000,000           10,000,000
 09-21-10                            0.560            20,000,264           20,000,264
 09-28-10                            0.570             5,000,000            5,000,000
 10-12-10                            0.575             5,000,066            5,000,066
NyKredit Bank
 08-06-10                            0.460            10,000,000           10,000,000
Overseas Chinese Banking Corp.
 08-06-10                            0.420             1,500,000            1,500,000
 09-21-10                            0.590            10,000,000           10,000,000
 09-29-10                            0.590            10,000,000           10,000,000
Rabobank Group
 10-27-10                            0.377             7,000,000            7,000,000
 11-03-10                            0.407            15,000,000           15,000,000
Royal Bank of Scotland
 08-09-10                            0.320             5,001,072            5,001,072
Societe Generale
 09-01-10                            0.655            20,000,000           20,000,000
Union Bank of Switzerland
 10-18-10                            0.455             6,000,000            6,000,000
Westpac Banking Corp.
 11-04-10                            0.387            15,000,000           15,000,000
                                                                      ---------------
Total                                                                     367,437,601
-------------------------------------------------------------------------------------


COMMERCIAL PAPER (1.2%)
State Development Bank of NorthRhine-Westphalia
 10-15-10                            0.491             9,987,342            9,987,342
Toyota Motor Credit Corp.
 08-23-10                            0.531            24,964,299           24,964,299
                                                                      ---------------
Total                                                                      34,951,641
-------------------------------------------------------------------------------------



                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                          COLUMBIA SHORT-TERM CASH FUND -- 2010 ANNUAL REPORT  7

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

INVESTMENTS OF CASH COLLATERAL RECEIVED
FOR SECURITIES ON LOAN (CONTINUED)
                                   EFFECTIVE         PRINCIPAL
ISSUER                               YIELD             AMOUNT                VALUE(a)

REPURCHASE AGREEMENTS (7.4%)(f)
Barclays Capital, Inc.
 dated 03-22-10, matures 08-30-10,
 repurchase price
 $5,001,981                          0.460%           $5,000,000           $5,000,000
Barclays Capital, Inc.
 dated 07-30-10, matures 08-02-10,
 repurchase price
 $5,000,129                          0.310             5,000,000            5,000,000
Cantor Fitzgerald & Co.
 dated 07-30-10, matures 08-02-10,
 repurchase price
 $54,001,335                         0.230            54,000,300           54,000,300
Citigroup Global Markets, Inc.
 dated 07-30-10, matures 08-02-10,
 repurchase price
 $22,500,413                         0.220            22,500,000           22,500,000
Mizuho Securities USA, Inc.
 dated 07-30-10, matures 08-02-10,
 repurchase price
 $5,000,100                          0.240             5,000,000            5,000,000
Morgan Stanley
 dated 01-21-10, matures 08-30-10,
 repurchase price
 $25,009,903                         0.460            25,000,000           25,000,000
Morgan Stanley
 dated 02-22-10, matures 08-23-10,
 repurchase price
 $20,007,067                         0.530            20,000,000           20,000,000
Morgan Stanley
 dated 02-23-10, matures 08-23-10,
 repurchase price
 $15,005,300                         0.530            15,000,000           15,000,000
Pershing LLC
 dated 07-30-10, matures 08-02-10,
 repurchase price
 $45,001,163                         0.310            45,000,000           45,000,000
RBS Securities, Inc.
 dated 07-30-10, matures 08-02-10,
 repurchase price
 $4,000,120                          0.360             4,000,000            4,000,000
RBS Securities, Inc.
 dated 04-01-10, matures 09-03-10,
 repurchase price
 $15,006,708                         0.460            15,000,000           15,000,000
UBS Securities LLC
 dated 07-30-10, matures 08-02-10,
 repurchase price
 $4,375,094                          0.210             4,375,017            4,375,017
                                                                      ---------------
Total                                                                     219,875,317
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS OF CASH COLLATERAL
  RECEIVED FOR SECURITIES ON LOAN
(Cost: $777,181,600)                                                     $777,181,600
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $3,760,489,741)(g)                                              $3,760,489,741
=====================================================================================




NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using policies described in Note 2 to the financial statements.

(b) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on July 31, 2010. The maturity date disclosed represents the final maturity. For purposes of Rule 2a-7, maturity is the later of the next put or interest rate reset date.


--------------------------------------------------------------------------------
8  COLUMBIA SHORT-TERM CASH FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

(c) Represents a security sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2010, the value of these securities amounted to $794,763,131 or 26.65% of net assets.

(d) Funding for this debt is provided by the Federal Financing Bank, which is funded by the U.S. Department of the Treasury.

(e) At July 31, 2010, security was partially or fully on loan. See Note 4 to the financial statements.

(f) The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The market value of securities held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

BARCLAYS CAPITAL, INC. (0.460%)

SECURITY DESCRIPTION                             VALUE(a)
-----------------------------------------------------------
Banc of America Commercial Mortgage Inc            $645,360
Bear Stearns Commercial Mortgage Securities         352,577
Credit Suisse Mortgage Capital Certificates         540,777
Granite Master Issuer PLC                         1,573,366
JP Morgan Chase Commercial Mortgage
  Securities Corp                                   269,551
LB Commercial Conduit Mortgage Trust                421,173
Merrill Lynch Mortgage Trust                        264,792
Paragon Mortgages PLC                               812,939
Wachovia Bank Commercial Mortgage Trust             369,465
-----------------------------------------------------------
Total market value of collateral securities      $5,250,000
-----------------------------------------------------------


BARCLAYS CAPITAL, INC. (0.310%)

SECURITY DESCRIPTION                             VALUE(a)
-----------------------------------------------------------
Rabobank Nederland                               $5,250,000
-----------------------------------------------------------
Total market value of collateral securities      $5,250,000
-----------------------------------------------------------


CANTOR FITZGERALD & CO. (0.230%)

SECURITY DESCRIPTION                             VALUE(a)
-----------------------------------------------------------
Fannie Mae Discount Notes                            $1,224
Fannie Mae Grantor Trust                             11,107
Fannie Mae Interest Strip                           610,740


--------------------------------------------------------------------------------
                          COLUMBIA SHORT-TERM CASH FUND -- 2010 ANNUAL REPORT  9

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

NOTES TO PORTFOLIO OF
INVESTMENTS (CONTINUED)



CANTOR FITZGERALD & CO. (0.230%) (CONTINUED)

SECURITY DESCRIPTION                             VALUE(a)
-----------------------------------------------------------
Fannie Mae Pool                                  $5,701,362
Fannie Mae Principal Strip                           51,970
Fannie Mae REMICS                                 4,529,796
Fannie Mae Whole Loan                                   726
Federal Farm Credit Bank                          1,165,953
Federal Home Loan Bank Discount Notes             1,198,927
Federal Home Loan Banks                           8,674,501
Federal Home Loan Mortgage Corp                     744,374
Federal National Mortgage Association             1,976,016
FHLMC Structured Pass Through Securities          1,686,410
Freddie Mac Coupon Strips                             3,932
Freddie Mac Discount Notes                          287,886
Freddie Mac Non Gold Pool                         2,505,720
Freddie Mac Reference REMIC                          43,420
Freddie Mac REMICS                                2,720,345
Freddie Mac Strips                                  364,596
Ginnie Mae I Pool                                 3,616,076
Ginnie Mae II Pool                                3,198,370
Government National Mortgage Association          1,075,538
United States Treasury Bill                      11,600,832
United States Treasury Inflation Indexed
  Bonds                                             462,551
United States Treasury Strip Coupon               2,698,026
United States Treasury Strip Principal              149,909
-----------------------------------------------------------
Total market value of collateral securities     $55,080,307
-----------------------------------------------------------


CITIGROUP GLOBAL MARKETS, INC. (0.220%)

SECURITY DESCRIPTION                             VALUE(a)
-----------------------------------------------------------
Fannie Mae REMICS                                $8,081,287
Freddie Mac Reference REMIC                         776,537
Freddie Mac REMICS                               10,894,571
Government National Mortgage Association          3,197,605
-----------------------------------------------------------
Total market value of collateral securities     $22,950,000
-----------------------------------------------------------


MIZUHO SECURITIES USA, INC. (0.240%)

SECURITY DESCRIPTION                             VALUE(a)
-----------------------------------------------------------
Fannie Mae Pool                                  $1,817,879
Fannie Mae REMICS                                 1,256,032
Freddie Mac Gold Pool                               661,756
Freddie Mac Non Gold Pool                            27,902
Freddie Mac REMICS                                  836,003


--------------------------------------------------------------------------------
10  COLUMBIA SHORT-TERM CASH FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

NOTES TO PORTFOLIO OF
INVESTMENTS (CONTINUED)



MIZUHO SECURITIES USA, INC. (0.240%)
(CONTINUED)

SECURITY DESCRIPTION                             VALUE(a)
-----------------------------------------------------------
Ginnie Mae I Pool                                  $499,964
Ginnie Mae II Pool                                      464
-----------------------------------------------------------
Total market value of collateral securities      $5,100,000
-----------------------------------------------------------


MORGAN STANLEY (0.460%)

SECURITY DESCRIPTION                             VALUE(a)
-----------------------------------------------------------
Amstel Funding Corp                              $4,410,181
Argento Variable Fund                             3,628,824
Atlantis One Funding Corp                         2,940,177
Landesbank Hsn-Thurny                             2,940,494
LMA LMA Americas                                  3,388,022
Romulus Funding Corp                              3,767,279
Scaldis Capital Ltd/LLC                           4,098,633
Shell International Finance B.V                   1,076,390
-----------------------------------------------------------
Total market value of collateral securities     $26,250,000
-----------------------------------------------------------


MORGAN STANLEY (0.530%)

SECURITY DESCRIPTION                             VALUE(a)
-----------------------------------------------------------
Banc of America Large Loan Inc                     $404,124
Bear Stearns Commercial Mortgage Securities          93,414
Citigroup Commercial Mortgage Trust                 651,599
Citigroup/Deutsche Bank Commercial Mortgage
  Trust                                             725,118
Commercial Mortgage Pass Through Certificates       819,204
Credit Suisse Mortgage Capital Certificates         742,908
Credit Suisse/Morgan Stanley Commercial
  Mortgage Certificate                              172,951
Federal National Mortgage Association               390,966
GE Capital Commercial Mortgage Corp                  21,706
Ginnie Mae I Pool                                 1,026,234
Ginnie Mae II Pool                                4,153,793
Greenwich Capital Commercial Funding Corp            37,989
GS Mortgage Securities Corp II                    1,544,183
JP Morgan Chase Commercial Mortgage
  Securities Corp                                   751,057
LB-UBS Commercial Mortgage Trust                  1,295,484
Merrill Lynch Floating Trust                        219,198
Merrill Lynch Mortgage Trust                        593,156
Morgan Stanley Capital I                          1,090,757
Morgan Stanley Dean Witter Capital I                  3,307
United States Treasury Note/Bond                  2,221,391
Wachovia Bank Commercial Mortgage Trust           3,812,273
-----------------------------------------------------------
Total market value of collateral securities     $20,770,812
-----------------------------------------------------------




--------------------------------------------------------------------------------
                         COLUMBIA SHORT-TERM CASH FUND -- 2010 ANNUAL REPORT  11

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

NOTES TO PORTFOLIO OF
INVESTMENTS (CONTINUED)



MORGAN STANLEY (0.530%)

SECURITY DESCRIPTION                             VALUE(a)
-----------------------------------------------------------
Banc of America Large Loan Inc                     $303,093
Bear Stearns Commercial Mortgage Securities          70,061
Citigroup Commercial Mortgage Trust                 488,699
Citigroup/Deutsche Bank Commercial Mortgage
  Trust                                             543,839
Commercial Mortgage Pass Through Certificates       614,403
Credit Suisse Mortgage Capital Certificates         557,181
Credit Suisse/Morgan Stanley Commercial
  Mortgage Certificate                              129,713
Federal National Mortgage Association               293,225
GE Capital Commercial Mortgage Corp                  16,279
Ginnie Mae I Pool                                   769,676
Ginnie Mae II Pool                                3,115,345
Greenwich Capital Commercial Funding Corp            28,492
GS Mortgage Securities Corp II                    1,158,137
JP Morgan Chase Commercial Mortgage
  Securities Corp                                   563,292
LB-UBS Commercial Mortgage Trust                    971,613
Merrill Lynch Floating Trust                        164,398
Merrill Lynch Mortgage Trust                        444,867
Morgan Stanley Capital I                            818,068
Morgan Stanley Dean Witter Capital I                  2,480
United States Treasury Note/Bond                  1,666,043
Wachovia Bank Commercial Mortgage Trust           2,859,205
-----------------------------------------------------------
Total market value of collateral securities     $15,578,109
-----------------------------------------------------------


PERSHING LLC (0.310%)

SECURITY DESCRIPTION                             VALUE(a)
-----------------------------------------------------------
Fannie Mae Benchmark REMIC                         $116,820
Fannie Mae Pool                                  18,536,391
Fannie Mae REMICS                                 1,750,710
Federal Farm Credit Bank                            157,797
Federal Home Loan Banks                             478,487
Federal Home Loan Mortgage Corp                      31,096
Federal National Mortgage Association                 3,043
Freddie Mac Gold Pool                             4,985,140
Freddie Mac Non Gold Pool                           556,976
Freddie Mac REMICS                                1,616,092
Ginnie Mae I Pool                                 1,009,778
Ginnie Mae II Pool                                2,030,640
Government National Mortgage Association            526,057
United States Treasury Inflation Indexed
  Bonds                                             924,907
United States Treasury Note/Bond                  9,575,322


--------------------------------------------------------------------------------
12  COLUMBIA SHORT-TERM CASH FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

NOTES TO PORTFOLIO OF
INVESTMENTS (CONTINUED)



PERSHING LLC (0.310%) (CONTINUED)

SECURITY DESCRIPTION                             VALUE(a)
-----------------------------------------------------------
United States Treasury Strip Coupon              $1,312,809
United States Treasury Strip Principal            2,287,935
-----------------------------------------------------------
Total market value of collateral securities     $45,900,000
-----------------------------------------------------------


RBS SECURITIES, INC. (0.360%)

SECURITY DESCRIPTION                             VALUE(a)
-----------------------------------------------------------
Accredited Mortgage Loan Trust                      $45,895
American Express Credit Account Master Trust         20,525
American Express Issuance Trust                       3,201
AmeriCredit Automobile Receivables Trust              1,260
Ameriquest Mortgage Securities Inc                  308,401
Avery Point CLO Ltd                                  15,263
BA Credit Card Trust                                180,148
Banc of America Commercial Mortgage Inc              92,200
Bank of America Auto Trust                          269,800
Bear Stearns Asset Backed Securities Trust           36,217
Capital Auto Receivables Asset Trust                  2,428
Capital One Multi-Asset Execution Trust              48,112
Capital One Prime Auto Receivables Trust             18,479
CarMax Auto Owner Trust                              22,517
Chase Issuance Trust                                  1,435
Citibank Credit Card Issuance Trust                 158,450
Citigroup Commercial Mortgage Trust                  64,712
Citigroup/Deutsche Bank Commercial Mortgage
  Trust                                                 583
CNH Equipment Trust                                   4,508
Commercial Mortgage Pass Through Certificates        20,999
Countrywide Asset-Backed Certificates               178,780
Credit-Based Asset Servicing and
  Securitization LLC                                150,040
First Franklin Mortgage Loan Asset Backed
  Certificates                                      157,910
Ford Credit Auto Owner Trust                          3,037
Franklin Auto Trust                                   2,156
Goal Capital Funding Trust                           24,992
Goldman Sachs Specialty Lending CLO-I Ltd           134,980
Greenwich Capital Commercial Funding Corp           298,738
GS Mortgage Securities Corp II                      411,883
Household Automotive Trust                            1,312
John Deere Owner Trust                                2,424
JP Morgan Chase Commercial Mortgage
  Securities Corp                                     7,811
Keycorp Student Loan Trust                           28,829
Marriott Vacation Club Owner Trust                   26,657
Massachusetts Educational Financing Authority        64,853
Morgan Stanley Capital I                              6,118
Nelnet Student Loan Trust                           480,058


--------------------------------------------------------------------------------
                         COLUMBIA SHORT-TERM CASH FUND -- 2010 ANNUAL REPORT  13

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

NOTES TO PORTFOLIO OF
INVESTMENTS (CONTINUED)



RBS SECURITIES, INC. (0.360%) (CONTINUED)

SECURITY DESCRIPTION                             VALUE(a)
-----------------------------------------------------------
Nissan Auto Lease Trust                             $11,232
Nissan Auto Receivables Owner Trust                  11,463
Nordstrom Private Label Credit Card Master
  Note Trust                                         15,490
Peco Energy Transition Trust                          4,968
SLM Student Loan Trust                              202,944
SMS Student Loan Trust                                3,258
Terwin Mortgage Trust                               102,709
Volkswagen Auto Lease Trust                         331,212
Wachovia Bank Commercial Mortgage Trust              17,040
Wachovia Student Loan Trust                          37,735
World Omni Auto Receivables Trust                   166,306
-----------------------------------------------------------
Total market value of collateral securities      $4,200,068
-----------------------------------------------------------


RBS SECURITIES, INC. (0.460%)

SECURITY DESCRIPTION                             VALUE(a)
-----------------------------------------------------------
280 Funding Corp                                   $642,146
AH Mortgage Advance Trust                           232,098
American Home Mortgage Investment Trust             347,642
Banc of America Commercial Mortgage Inc             459,839
Banc of America Large Loan Inc                      909,415
Bear Stearns Commercial Mortgage Securities         326,822
Bella Vista Mortgage Trust                           16,002
CC Mortgage Funding Corp                             97,191
Commercial Mortgage Pass Through Certificates        17,252
Countrywide Home Loan Mortgage Pass Through
  Trust                                              42,193
Credit Suisse First Boston Mortgage
  Securities Corp                                   219,760
Credit Suisse Mortgage Capital Certificates         303,413
First Horizon Alternative Mortgage Securities        18,200
First Republic Mortgage Loan Trust                  351,275
Ford Credit Floorplan Master Owner Trust            619,650
GE Dealer Floorplan Master Note Trust                60,093
Greenwich Capital Commercial Funding Corp           438,418
GS Mortgage Securities Corp II                      656,253
Harborview Mortgage Loan Trust                       66,120
Harley-Davidson Motorcycle Trust                     40,874
JP Morgan Chase Commercial Mortgage
  Securities Corp                                 1,400,412
LB-UBS Commercial Mortgage Trust                  1,308,920
Leafs CDO I Ltd                                     348,703
MLCC Mortgage Investors Inc                           1,769
Morgan Stanley Capital I                            647,343
MortgageIT Trust                                     30,776
Oak Hill Credit Partners                             33,223


--------------------------------------------------------------------------------
14  COLUMBIA SHORT-TERM CASH FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

NOTES TO PORTFOLIO OF
INVESTMENTS (CONTINUED)



RBS SECURITIES, INC. (0.460%) (CONTINUED)

SECURITY DESCRIPTION                             VALUE(a)
-----------------------------------------------------------
Sequoia Mortgage Trust                               $2,075
Wachovia Bank Commercial Mortgage Trust           5,526,892
WaMu Mortgage Pass Through Certificates             559,853
Wells Fargo Mortgage Backed Securities Trust         25,409
-----------------------------------------------------------
Total market value of collateral securities     $15,750,031
-----------------------------------------------------------


UBS SECURITIES LLC (0.210%)

SECURITY DESCRIPTION                             VALUE(a)
-----------------------------------------------------------
Fannie Mae Interest Strip                          $994,273
Fannie Mae Principal Strip                          189,921
Federal Farm Credit Bank                            526,840
Federal Home Loan Mortgage Corp                   1,866,772
Freddie Mac Strips                                  884,723
-----------------------------------------------------------
Total market value of collateral securities      $4,462,529
-----------------------------------------------------------



(g) Also represents the cost of securities for federal income tax purposes at July 31, 2010.



--------------------------------------------------------------------------------
                         COLUMBIA SHORT-TERM CASH FUND -- 2010 ANNUAL REPORT  15

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

FAIR VALUE MEASUREMENTS


Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

     - Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

     - Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

     - Level 3 -- Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Short-term securities are valued using amortized cost, as permitted under Rule 2a-7 of the Investment Company Act of 1940, as amended. Generally, amortized cost approximates the current fair value of these securities, but because the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as

--------------------------------------------------------------------------------
16  COLUMBIA SHORT-TERM CASH FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of July 31, 2010:

                                                FAIR VALUE AT JULY 31, 2010
                           --------------------------------------------------------------------
                                LEVEL 1            LEVEL 2
                             QUOTED PRICES          OTHER           LEVEL 3
                               IN ACTIVE         SIGNIFICANT      SIGNIFICANT
                              MARKETS FOR        OBSERVABLE      UNOBSERVABLE
DESCRIPTION(a)             IDENTICAL ASSETS       INPUTS(b)         INPUTS            TOTAL
-----------------------------------------------------------------------------------------------
Short-Term Securities
  U.S. Government
    Agencies                      $--          $1,083,686,829         $--        $1,083,686,829
  U.S. Government-
    Insured Debt                   --             538,524,118          --           538,524,118
  Certificates of
    Deposit                        --             183,900,000          --           183,900,000
  Commercial Paper                 --             947,197,194          --           947,197,194
  Repurchase Agreements            --             230,000,000          --           230,000,000
-----------------------------------------------------------------------------------------------
Total Short-Term
  Securities                       --           2,983,308,141          --         2,983,308,141
-----------------------------------------------------------------------------------------------
Other
  Investments of Cash
    Collateral Received
    for Securities on
    Loan                           --             777,181,600          --           777,181,600
-----------------------------------------------------------------------------------------------
Total Other                        --             777,181,600          --           777,181,600
-----------------------------------------------------------------------------------------------
Total                             $--          $3,760,489,741         $--        $3,760,489,741
-----------------------------------------------------------------------------------------------


(a) See the Portfolio of Investments for all investment classifications not indicated in the table.

(b) There were no significant transfers between Levels 1 and 2 during the period.


HOW TO FIND INFORMATION ABOUT THE FUND'S QUARTERLY PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.



--------------------------------------------------------------------------------
                         COLUMBIA SHORT-TERM CASH FUND -- 2010 ANNUAL REPORT  17

STATEMENT OF ASSETS AND LIABILITIES --------------------------------------------
JULY 31, 2010


ASSETS
Investments, at value*
  Securities (identified cost $2,753,308,141)                      $2,753,308,141
  Repurchase agreements (identified cost $230,000,000)                230,000,000
Investments of cash collateral received for securities on loan
  Short-term securities (identified cost $557,306,283)                557,306,283
  Repurchase agreements (identified cost $219,875,317)                219,875,317
---------------------------------------------------------------------------------
Total investments (identified cost $3,760,489,741)                  3,760,489,741
Cash                                                                       86,925
Accrued interest receivable                                                92,590
---------------------------------------------------------------------------------
Total assets                                                        3,760,669,256
---------------------------------------------------------------------------------
LIABILITIES
Dividends payable to shareholders                                         775,512
Payable upon return of securities loaned                              777,181,600
Other accrued expenses                                                     46,406
---------------------------------------------------------------------------------
Total liabilities                                                     778,003,518
---------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                 $2,982,665,738
---------------------------------------------------------------------------------

REPRESENTED BY
Capital stock -- $.01 par value                                    $   29,826,804
Additional paid-in capital                                          2,952,853,636
Undistributed net investment income                                         2,611
Accumulated net realized gain (loss)                                      (17,313)
---------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
  capital stock                                                    $2,982,665,738
---------------------------------------------------------------------------------
Shares outstanding                                                  2,982,680,440
---------------------------------------------------------------------------------
Net asset value per share of outstanding capital stock             $         1.00
---------------------------------------------------------------------------------
*Value of securities on loan                                       $  829,579,510
---------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
18  COLUMBIA SHORT-TERM CASH FUND -- 2010 ANNUAL REPORT

STATEMENT OF OPERATIONS --------------------------------------------------------


YEAR ENDED JULY 31, 2010
INVESTMENT INCOME
Income:
Interest                                                           $6,035,167
Income from securities lending -- net                                 806,986
-----------------------------------------------------------------------------
Total income                                                        6,842,153
-----------------------------------------------------------------------------
Expenses:
Custodian fees                                                         44,758
Shareholder reports and communications                                 11,058
Professional fees                                                      28,135
Professional organization membership dues                               6,427
Commitment fees for bank credit facility                               23,234
-----------------------------------------------------------------------------
Total expenses                                                        113,612
-----------------------------------------------------------------------------
Investment income (loss) -- net                                     6,728,541
-----------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on security transactions                       4,822
-----------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $6,733,363
-----------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                         COLUMBIA SHORT-TERM CASH FUND -- 2010 ANNUAL REPORT  19

STATEMENTS OF CHANGES IN NET ASSETS --------------------------------------------


YEAR ENDED JULY 31,                                                       2010              2009
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                               $      6,728,541  $     26,871,635
Net realized gain (loss) on security transactions                        4,822       (39,140,572)
Increase from payments by affiliate (Note 6)                                --        39,122,218
------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                         6,733,363        26,853,281
------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income                                             (6,726,386)      (26,871,179)
------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS AT CONSTANT $1 NET ASSET VALUE
Proceeds from sales                                             25,537,736,980    16,234,642,143
Reinvestment of distributions at net asset value                     6,588,211        26,941,738
Payments for redemptions                                       (25,552,156,517)  (16,490,996,879)
------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
  transactions                                                      (7,831,326)     (229,412,998)
------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                             (7,824,349)     (229,430,896)
Net assets at beginning of year                                  2,990,490,087     3,219,920,983
------------------------------------------------------------------------------------------------
Net assets at end of year                                     $  2,982,665,738  $  2,990,490,087
------------------------------------------------------------------------------------------------
Undistributed net investment income                           $          2,611  $            456
------------------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
20  COLUMBIA SHORT-TERM CASH FUND -- 2010 ANNUAL REPORT

FINANCIAL HIGHLIGHTS  ----------------------------------------------------------

The following table is intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share held for the periods shown. Total returns assume reinvestment of all dividends and distributions. Total returns are not annualized for periods of less than one year.

                                                               YEAR ENDED JULY 31,
                                                   -------------------------------------------
PER SHARE DATA                                      2010        2009        2008       2007(a)
Net asset value, beginning of period                $1.00       $1.00       $1.00        $1.00
----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .00(b)     .009         .04          .04
Net gains (losses) (both realized and
 unrealized)                                          .00(b)    (.011)         --           --
Increase from payments by affiliate                    --        .011          --           --
----------------------------------------------------------------------------------------------
Total from investment operations                      .00(b)     .009         .04          .04
----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.00)(b)   (.009)       (.04)        (.04)
----------------------------------------------------------------------------------------------
Net asset value, end of period                      $1.00       $1.00       $1.00        $1.00
----------------------------------------------------------------------------------------------
TOTAL RETURN                                         .25%        .92%(c)    4.07%        4.66%
----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
Total expenses                                       .00%(d)     .01%        .01%         .01%(e)
----------------------------------------------------------------------------------------------
Net investment income (loss)                         .23%       1.02%       3.93%        5.37%(e)
----------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)            $2,983      $2,990      $3,220       $3,229
----------------------------------------------------------------------------------------------


NOTES TO FINANCIAL HIGHLIGHTS
(a) For the period from Sept. 26, 2006 (when shares became available) to July 31, 2007.
(b) Rounds to less than $0.01 per share.
(c) During the year ended July 31, 2009, the Fund received payments by an affiliate. Had the Fund not received these payments, the total return would have been lower by 1.14%.
(d) Rounds to less than 0.01%.
(e) Annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                         COLUMBIA SHORT-TERM CASH FUND -- 2010 ANNUAL REPORT  21

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. ORGANIZATION

Columbia Short-Term Cash Fund (the Fund) (formerly known as RiverSource Short-Term Cash Fund) is a series of RiverSource Short Term Investments Series, Inc. (the Corporation) and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Corporation has 100 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Corporation's Board of Directors (the Board). The Fund invests primarily in money market instruments.

Investments in the Fund may be made only by investment companies, common or commingled trust funds or similar organizations or persons that are accredited investors within the meaning of the Securities Act of 1933 (as amended). At July 31, 2010, affiliated funds owned 100% of the Fund's outstanding shares.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
Securities in the Fund are valued utilizing the amortized cost valuation method permitted in accordance with Rule 2a-7 under the 1940 Act provided certain conditions are met, including that the Board continues to believe that the amortized cost valuation method fairly reflects the market-based net asset value per share of the Fund. This method involves valuing a portfolio security initially at its cost and thereafter assuming a constant accretion or amortization to maturity of any discount or premium, respectively. The Board has established procedures intended to stabilize the Fund's net asset value for purposes of sales and redemptions at $1.00 per share. These procedures include determinations, at such intervals as the Board deems appropriate and reasonable in light of current market conditions, of the extent, if any, to which the Fund's market-based net asset value deviates from $1.00 per share. In the event such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, should be initiated.

REPURCHASE AGREEMENTS
The Fund may enter into repurchase agreements. Generally, securities received as collateral subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an

--------------------------------------------------------------------------------
22  COLUMBIA SHORT-TERM CASH FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The market value of securities held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income (which includes net short-term capital gains) to shareholders. No provision for income or excise taxes is thus required. The Fund is treated as a separate entity for federal income tax purposes.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all tax returns filed for the last three years.

DIVIDENDS TO SHAREHOLDERS
Dividends from net investment income, declared daily and payable monthly, are reinvested in additional shares of the Fund at net asset value or payable in cash.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Interest income, including amortization of premium and discount, is recognized daily.

3. EXPENSES

INVESTMENT MANAGEMENT SERVICES
Under the Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (formerly known as RiverSource Investments, LLC) (the Investment Manager), subject to the policies set by the Board, provides investment management services. The Fund does not pay the Investment Manager a fee for services, but it does pay taxes, brokerage commissions and nonadvisory expenses.


--------------------------------------------------------------------------------
                         COLUMBIA SHORT-TERM CASH FUND -- 2010 ANNUAL REPORT  23

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

COMPENSATION OF BOARD MEMBERS
The Fund does not pay compensation to the board members. Compensation and certain other core expenses are paid directly by other funds managed by the Investment Manager that invest in this Fund.

4. LENDING OF PORTFOLIO SECURITIES

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At July 31, 2010, securities valued at $829,579,510 were on loan, secured by U.S. government securities valued at $59,642,198 and by cash collateral of $777,181,600 invested in short-term securities or in cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income of $806,986 earned from securities lending for the year ended July 31, 2010 is included in the Statement of Operations. The Fund also continues to earn interest and dividends on the securities loaned.


--------------------------------------------------------------------------------
24  COLUMBIA SHORT-TERM CASH FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


5. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 15, 2009, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $300 million. The borrowers shall have the right, upon written notice to the Administrative Agent to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $500 million. Participation in such increase by any existing lender shall be at such lender's sole discretion. Interest is charged to each Fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum, in addition to an upfront fee equal to its pro rata share of 0.04% of the amount of the credit facility. Prior to Oct. 15, 2009, the credit facility agreement, which was a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permitted collective borrowings up to $475 million. Interest was charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.75%. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum, in addition to an upfront fee equal to its pro rata share of 0.02% of the amount of the credit facility. The Fund had no borrowings during the year ended July 31, 2010.

6. PAYMENTS BY AFFILIATE

On Sept. 15, 2008, Lehman Brothers Holdings Inc. (Lehman Brothers) filed a Chapter 11 bankruptcy petition. At that time, the Fund owned $50 million in medium term commercial paper issued by Lehman Brothers (the Lehman Notes). The value of the Lehman Notes declined following Lehman Brothers filing of its bankruptcy petition. From Sept. 16, 2008 through Sept. 30, 2008, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of the Investment Manager, purchased the total $50 million par of the Lehman Notes from the Fund for cash at a price equal to amortized cost plus accrued interest in accordance with Rule 17a-9 of the 1940 Act. The amount shown in the Fund's

--------------------------------------------------------------------------------
                         COLUMBIA SHORT-TERM CASH FUND -- 2010 ANNUAL REPORT  25

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


Statement of Changes in Net Assets as payments by affiliate is equal to the difference between the fair value of the Lehman Notes at purchase date and the cash received from Ameriprise Financial.

7. FEDERAL TAX INFORMATION

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

The tax character of distributions paid for the periods indicated was as follows:

YEAR ENDED JULY 31,                         2010         2009
----------------------------------------------------------------
Distributions paid from:
  Ordinary income                        $6,726,386  $26,871,179
  Long-term capital gain                         --           --


At July 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income.....................  $778,123
Undistributed accumulated long-term gain..........  $     --
Accumulated realized loss.........................  $(17,313)
Unrealized appreciation (depreciation)............  $     --


For federal income tax purposes, the Fund had a capital loss carry-over of $17,313 at July 31, 2010, that if not offset by capital gains will expire in 2017.

For the year ended July 31, 2010, $4,822 of capital loss carry-over was utilized and/or expired unused. It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires. There is no assurance that the Fund will be able to utilize all of its capital loss carry-over before it expires.

8. SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through the date of issuance of the Fund's financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Fund's financial statements.


--------------------------------------------------------------------------------
26  COLUMBIA SHORT-TERM CASH FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


9. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as legacy RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC

--------------------------------------------------------------------------------
                         COLUMBIA SHORT-TERM CASH FUND -- 2010 ANNUAL REPORT  27

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
28  COLUMBIA SHORT-TERM CASH FUND -- 2010 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM  -----------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
COLUMBIA SHORT-TERM CASH FUND:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Short-Term Cash Fund (the Fund) (formerly RiverSource Short-Term Cash Fund) of the RiverSource Short Term Investment Series, Inc., as of July 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods shown therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2010, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.


--------------------------------------------------------------------------------
                         COLUMBIA SHORT-TERM CASH FUND -- 2010 ANNUAL REPORT  29

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (continued)  -----------

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Columbia Short-Term Cash Fund of the RiverSource Short Term Investment Series, Inc. at July 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods shown therein, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
September 20, 2010


--------------------------------------------------------------------------------
30  COLUMBIA SHORT-TERM CASH FUND -- 2010 ANNUAL REPORT

PART C. OTHER INFORMATION

Item 28. Exhibits

(a)(1) Articles of Incorporation, as amended Oct. 17, 1988, filed electronically on or about June 27, 2006 as Exhibit (a)(1) to Registrant's Registration Statement are incorporated by reference.

(a)(2) Articles of Amendment, dated June 16, 1999, filed electronically on or about June 27, 2006 as Exhibit (a)(2) to Registrant's Registration Statement are incorporated by reference.

(a)(3) Articles of Amendment, dated Nov. 14, 2002, filed electronically on or about June 27, 2006 as Exhibit (a)(3) to Registrant's Registration Statement are incorporated by reference.

(a)(4) Articles of Amendment, dated April 10, 2006, filed electronically on or about June 27, 2006 as Exhibit (a)(4) to Registrant's Registration Statement are incorporated by reference.

(a)(5) Articles of Amendment, dated April 21, 2006, filed electronically on or about June 27, 2006 as Exhibit (a)(5) to Registrant's Registration Statement are incorporated by reference.

(a)(6) Certificate of Designation, dated April 20, 2006, filed electronically on or about Sept. 26, 2007 as Exhibit (a)(6) to Registrant's Registration Statement Amendment No. 2 is incorporated by reference.

(b) By-laws of RiverSource Short Term Investments Series, Inc., as amended April 21, 2006, filed electronically on or about June 27, 2006 as Exhibit (b) to Registrant's Registration Statement are incorporated by reference.

(c)      Instruments Defining Rights of Security Holders: Not Applicable.

(d) Investment Management Services Agreement, dated Jan. 12, 2006, between Registrant and RiverSource Investments, LLC, now known as Columbia Management Investment Advisers, LLC, filed electronically on or about June 27, 2006 as Exhibit (d) to Registrant's Registration Statement is incorporated by reference.

(e) Distribution Agreement, effective Nov. 7, 2008, amended and restated April 6, 2010, between Registrant and RiverSource Fund Distributors, Inc., now known as Columbia Management Investment Distributors, Inc., filed electronically on or about May 27, 2010 as Exhibit (e)(1) to RiverSource Strategy Series, Inc. Post-Effective Amendment No. 58 to Registration Statement No. 2-89288 is incorporated by reference.

(f) Deferred Compensation Plan, amended and restated Jan. 1, 2009, filed electronically on or about Jan. 27, 2009 as Exhibit (f) to RiverSource Equity Series, Inc. Post-Effective Amendment No. 105 to Registration Statement No. 2-13188 is incorporated by reference.

(g) Form of Master Global Custody Agreement with JPMorgan Chase Bank, N.A. filed electronically on or about Dec. 23, 2008 as Exhibit (g) to RiverSource International Managers Series, Inc. Post-Effective Amendment No. 18 to Registration Statement No. 333-64010 is incorporated by reference.

(h)(1) Administrative Services Agreement, dated Oct. 1, 2005, amended and restated April 6, 2010, between Registrant and Ameriprise Financial, Inc. filed electronically on or about April 29, 2010 as Exhibit (h)(1) to RiverSource Series Trust Post-Effective Amendment No. 10 to Registration Statement No. 333-131683 is incorporated by reference.

(h)(2) Transfer Agency Agreement, dated Oct. 1, 2005, amended and restated April 6, 2010, between Registrant and RiverSource Service Corporation, now known as Columbia Management Investment Services Corp., filed electronically on or April 29, 2010 as Exhibit (h)(2) to RiverSource Series Trust Post-Effective Amendment No. 10 to Registration Statement No. 333-131683 is incorporated by reference.

(h)(3) License Agreement, effective May 1, 2006, amended and restated as of Nov. 12, 2008, between Ameriprise Financial, Inc. and RiverSource and Seligman funds filed electronically on or about Feb. 27, 2009 as Exhibit (h)(4) to RiverSource Variable Series Trust Post-Effective Amendment No. 4 to Registration Statement No. 333-146374 is incorporated by reference.

(i) Opinion and consent of counsel: Omitted pursuant to Form N-1A instructions.

(j)      Consent of Independent Registered Public Accounting Firm
         (Ernst & Young LLP) is filed electronically herewith.

(k) Omitted Financial Statements: Omitted pursuant to Form N-1A instructions.

(l)      Initial Capital Agreement: Not Applicable.

(m)      Rule 12b-1 Plan: Not Applicable.

(n)      Rule 18f - 3(d) Plan: Not Applicable.

(o)      Reserved.

(p)(1) Code of Ethics adopted under Rule 17j-1 for Registrant filed electronically on or about Feb. 27, 2009 as Exhibit (p)(1) to RiverSource Variable Series Trust Post-Effective Amendment No. 4 to Registration Statement No. 333-146374 is incorporated by reference.

(p)(2) Code of Ethics adopted under Rule 17j-1 for Registrant's investment adviser and principal underwriter, dated May 1, 2010, filed electronically on or about May 27, 2010 as Exhibit (p)(2) to RiverSource Strategy Series, Inc. Post-Effective Amendment No. 58 to Registration Statement No. 2-89288 is incorporated by reference.

Item 29. Persons Controlled by or Under Common Control with the Registrant:

     Columbia Management Investment Advisers, LLC (the investment manager or Columbia Management), formerly RiverSource Investments, LLC, as sponsor of the Columbia, RiverSource, Seligman and Threadneedle funds (the Fund Family), may make initial capital investments in funds in the Fund Family (seed accounts). Columbia Management also serves as investment manager of certain funds-of-funds in the Fund Family that invest primarily in shares of affiliated funds (the "underlying funds"). Columbia Management does not make initial capital investments or invest in underlying funds for the purpose of exercising control. However, since these ownership interests may be significant, in excess of 25%, such that Columbia Management may be deemed to control certain funds in the Fund Family, procedures have been put in place to assure that public shareholders determine the outcome of all actions taken at shareholder meetings. Specifically, Columbia Management (which votes proxies for the seed accounts) and the Boards of Directors or Trustees of the affiliated funds-of-funds (which votes proxies for the affiliated funds-of-funds) vote on each proposal in the same proportion that other shareholders vote on the proposal.

Item 30. Indemnification

The Articles of Incorporation of the Registrant provide that the Registrant shall indemnify any person who was or is a party or is threatened to be made a party, by reason of the fact that she or he is or was a director/trustee, officer, employee or agent of the Registrant, or is or was serving at the request of the

Registrant as a director/trustee, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise, to any threatened, pending or completed action, suit or proceeding, wherever brought, and the Registrant may purchase liability insurance and advance legal expenses, all to the fullest extent permitted by the laws of the State of Minnesota, as now existing or hereafter amended. The By-laws of the Registrant provide that present or former directors/trustees or officers of the Registrant made or threatened to be made a party to or involved (including as a witness) in an actual or threatened action, suit or proceeding shall be indemnified by the Registrant to the full extent authorized by the Minnesota Business Corporation Act, all as more fully set forth in the By-laws filed as an exhibit to this registration statement.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors/trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director/trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director/trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Any indemnification hereunder shall not be exclusive of any other rights of indemnification to which the directors/trustees, officers, employees or agents might otherwise be entitled. No indemnification shall be made in violation of the Investment Company Act of 1940.

Item 31. Business and Other Connections of the Investment Adviser

To the knowledge of the Registrant, none of the directors/trustees or officers of Columbia Management, the Registrant's investment adviser, except as set forth below, are or have been, at any time during the Registrant's past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature.

(a) Columbia Management, a wholly owned subsidiary of Ameriprise Financial, Inc., performs investment advisory services for the Registrant and certain other clients. Information regarding the business of Columbia Management and the directors/trustees and principal officers of Columbia Management is also included in the Form ADV filed by Columbia Management (formerly, RiverSource Investments, LLC) with the SEC pursuant to the Investment Advisers Act of 1940 (File No. 801-25943), which is incorporated herein by reference. In addition to their position with Columbia Management, except that certain directors/trustees and officers of Columbia Management also hold various positions with, and engage in business for, Ameriprise Financial, Inc. or its other subsidiaries. Prior to May 1, 2010, when Ameriprise Financial, Inc. acquired the long-term asset management business of Columbia Management Group, LLC from Bank of America, N.A., certain current directors/trustees and officers of Columbia Management held various positions with, and engaged in business for, Columbia Management Group, LLC or other direct or indirect subsidiaries of Bank of America Corporation.

Item 32. Principal Underwriter

(a) Columbia Management Investment Distributors, Inc. acts as principal underwriter for the following investment companies, including the Registrant:

Columbia Acorn Trust; Columbia Funds Series Trust; Columbia Funds Series Trust I; Columbia Funds Series Trust II; Columbia Funds Variable Insurance Trust; Columbia Funds Variable Insurance Trust I; RiverSource Bond Series, Inc.; RiverSource California Tax-Exempt Trust; RiverSource Dimensions Series,

Inc.; RiverSource Diversified Income Series, Inc.; RiverSource Equity Series, Inc.; RiverSource Global Series, Inc.; RiverSource Government Income Series, Inc.; RiverSource Government Money Market Fund, Inc.; RiverSource High Yield Income Series, Inc.; RiverSource Income Series, Inc.; RiverSource International Managers Series, Inc.; RiverSource International Series, Inc.; RiverSource Investment Series, Inc.; RiverSource Large Cap Series, Inc.; RiverSource Managers Series, Inc.; RiverSource Market Advantage Series, Inc.; RiverSource Money Market Series, Inc.; RiverSource Sector Series, Inc.; RiverSource Selected Series, Inc.; RiverSource Series Trust; RiverSource Short Term Investments Series, Inc.; RiverSource Special Tax-Exempt Series Trust; RiverSource Strategic Allocation Series, Inc., RiverSource Strategy Series, Inc.; RiverSource Tax-Exempt Income Series, Inc.; RiverSource Tax-Exempt Series, Inc.; RiverSource Variable Series Trust; Seligman Asset Allocation Series, Inc.; Seligman Capital Fund, Inc.; Seligman Communications and Information Fund, Inc.; Seligman Frontier Fund, Inc., Seligman Growth Fund, Inc.; Seligman Global Fund Series; Inc.; Seligman LaSalle Real Estate Fund Series, Inc.; Seligman Municipal Fund Series, Inc.; Seligman Municipal Series Trust; Seligman Portfolios, Inc.; Seligman TargetHorizon ETF Portfolios, Inc.; Seligman Value Fund Series, Inc., and Wanger Advisors Trust. Columbia Management Investment Distributors, Inc. acts as placement agent for Columbia Funds Master Investment Trust, LLC.

(b) As to each director/trustee, principal officer or partner of Columbia Management Investment Distributors, Inc.

                                       POSITION AND OFFICES                     POSITIONS AND OFFICES
NAME AND PRINCIPAL BUSINESS ADDRESS*   WITH PRINCIPAL UNDERWRITER               WITH REGISTRANT
------------------------------------   --------------------------------------   -------------------------
William F. Truscott                    Director (Chairman)                      Board Member, Vice
                                                                                President

Michael A. Jones                       Director; President                      Vice President

Beth Ann Brown                         Director; Senior Vice President

Amy Unckless                           Director; Chief Administrative Officer   None

Jeffrey F. Peters                      Senior Vice President                    None

Jeffrey P. Fox                         Chief Financial Officer                  Treasurer

Scott Roane Plummer                    Vice President, Chief Counsel and        Vice President, Secretary
                                       Assistant Secretary                      and General Counsel

Stephen O. Buff                        Vice President, Chief Compliance         None
                                       Officer

Christopher Thompson                   Senior Vice President and Head of        None
                                       Investment Products and Marketing

Brian Walsh                            Vice President, Strategic Relations      None

Frank Kimball                          Vice President, Asset Management         None
                                       Distribution Operations and Governance

Thomas R. Moore                        Secretary                                None

Michael E. DeFao                       Vice President and Assistant Secretary   None

Paul Goucher                           Vice President and Assistant Secretary   Assistant Secretary

Tara Tilbury                           Vice President and Assistant Secretary   Assistant Secretary

Nancy W. LeDonne                       Vice President and Assistant Secretary   None

Ryan C. Larrenega                      Vice President and Assistant Secretary   None

Joseph L. D'Alessandro                 Vice President and Assistant Secretary   Assistant Secretary

Christopher O. Petersen                Vice President and Assistant Secretary   Assistant Secretary

Eric T. Brandt                         Vice President and Assistant Secretary   None

                                       POSITION AND OFFICES                     POSITIONS AND OFFICES
NAME AND PRINCIPAL BUSINESS ADDRESS*   WITH PRINCIPAL UNDERWRITER               WITH REGISTRANT
------------------------------------   --------------------------------------   -------------------------
James L. Hamalainen                    Treasurer                                None

Neysa Alecu                            Anti-Money Laundering Officer and        Money Laundering
                                       Identity Theft Prevention Officer        Prevention Officer and
                                                                                Identity Theft Prevention
                                                                                Officer

Kevin Wasp                             Ombudsman                                None

Lee Faria                              Conflicts Officer                        None

(c) Not Applicable

Item 33. Location of Accounts and Records

Person maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder include:

- Registrant offices, 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402;

- Registrant's investment adviser, Columbia Management Investment Advisers, LLC, 100 Federal Street, Boston, MA 02110; and 707 Second Avenue, South, Minneapolis, MN 55402.

- Registrant's administrator, Ameriprise Financial, Inc., 707 Second Avenue, South, Minneapolis, MN 55402;

- Registrant's principal underwriter, Columbia Management Investment Distributors, Inc., One Financial Center, Boston, MA 02111; and 707 Second Avenue, South, Minneapolis, MN 55402;

- Registrant's transfer agent, Columbia Management Investment Services Corp., One Financial Center, Boston, MA 02111; and 707 Second Avenue, South, Minneapolis, MN 55402; and

- Registrant's custodian, JPMorgan Chase Bank, N.A., 1 Chase Manhattan Plaza, New York, NY 10005.

In addition, Iron Mountain Records Management is an off-site storage facility housing historical records that are no longer required to be maintained on-site. Records stored at this facility include various trading and accounting records, as well as other miscellaneous records. The address for Iron Mountain Records Management is 920 & 950 Apollo Road, Eagan, MN 55121.

Item 34. Management Services

     Not Applicable

Item 35. Undertakings

     Not Applicable

                                   SIGNATURES

Pursuant to the requirements of the Investment Company Act, the Registrant, RIVERSOURCE SHORT TERM INVESTMENTS SERIES, INC., has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Minneapolis, and the State of Minnesota on the 24th day of September, 2010.

RIVERSOURCE SHORT TERM INVESTMENTS SERIES, INC.


By /s/ J. Kevin Connaughton
   --------------------------------------------
   J. Kevin Connaughton
   President


By /s/ Jeffrey P. Fox
   --------------------------------------------
   Jeffrey P. Fox
   Treasurer

           Contents of this Amendment No. 6 to Registration Statement
                                  No. 811-21914

This Amendment comprises the following papers and documents:

The facing sheet.

Part A.

     The prospectus for Columbia Short-Term Cash Fund.

Part B.

     Statement of Additional Information.

     Financial Statements.

Part C.

     Other information.

The signatures.

                                  EXHIBIT INDEX

(j)  Consent of Independent Registered Public Accounting Firm (Ernst & Young
     LLP).